                                                         EXHIBIT 99.1


                                                               EXECUTION COPY


=============================================================================












                  STRUCTURED ASSET MORTGAGE INVESTMENTS INC.,
                                   as Seller,

                           GMAC MORTGAGE CORPORATION,
                                  as Servicer,

                                      and

                 NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,
                                   as Trustee



                       ---------------------------------

                        POOLING AND SERVICING AGREEMENT

                          Dated as of November 1, 1999
                       ---------------------------------

                       Mortgage Pass-Through Certificates

                                 Series 1999-J2











============================================================================

                               Table of Contents
                                                                          Page
                                                                          ----

                                   ARTICLE I
                                  DEFINITIONS

         Section 1.01.     Defined Terms....................................3

                                   ARTICLE II
         CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES

         Section 2.01.     Conveyance of Mortgage Loans....................28
         Section 2.02.     Acceptance of the Trust Fund by the Trustee.....31
         Section 2.03.     Representations, Warranties and Covenants of
                           the Servicer....................................32
         Section 2.04.     Representations and Warranties of the
                           Originator and Seller...........................33
         Section 2.05.     Issuance of Certificates Evidencing Interests
                           in the Trust Fund...............................35

                                  ARTICLE III
                 ADMINISTRATION AND SERVICING OF THE TRUST FUND

         Section 3.01.     Servicer to Service Mortgage Loans..............36
         Section 3.02.     Subservicing; Enforcement of the Obligations
                           of Subservicers.................................37
         Section 3.03.     Collection of Certain Mortgage Loan Payments....37
         Section 3.04.     Establishment of Custodial Accounts.............37
         Section 3.05.     Deposits in the Custodial Account...............38
         Section 3.06.     Permitted Withdrawals From the Custodial
                           Account.........................................39
         Section 3.07.     Investment of Funds in the Custodial Account....40
         Section 3.08.     Transfer of Accounts............................40
         Section 3.09.     Collection of Taxes, Assessments and Similar
                           Items; Escrow Accounts..........................40
         Section 3.10.     Maintenance of Hazard Insurance; Maintenance
                           of Primary Insurance Policies...................41
         Section 3.11.     Enforcement of Due-on-Sale Clauses; Assumption
                           Agreements......................................42
         Section 3.12.     Realization Upon Defaulted Mortgage Loans.......43
         Section 3.13.     Trustee to Cooperate; Release of Mortgage
                           Files...........................................45
         Section 3.14.     Documents,  Records and Funds in  Possession
                           of the Servicer to be Held for the Trustee......46
         Section 3.15.     Servicing Compensation..........................47
         Section 3.16.     Access to Certain Documentation.................47
         Section 3.17.     Annual Statement as to Compliance...............48
         Section 3.18.     Annual Independent Public Accountants' Servicing
                           Statement; Financial Statements.................48
         Section 3.19.     Errors and Omissions Insurance; Fidelity Bonds..48
         Section 3.20.     [Reserved]......................................48
         Section 3.21.     Additional Obligations of the Seller............48
         Section 3.22.     Periodic  Filings  with the  Securities  and
                           Exchange Commission; Additional Information.....49
         Section 3.23.     Rights of the Seller and the Trustee in
                           Respect of the Servicer.........................49
         Section 3.24.     Trustee to Act as Servicer......................49
         Section 3.25.     Certificate Account.............................50
         Section 3.26.     Permitted Withdrawals from the Certificate
                           Account.........................................50
         Section 3.27.     Investment of Funds in the Certificate Account..51

                                   ARTICLE IV
                         PAYMENTS TO CERTIFICATEHOLDERS

         Section 4.01.     Certificate Account; Distributions..............52
         Section 4.02.     Statements to Certificateholders................58
         Section 4.03.     Remittance Reports; Monthly Advances by the
                           Servicer; Liquidation Reports...................60
         Section 4.04.     Allocation of Realized Losses...................61
         Section 4.05.     Information Reports to Be Filed by the Servicer.62
         Section 4.06.     Compliance with Withholding Requirements........62

                                   ARTICLE V
                                THE CERTIFICATES

         Section 5.01.     The Certificates................................63
         Section 5.02.     Registration of Transfer and Exchange of
                           Certificates....................................64
         Section 5.03.     Mutilated, Destroyed, Lost or Stolen
                           Certificates....................................68
         Section 5.04.     Persons Deemed Owners...........................68

                                   ARTICLE VI
                                  THE SERVICER

         Section 6.01.     Liability of the Servicer.......................69
         Section 6.02.     Merger, Consolidation or Conversion of the
                           Servicer........................................69
         Section 6.03.     Limitation on Liability of the Servicer and
                           Others..........................................69
         Section 6.04.     Limitation on Resignation of the Servicer.......70
         Section 6.05.     Sale and Assignment of Servicing................70

                                  ARTICLE VII
                                    DEFAULT

         Section 7.01.     Events of Default...............................71
         Section 7.02.     Trustee to Act; Appointment of Successor........72
         Section 7.03.     Notification to Certificateholders..............73
         Section 7.04.     List of Certificateholders......................73

                                  ARTICLE VIII
                             CONCERNING THE TRUSTEE

         Section 8.01.     Duties of Trustee...............................74
         Section 8.02.     Certain Matters Affecting The Trustee...........75
         Section 8.03.     Trustee Not Liable for Certificates Or
                           Mortgage Loans..................................76
         Section 8.04.     Trustee May Own Certificates....................77
         Section 8.05.     Fees And Expenses...............................77
         Section 8.06.     Eligibility Requirements For Trustee............77
         Section 8.07.     Insurance.......................................78
         Section 8.08.     Resignation And Removal Of The Trustee..........78
         Section 8.09.     Successor Trustee...............................78
         Section 8.10.     Merger Or Consolidation Of Trustee..............79
         Section 8.11.     Appointment Of Co-Trustee Or Separate Trustee...79
         Section 8.12.     Servicer Shall Provide Information As
                           Reasonably Required.............................80
         Section 8.13.     Federal Information Returns and Reports to
                           Certificateholders..............................80

                                   ARTICLE IX
                                  TERMINATION

         Section 9.01.     Termination  Upon  Repurchase  or  Liquidation
                           of All  Mortgage  Loans or upon Purchase of
                           Certificates....................................82
         Section 9.02.     Additional Termination Requirements.............83

                                   ARTICLE X
                                REMIC PROVISIONS

         Section 10.01.    REMIC Administration...........................85
         Section 10.02.    Prohibited Transactions and Activities.........87
         Section 10.03.    Tax Indemnification............................87

                                   ARTICLE XI
                            MISCELLANEOUS PROVISIONS

         Section 11.01.    Amendment......................................88
         Section 11.02.    Recordation of Agreement; Counterparts.........89
         Section 11.03.    Limitation on Rights of Certificateholders.....89
         Section 11.04.    Governing Law..................................90
         Section 11.05.    Notices........................................90
         Section 11.06.    Severability of Provisions.....................90
         Section 11.07.    Successors and Assigns; Third Party
                           Beneficiary....................................90
         Section 11.08.    Article and Section Headings...................90
         Section 11.09.    Notice to Rating Agencies......................91

         EXHIBIT A-1       -Form of Class A Certificate................A-1-1
         EXHIBIT A-2       -Form of Class X Certificate and Class PO
                            Certificate................................A-2-1
         EXHIBIT A-3       -Form of Class R Certificate................A-3-1
         EXHIBIT B         -Form of Class B Certificate..................B-1
         EXHIBIT C         -[Reserved]      .............................C-1
         EXHIBIT D         -Form of Remittance Report....................D-1
         EXHIBIT E         -Request for Release..........................E-1
         EXHIBIT F-1       -Form of Investor Representation Letter.....F-1-1
         EXHIBIT F-2       -Form of Transferor Representation Letter...F-2-1
         EXHIBIT F-3       -Form of Rule 144A Investment
                            Representation.............................F-3-1
         EXHIBIT F-4       -Transferor Certificate for Transfers of
                            Residual Certificates......................F-4-1
         EXHIBIT F-5       -Transfer Affidavit and Agreement for
                            Transfers of Residual Certificates.........F-5-1
         EXHIBIT F-6       -Form of ERISA Representation Letter........F-6-1
         EXHIBIT G         -Mortgage Loan Schedule.......................G-1
         EXHIBIT H         -Pricing and Prepayment Certificate...........H-1
         EXHIBIT I         -Schedule of Discount Fractions...............I-1
         EXHIBIT J         -Custodial Account Letter Agreement...........J-1
         EXHIBIT K         -Escrow Account Letter Agreement..............K-1
         EXHIBIT L         -Targeted Balance Schedules...................L-1
         EXHIBIT M         -Form of Trustee Initial Certification........M-1
         EXHIBIT N         -Form of Trustee Final Certification..........N-1

         This Pooling and Servicing Agreement (the "Agreement"), dated as of November 1, 1999, among STRUCTURED ASSET MORTGAGE INVESTMENTS INC., as Seller (the "Seller"), GMAC MORTGAGE CORPORATION, as Servicer (the "Servicer") and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Trustee (the "Trustee").

                             PRELIMINARY STATEMENT:

         The Seller intends to sell mortgage pass-through certificates (collectively, the "Certificates"), to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans (as defined herein). The Trust Fund for federal income tax purposes will consist of a single REMIC. The Regular Interests will represent the "regular interests" in the Trust Fund and the Residual Certificates will represent the single "residual interest" in the Trust Fund. Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Mortgage Loan with the latest maturity date in the Mortgage Pool has been designated as the "latest possible maturity date" for the Certificates.

         As of the Cut-off Date, the Mortgage Loans have an aggregate Stated Principal Balance equal to $302,326,338.

         The following table sets forth characteristics of the Certificates, together with the minimum denominations and integral multiples in excess thereof in which such Classes shall be issuable (except that one Certificate of each Class of Certificates may be issued in a different amount):



                          Initial Certificate                                                      Integral Multiples
                              Principal                  Pass-Through              Minimum            in Excess of
                               Balance                       Rate               Denomination            Minimum
-------------------       -------------------            -------------          -------------      ------------------

Class A-1                    $153,595,000                   7.00%                 $1,000                  $1

Class A-2                      36,100,000                   7.00%                 $1,000                  $1

Class A-3                      20,000,001                   7.00%                 $1,000                  $1

Class A-4                      30,232,365                   7.00%                 $1,000                  $1

Class A-5                      29,722,634                   7.00%                 $1,000                  $1

Class A-6                         510,000                   7.00%                 $1,000                  $1

Class A-7                      13,588,146                   7.00%                 $1,000                  $1

Class X                               (1)                     (2)                 $1,000                  $1

Class PO                        4,973,406                     (3)                 $1,000                  $1

Class R                               100                   7.00%                $100(4)                 N/A

Class B-1(5)                    7,255,800                   7.00%                $25,000                  $1

Class B-2(5)                    2,569,800                   7.00%                $25,000                  $1

Class B-3(5)                    1,360,400                   7.00%                $25,000                  $1

Class B-4(5)                    1,209,300                   7.00%               $100,000              $1,000

Class B-5(5)                      453,500                   7.00%               $100,000              $1,000

Class B-6(5)                      755,886                   7.00%               $100,000              $1,000


-------------------
(1) Notional amount (initially $199,344,359.53). This class pays only interest, calculated on a notional amount which is not paid, at a rate equal to the weighted average of the excess of (a) the Net Mortgage Rates on each Non-Discount Mortgage Loan over (b) 7.00% per annum.
(2) The pass-through rate for the initial interest accrual period is approximately 0.5491% per annum.
(3)      This class pays only principal.
(4) The Class R Certificates will be issued as a single certificate with a $100 Certificate Principal Balance.
(5)      This class is a subordinate certificate.

         Set forth below are designations of Classes of Certificates to the categories used herein:


Book-Entry Certificates.................All Classes of Certificates other than the Physical Certificates.

Class A Certificates....................The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6 and
                                        Class A-7 Certificates.

ERISA-Restricted
Certificates............................The Residual Certificates, the Class A-6 Certificates and the Subordinate
                                        Certificates.

Interest Only Certificates..............The Class X Certificates.

Lockout Certificates....................The Class A-5 and Class A-6 Certificates.

Offered Certificates....................The Senior Certificates and the Offered Subordinate Certificates.

Offered Subordinate Certificates........The Class B-1, Class B-2, and Class B-3 Certificates.

Physical Certificates...................The Residual and the Private Certificates.

Principal Only
Certificates............................The Class PO Certificates.

Private Certificates....................The Class B-4, Class B-5 and Class B-6 Certificates.

Rating Agencies.........................Moody's and Fitch.

Regular Certificates....................All Classes of Certificates, other than the Residual Certificates.

Residual Certificates...................The Class R Certificates.

Senior Certificates.....................The Class A, Class X, Class PO and Residual Certificates.

Senior Support
Lockout Certificates....................The Class A-6 Certificates.

Subordinate Certificates................The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6
                                        Certificates.

Super Senior Certificates...............The Class A-4 Certificates.

Support Certificates....................The Class A-3 Certificates.

Targeted Principal
Classes.................................The Class A-1, Class A-2 and Class A-7 Certificates.



                                   WITNESSETH

         In consideration of the mutual agreements herein contained, the Seller, the Servicer and the Trustee agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

         Section 1.01.     Defined Terms.

         Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

         Accrued Certificate Interest: With respect to each Distribution Date,
(a) in the case of each class of Offered Certificates (other than the Interest Only Certificates and Principal Only Certificates), interest accrued for the preceding Interest Accrual Period on the Certificate Principal Balance of the Certificates of such class immediately prior to such Distribution Date at the related Pass-Through Rate and (b) in the case of the Interest Only Certificates, interest accrued for the preceding Interest Accrual Period on the Notional Amount at the then-applicable Pass-Through Rate. Accrued Certificate Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months. In each case, Accrued Certificate Interest on any Class of Certificates will be reduced by the amount of (i) Prepayment Interest Shortfalls, if any, which are not covered by the Servicer with a payment of Compensating Interest pursuant to Section 3.25 with respect to such Distribution Date, (ii) the interest portion (adjusted to the related Net Mortgage Rate) of Realized Losses (including Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses) not allocated solely to one or more Classes of Certificates pursuant to Section
4.04 and (iii) any other interest shortfalls not covered by the subordination provided by the Class B Certificates and, with respect to the Super Senior Certificates, by the subordination provided by the Senior Support Lockout Certificates, including interest that is not collectible from the Mortgagor pursuant to the Relief Act or similar legislation or regulations as in effect from time to time with all such reductions allocated among all of the Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date which would have resulted absent such reductions. In addition to that portion of the reductions described in the preceding sentence that are allocated to any Class of Class B Certificates, Accrued Certificate Interest on any Class of the Class B Certificates, as applicable, will be reduced by the interest portion (adjusted to the related Net Mortgage Rate) of the portion of Realized Losses that are allocated solely to the Class B Certificates, as applicable, pursuant to Section 4.04. The Principal Only Certificates do not have a Pass-Through Rate and are not entitled to Accrued Certificate Interest.

         Agreement: This Pooling and Servicing Agreement and all amendments hereof.

         Amount Held for Future Distribution: As to any Distribution Date, the total of the amounts held in the Custodial Account at the close of business on the preceding Determination Date which were received after the Cut-off Date on account of (i) Liquidation Proceeds, Insurance Proceeds, and Partial Principal Prepayments received or made in the month of such Distribution Date, (ii) Full Principal Prepayments received after the 15th day of the month in which such Distribution Date occurs, and (iii) payments which represent early receipt of Scheduled Monthly Payments due on a date or dates subsequent to the related Due Date.

         Anniversary:  Each anniversary of November 1.

         Assignment: An assignment of Mortgage, notice of transfer or equivalent instrument, in recordable form, which is sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage.

         Available Distribution Amount: With respect to any Distribution Date, an amount equal to (a) the sum of (i) the balance on deposit in the Custodial Account as of the close of business on the related Determination Date and (ii) the aggregate amount of any Monthly Advances made and all amounts required to be paid by the Servicer pursuant to Sections 3.10, 3.25 and 4.03 by deposits into the Custodial Account or the Certificate Account, reduced by (b) the sum, as of the close of business on the related Determination Date, of (i) Scheduled Monthly Payments collected but due during a Due Period subsequent to the Due Period ending on the first day of the month in which such Distribution Date occurs, (ii) Partial Principal Prepayment received on or after the first day of the month in which such Distribution Date occurs, (iii) Full Principal Prepayment received after the 15th day of the month in which such Distribution Date occurs, (iv) any other amounts reimbursable or payable to the Servicer pursuant to Section 3.06, (v) the Servicing Fee payable on such Distribution Date, (vi) the Trustee Fee payable to the Trustee on such Distribution Date,
(vii) certain expenses incurred by the Trustee related to the termination of the Servicer or the appointment of a successor Servicer to the extent such expenses are not reimbursed by the Servicer and (viii) Insurance Proceeds, Liquidation Proceeds, Principal Prepayments, REO Proceeds and the proceeds of Mortgage Loan purchases made pursuant to Section 2.02, 2.04, 3.11 or 3.12, in each case received or made in the month in which such Distribution Date occurs.

         Bankruptcy Amount: As of any date of determination prior to the first Anniversary, an amount equal to the excess, if any, of (A) $100,000 over (B) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.04. As of any date of determination on or after the first Anniversary, an amount equal to the excess, if any, of the lesser of (a) the Bankruptcy Amount calculated as of the close of business on the Business Day immediately preceding the most recent Anniversary coinciding with or preceding such date of determination (or, if such date of determination is an Anniversary, the Business Day immediately preceding such date of determination) (for purposes of this definition, the "Relevant Anniversary") and (b) the greater of (i) $100,000 and (ii) 0.0006 times the aggregate principal balance of all the Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary having a Loan-to-Value Ratio at origination which exceeds 75%.

         The Bankruptcy Amount may be further reduced by the Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

         Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

         Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction as reported by the Servicer or by any other party hereto.

         Book-Entry Certificate: Any Certificate registered in the name of the Depository or its nominee, and initially, all Classes of Certificates other than the Physical Certificates.

         Business Day: Any day other than a Saturday, a Sunday or a day on which banking institutions in Minnesota, Pennsylvania or New York (and such other state or states in which the Custodial Account or the Certificate Account are at the time located) or in the city in which the Corporate Trust Office of the Trustee is located are authorized or obligated by law or executive order to close.

         Cash Liquidation: As to any Defaulted Mortgage Loan (other than a Mortgage Loan as to which an REO Acquisition occurred), a determination by the Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

         Certificate: Any Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class X, Class PO, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 or Class R Certificate.

         Certificate Account: The trust account or accounts created and maintained pursuant to Section 3.25, which shall be entitled "Norwest Bank Minnesota, National Association, in trust for registered holders of Structured Asset Mortgage Investments Inc., Mortgage Pass-Through Certificates, Series 1999-J2", and which account or accounts must each be an Eligible Account.

         Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that, only a Permitted Transferee shall be a holder of a Residual Certificate for any purposes hereof and, solely for the purposes of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Seller or the Servicer or any affiliate thereof shall be deemed not to be outstanding and the Voting Rights to which such Certificate is entitled shall not be taken into account in determining whether the requisite percentage of Voting Rights necessary to effect any such consent has been obtained, except as otherwise provided in
Section 11.01. The Trustee shall be entitled to rely upon a certification of the Seller or the Servicer in determining if any Certificates are registered in the name of the respective affiliate. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

         Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

         Certificate Principal Balance: With respect to any Certificate other than Interest Only Certificates on any date of determination, an amount equal to (i) the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, minus (ii) the sum of (a) the aggregate of all amounts previously distributed with respect to such Certificates (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.01, and (b) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.04. With respect to each Class B Certificate, on any date of determination, an amount equal to (i) the Initial Certificate Principal Balance of such Class B Certificate as specified on the face thereof, minus (ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.01 and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.04; provided, that the Certificate Principal Balance of each Class B Certificate of those Class B Certificates outstanding with the highest numerical designation at any given time shall be calculated to equal the Percentage Interest evidenced by such Certificate times the excess, if any, of (A) the then aggregate Stated Principal Balance of the Mortgage Loans over (B) the then aggregate Certificate Principal Balance of all other Classes of Certificates then outstanding. The Interest Only Certificates have no Certificate Principal Balance.

         Certificate Register: The register maintained pursuant to Section
5.02.

         Class: Collectively, all of the Certificates bearing the same designation.

         Class A Certificate: Any one of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6 or Class A-7 Certificates, each executed, authenticated and delivered by the Trustee substantially in the form annexed hereto as Exhibit A-1 and each evidencing an interest designated as a "regular interest" in the Trust Fund for purposes of the REMIC Provisions.

         Class B Certificate: Any of the Class B-1 Certificates, Class B-2 Certificates, Class B-3 Certificates, Class B-4 Certificates, Class B-5 Certificates or Class B-6 Certificates.

         Class B Percentage: The Class B-1 Percentage, Class B-2 Percentage, Class B-3 Percentage, Class B-4 Percentage, Class B-5 Percentage or Class B-6 Percentage.

         Class B-1 Certificate: Any one of the Class B-1 Certificates executed, authenticated and delivered by the Trustee substantially in the form annexed hereto as Exhibit B, subordinate to the Senior Certificates with respect to distributions and the allocation of Realized Losses as set forth in Section
4.04 and evidencing an interest designated as a "regular interest" in the Trust Fund for purposes of the REMIC Provisions.

         Class B-1 Percentage: With respect to any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date).

         Class B-2 Certificate: Any one of the Class B-2 Certificates executed, authenticated and delivered by the Trustee substantially in the form annexed hereto as Exhibit B, subordinate to the Senior Certificates and Class B-1 Certificates with respect to distributions and the allocation of Realized Losses as set forth in Section 4.04 and evidencing an interest designated as a "regular interest" in the Trust Fund for purposes of the REMIC Provisions.

         Class B-2 Percentage: With respect to any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (and related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

         Class B-2 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class B-2 Certificates, Class B-3 Certificates, Class B-4 Certificates, Class B-5 Certificates and Class B-6 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (and related REO Properties) immediately prior to such Distribution Date is greater than or equal to 2.10%.

         Class B-3 Certificate: Any one of the Class B-3 Certificates executed, authenticated and delivered by the Trustee substantially in the form annexed hereto as Exhibit B, subordinate to the Senior Certificates, Class B-1 Certificates and Class B-2 Certificates with respect to distributions and the allocation of Realized Losses as set forth in Section 4.04 and evidencing an interest designated as a "regular interest" in the Trust Fund for purposes of the REMIC Provisions.

         Class B-3 Percentage: With respect to any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class B-3 Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (and related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

         Class B-3 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the aggregate Certificate Principal Balance of the Class B-3 Certificates, Class B-4 Certificates, Class B-5 Certificates and Class B-6 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 1.25%.

         Class B-4 Certificate: Any one of the Class B-4 Certificates executed, authenticated and delivered by the Trustee substantially in the form annexed hereto as Exhibit B, subordinate to the Senior Certificates, Class B-1 Certificates, Class B-2 Certificates and Class B-3 Certificates with respect to distributions and allocation of Realized Losses as set forth in Section 4.04 and evidencing an interest designated as a "regular interest" in the Trust Fund for purposes of the REMIC Provisions.

         Class B-4 Percentage: With respect to any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class B-4 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage
Loan) immediately prior to such Distribution Date.

         Class B-4 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class B-4 Certificates, Class B-5 Certificates and Class B-6 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 0.80%.

         Class B-5 Certificate: Any one of the Class B-5 Certificates executed, authenticated and delivered by the Trustee substantially in the form annexed hereto as Exhibit B, subordinate to the Senior Certificates, Class B-1 Certificates, Class B-2 Certificates, Class B-3 Certificates and Class B-4 Certificates with respect to distributions and the allocation of Realized Losses as set forth in Section 4.04 and evidencing an interest designated as a "regular interest" in the Trust Fund for purposes of the REMIC Provisions.

         Class B-5 Percentage: With respect to any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class B-5 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage
Loan) immediately prior to such Distribution Date.

         Class B-5 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class B-5 Certificates and Class B-6 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (and related REO Properties) immediately prior to such Distribution Date is greater than or equal to 0.40%.

         Class B-6 Certificate: Any one of the Class B-6 Certificates executed, authenticated and delivered by the Trustee substantially in the form annexed hereto as Exhibit B, subordinate to the Senior Certificates, Class B-1 Certificates Class B-2 Certificates, Class B-3 Certificates, Class B-4 Certificates and Class B-5 Certificates with respect to distributions and the allocation of Realized Losses as set forth in Section 4.04 and evidencing an interest designated as a "regular interest" in the Trust Fund for purposes of the REMIC Provisions.

         Class B-6 Percentage: With respect to any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class B-6 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage
Loan) immediately prior to such Distribution Date.

         Class B-6 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class B-6 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (and related REO Properties) immediately prior to such Distribution Date is greater than or equal to 0.25%.

         Class PO Certificate: Any one of the Class PO Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A-2 and evidencing an interest designated as a "regular interest" in the Trust Fund for purposes of the REMIC Provisions.

         Class PO Collection Shortfalls: With respect to the Cash Liquidation or REO Disposition of a Discount Mortgage Loan and any Distribution Date, the excess of the amount described in Section 4.01(c)(first)(C)(1) over the amount described in Section 4.01(c)(first)(C)(2).

         Class PO Principal Distribution Amount: As defined in Section 4.01(c)(first).

         Class R Certificate: Any one of the Class R Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A-3 and evidencing an interest designated as a "residual interest" in the Trust Fund for purposes of the REMIC Provisions.

         Class X Certificate: Any one of the Class X Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A-2 and evidencing an interest designated as a "regular interest" in the Trust Fund for purposes of the REMIC Provisions.

         Closing Date:  November 30, 1999.

         Code:  The Internal Revenue Code of 1986, as amended.

         Collateral Value: The appraised value of a Mortgaged Property based upon the lesser of (i) the appraisal (as reviewed and approved by the Seller) made at the time of the origination of the related Mortgage Loan, or (ii) the sales price of such Mortgaged Property at such time of origination. With respect to a Mortgage Loan the proceeds of which were used to refinance an existing mortgage loan, the appraised value of the Mortgaged Property based upon the appraisal (as reviewed and approved by the Seller) obtained at the time of refinancing.

         Commission:  The Securities and Exchange Commission.

         Compensating Interest: With respect to any Distribution Date, an amount (but not in excess of the Servicing Fee for such Distribution Date) equal to Prepayment Interest Shortfalls resulting from Principal Prepayments during the related Prepayment Period.

         Corporate Trust Office: The principal corporate trust office of the Trustee at which at any particular time its corporate trust business related to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at Sixth and Marquette, Minneapolis, Minnesota 55479-1026, ref: SAMI 1999-J2.

         Credit Support Depletion Date: The first Distribution Date on which the Senior Percentage equals 100%.

         Custodial Account: The account or accounts created and maintained pursuant to Section 3.04 in the name of a depository institution, as custodian for the holders of the Certificates, into which the amounts set forth in
Section 3.05 shall be deposited directly. Any such account or accounts shall be an Eligible Account.

         Custodian:  Norwest Bank Minnesota, National Association.

         Cut-off Date:  November 1, 1999.

         Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the Scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

         Defaulted Mortgage Loan: means any Mortgage Loan as to which the Mortgagor has failed to make unexcused three (3) or more consecutive Scheduled Monthly Payments.

         Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any Scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

         Definitive Certificate:  Any definitive, fully registered Certificate.

         Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

         Depository: The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in
Section 8-102(5) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

         Depository Participant: A broker, dealer, bank or other financial institutions or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

         Determination Date: The 15th day (or if such 15th day is not a Business Day, the Business Day immediately preceding such 15th day) of the month of the related Distribution Date.

         Discount Fraction: With respect to each Discount Mortgage Loan, the fraction expressed as a percentage, the numerator of which is 7.00% minus the Net Mortgage Rate (or the initial Net Mortgage Rate with respect to any Discount Mortgage Loans as to which the Mortgage Rate is modified pursuant to
Section 3.03) for such Mortgage Loan and the denominator of which is 7.00%. The Discount Fraction with respect to each Discount Mortgage Loan is set forth on
Exhibit I attached hereto.

         Discount Mortgage Loan: Any Mortgage Loan having a Net Mortgage Rate (or initial Net Mortgage Rate) of less than 7.00% per annum and any Mortgage Loan deemed to be a Discount Mortgage Loan pursuant to the definition of Qualified Substitute Mortgage Loan.

         Disqualified Organization: Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, which includes any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the Freddie Mac, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) an "electing large partnership" within the meaning of Section 775 of the Code and (vi) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R Certificate by such Person may cause any REMIC or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

         Distribution Date: The 25th day of any month, or if such 25th day is not a Business Day, the Business Day immediately following such 25th day, commencing in December 1999.

         Due Date:  The first day of the month of the related Distribution Date.

         Due Period: With respect to any Distribution Date, the period commencing on the second day of the month preceding the month of such Distribution Date (or, with respect to the first Due Period, the day following the Cut-off Date) and ending on the related Due Date.

         Eligible Account: Either (i) an account or accounts maintained with a federal or state chartered depository institution the accounts of which are insured by the FDIC (to the limits established by the FDIC) and the short-term debt ratings and the long-term deposit ratings of which are rated in one of the two highest rating categories by the Rating Agencies or (ii) a trust account or accounts maintained with a federal or state chartered depository institution or trust company with trust powers acting in its fiduciary capacity or (iii) an account or accounts of a depository institution acceptable to the Rating Agencies (as evidenced in writing by the Rating Agencies that use of any such account as the Custodial Account or the Certificate Account will not have an adverse effect on the then-current ratings assigned to the Classes of the Certificates then rated by the Rating Agencies). Eligible Accounts may bear interest.

         Eligible Funds: On any Distribution Date, the portion, if any, of the Available Distribution Amount remaining after reduction by the sum of (i) the aggregate amount of Accrued Certificate Interest on the Senior Certificates,
(ii) the Senior Principal Distribution Amount, (iii) the Class PO Principal Distribution Amount (determined without regard to Section 4.01(c)(first)(E) hereof) and (iv) the aggregate amount of Accrued Certificate Interest on the Subordinate Certificates.

         Escrow Account: The account or accounts created and maintained pursuant to Section 3.09.

         Event of Default:  One or more of the events described in Section 7.01.

         Excess Bankruptcy Loss: Any Bankruptcy Loss, or portion thereof, which exceeds the then applicable Bankruptcy Amount.

         Excess Fraud Loss: Any Fraud Loss, or portion thereof, which exceeds the then applicable Fraud Loss Amount.

         Excess Liquidation Proceeds: With respect to any Liquidated Mortgage Loan, any Liquidation Proceeds in excess of the sum of (1) the Stated Principal Balance of such Mortgage Loan and accrued but unpaid interest at the related Mortgage Rate through the related Liquidation Date, and (2) related liquidation expenses, to the extent that such amount is not required by law to be paid to the related Mortgagor.

         Excess Special Hazard Loss: Any Special Hazard Loss, or portion thereof, that exceeds the then applicable Special Hazard Amount.

         Extraordinary Events: Any of the following conditions with respect to a Mortgaged Property or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

                  (a) losses which are otherwise covered by the fidelity bond and the errors and omissions insurance policy maintained pursuant to
         Section 3.19, but are in excess of the coverage maintained thereunder;

                  (b) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

                  (c) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack;

                           1. by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

                           2.       by military, naval or air forces; or

                           3. by an agent of any such government, power, authority or forces;

                  (d) any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or

                  (e) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

         Extraordinary Losses: Any loss incurred on a Mortgage Loan caused by or resulting from an Extraordinary Event.

         FDIC:  Federal Deposit Insurance Corporation or any successor.

         Final Disposition: With respect to a Defaulted Mortgage Loan is deemed to have occurred upon a determination by the Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

         Fitch:  Fitch IBCA, Inc., or its successor in interest.

         Freddie Mac: Freddie Mac (formerly the Federal Home Loan Mortgage Corporation) or any successor.

         Fraud Loss Amount: As of any date of determination after the Cut-off Date, an amount equal to: (Y) prior to the third Anniversary, an amount equal to 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the Cut-off Date minus the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.04 since the Cut-off Date up to such date of determination and
(Z) from the third to the fifth Anniversary, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 0.50% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent Anniversary minus (2) the Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.04 since the most recent Anniversary up to such date of determination. On and after the fifth Anniversary, the Fraud Loss Amount shall be zero.

         The Fraud Loss Amount may be further reduced by the Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

         Fraud Losses: Losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loan as reported by the Servicer or by any other party hereto.

         Full Principal Prepayment: Any Principal Prepayment made by a Mortgagor of the entire principal balance of the Mortgage Loan.

         Hazard Insurance Policy: Each hazard insurance policy required to be maintained pursuant to Section 3.10.

         Indemnified Persons: The Trustee, its officers, directors, agents and employee and any separate co-trustee and its officers, directors, agents and employees.

         Initial Certificate Principal Balance: With respect to each Class of Regular Certificates, the Certificate Principal Balance of such Class of Certificates as of the Cut-off Date as set forth in the Preliminary Statement hereto.

         Initial Notional Amount: With respect to the Interest Only Certificates, the Notional Amount thereof as of the Cut-off Date.

         Insurance Policy: With respect to any Mortgage Loan, any insurance policy (including a Primary Insurance Policy) which is required to be maintained from time to time under this Agreement in respect of such Mortgage Loan.

         Insurance Proceeds: Proceeds paid in respect of the Mortgage Loans pursuant to any Hazard Insurance Policy, any title insurance policy or any other insurance policy covering a Mortgage Loan, to the extent such proceeds are not applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Servicer would follow in servicing mortgage loans held for its own account.

         Interest Accrual Period: With respect to each Distribution Date and each Class of Certificates, the calendar month preceding the month in which such Distribution Date occurs, beginning in November 1999.

         Interest Shortfall: With respect to any Distribution Date, an amount equal to the aggregate shortfall, if any, in collections of interest (adjusted to the related Net Mortgage Rates) on Mortgage Loans resulting from (a) Full Principal Prepayments received after the 15th day of the month in which such Distribution Date occurs, (b) Partial Principal Prepayments received on or after the first day of the month in which such Distribution Date occurs to the extent applied after the first day of the month in which such Distribution Date occurs and (c) interest payments on certain of the Mortgage Loans being limited pursuant to the provisions of the Relief Act.

         Late Collections: With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Scheduled Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Scheduled Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

         Liquidation Proceeds: Amounts (other than Insurance Proceeds) received by the Servicer in connection with the taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a Defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than amounts received in respect of any REO Property.

         Loan-to-Value Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Collateral Value of the related Mortgaged Property.

         Lockout Distribution Percentage: With respect to any Distribution Date, the percentage indicated below:

Distribution Date                               Lockout Distribution Percentage
-------------------------------------           -------------------------------

December 1999 through November 2004                          0%
December 2004 through November 2005                         30%
December 2005 through November 2006                         40%
December 2006 through November 2007                         60%
December 2007 through November 2008                         80%
November 2008 and thereafter                               100%

         Lost Note Affidavit: With respect to any Mortgage Note, an original lost note affidavit from the Seller stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note.

         Maturity Date: The latest possible maturity date, solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, by which (i) the Certificate Principal Balance of each Class of Certificates (other than the Interest Only Certificates) or (ii) the Notional Amount of the Interest Only Certificate would be reduced to zero, which is January 25, 2030, the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan.

         Monthly Advance: As to any Mortgage Loan, any advance or principal and interest made by the Servicer on any Distribution Date pursuant to Section 4.03.

         Moody's: Moody's Investors Service, Inc., or its successor in interest.

         Mortgage: The mortgage, deed of trust or any other instrument securing the Mortgage Loan.

         Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement; provided, that whenever the term "Mortgage File" is used to refer to documents actually received by the Trustee, such term shall not be deemed to include such additional documents required to be added unless they are actually so added.

         Mortgage Loan: Each of the mortgage loans, transferred and assigned to the Trustee pursuant to Section 2.01 or Section 2.04 and from time to time held in the Trust Fund (including any Qualified Substitute Mortgage Loans), the Mortgage Loans so transferred, assigned and held being identified in the Mortgage Loan Schedule. As used herein, the term "Mortgage Loan" includes the related Mortgage Note and Mortgage.

         Mortgage Loan Accrued Interest: With respect to each Mortgage Loan and each Due Date, the aggregate amount of interest accrued at the Mortgage Rate in respect of such Mortgage Loan since the preceding Due Date (or in the case of the initial Due Date, since the Cut-off Date) to but not including such Due Date with respect to which the Mortgage Loan Accrued Interest is being calculated in accordance with the terms of such Mortgage Loan, after giving effect to any previous Principal Prepayments, Deficient Valuation or Debt Service Reduction in respect of such Mortgage Loan.

         Mortgage Loan Purchase Agreement: The Mortgage Loan Purchase Agreement dated as of November 23, 1999 between GMAC Mortgage Corporation, as seller, and EMC Mortgage Corporation, as purchaser, and all amendments thereof and supplements thereto.

         Mortgage Loan Schedule: As of any date of determination, the schedule of Mortgage Loans included in the Trust Fund. The initial schedule of Mortgage Loans with accompanying information transferred on the Closing Date to the Trustee as part of the Trust Fund for the Certificates, attached hereto as Exhibit G (as amended from time to time to reflect the addition of Qualified Substitute Mortgage Loans) (and, for purposes of the Trustee pursuant to
Section 2.02, in computer-readable form as delivered to the Trustee), which list shall set forth the following information with respect to each Mortgage
Loan:

               (i)      the loan number and name of the Mortgagor;

               (ii) the street address, city, state and zip code of the Mortgaged Property;

               (iii)    the original term to maturity;

               (iv)     the original principal balance and the original
                        Mortgage Rate;

               (v)      the first payment date;

               (vi)     the type of Mortgaged Property;

               (vii) the Scheduled Monthly Payment in effect as of the Cut-off Date;

               (viii)   the principal balance as of the Cut-off Date;

               (ix) the Mortgage Rate as of the Cut-off Date and the Pool Strip Rate;

               (x)      the occupancy status;

               (xi)     the purpose of the Mortgage Loan;

               (xii)    the Collateral Value of the Mortgaged Property;

               (xiii)   [Reserved];

               (xiv)    the paid-through date of the Mortgage Loan;

               (xv)     the Servicing Fee Rate;

               (xvi)    the Net Mortgage Rate for such Mortgage Loan;

               (xvii)   the documentation type.

         The Mortgage Loan Schedule may be in the form of more than one schedule, collectively setting forth all of the information required.

         Mortgage Note: The note or other evidence of the indebtedness of a Mortgagor under a Mortgage Loan.

         Mortgage Rate: With respect to any Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan.

         Mortgaged Property:  The underlying property securing a Mortgage Loan.

         Mortgagor:  The obligor or obligors on a Mortgage Note.

         Net Mortgage Rate: With respect to each Mortgage Loan Due Date, a per annum rate of interest equal to the Mortgage Rate on such Mortgage Loan less the sum of the Servicing Fee Rate and the Trustee Fee Rate.

         Non-Discount Mortgage Loan: Any Mortgage Loan having a Net Mortgage Rate greater than or equal to 7.00% per annum.

         Nonrecoverable Advance: Any Monthly Advance or Servicing Advance previously made or proposed to be made in respect of a Mortgage Loan which, in the good faith judgment of the Servicer will not or, in the case of a proposed Monthly Advance or Servicing Advance, would not be ultimately recoverable from related Late Collections, Insurance Proceeds, Liquidation Proceeds or REO Proceeds. The determination by the Servicer that it has made a Nonrecoverable Advance or that any proposed Monthly Advance or Servicing Advance would constitute a Nonrecoverable Advance, shall be evidenced by a certificate of a Servicing Officer delivered to the Seller and the Trustee.

         Non-United States Person: Any Person other than a United States
Person.

         Notional Amount: The Notional Amount of the Class X Certificates as of any Distribution Date is equal to the aggregate Stated Principal Balance of the Non-Discount Mortgage Loans immediately prior to such date.

         Officer's Certificate: A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President or a vice president or assistant vice president or other authorized officer of the Seller or the Servicer and delivered to the Seller and Trustee.

         Opinion of Counsel: A written opinion of counsel, who may be counsel for the Seller or the Servicer, reasonably acceptable to the Trustee; except that any opinion of counsel relating to (a) the qualification of any account required to be maintained pursuant to this Agreement as an Eligible Account,
(b) the qualification of the Trust Fund as a REMIC, (c) compliance with the REMIC Provisions or (d) resignation of the Servicer pursuant to Section 6.04 must be an opinion of counsel who (i) is in fact independent of the Seller and the Servicer, (ii) does not have any direct financial interest or any material indirect financial interest in the Seller or the Servicer or in an affiliate of either and (iii) is not connected with the Seller or the Servicer as an officer, employee, director or person performing similar functions.

         Original Senior Percentage: The fraction, expressed as a percentage, the numerator of which is the aggregate Initial Certificate Principal Balance of the Senior Certificates (other than the Class PO Certificates) and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans (other than the Discount Fraction of the Discount Mortgage Loans), which is approximately 95.42% as of the Cut-off Date.

         Originator:  GMAC Mortgage Corporation, or any successor thereto.

         OTS:  The Office of Thrift Supervision, or any successor thereto.

         Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan (including an REO Property) which was not the subject of a Full Principal Prepayment, Cash Liquidation or REO Disposition and which was not purchased prior to such Due Date pursuant to Sections 2.02, 2.04 or 3.11.

         Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

         Partial Principal Prepayment: Any Principal Prepayment made by a Mortgagor which is not a Full Principal Prepayment.

         Pass-Through Rate: With respect to each related class of Certificates, a rate equal to the rate set forth in the Preliminary Statement hereto. The Principal Only Certificates do not have a Pass-Through Rate.

         Percentage Interest: With respect to any Certificate (other than a Class R Certificate), the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance thereof or Initial Notional Amount (in the case of the Interest Only Certificates) divided by the aggregate Initial Certificate Principal Balance or Initial Notional Amount, as applicable, of all of the Certificates of the same Class. With respect to a Class R Certificate, the interest in distributions to be made with respect to such Class evidenced thereby, expressed as a percentage, as stated on the face of each such Certificate.

         Permitted Investment:  One or more of the following:

               (i) direct obligations of, and obligations fully guaranteed by the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America; provided that obligations of Freddie Mac or Fannie Mae shall be Permitted Investments only if, at the time of investment, they are rated in one of the two highest rating categories by the Rating Agencies;

               (ii) (a) demand or time deposits, federal funds or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or the short-term deposit rating and/or the long-term unsecured debt obligations or deposits of such depository institution or trust company at the time of such investment or contractual commitment providing for such investment are rated in one of the two highest rating categories by the Rating Agencies and (b) any other demand or time deposit or certificate of deposit that is fully insured by the FDIC;

               (iii) repurchase obligations with respect to (a) any security described in clause (i) above or (b) any other security issued or guaranteed by an agency or instrumentality of the United States of America, the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (ii)(a) above;

               (iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof that are rated in one of the two highest rating categories by the Rating Agencies at the time of such investment or contractual commitment providing for such investment; provided, however, that securities issued by any particular corporation will not be Permitted Investments to the extent that investments therein will cause the then outstanding principal amount of securities issued by such corporation and held as Permitted Investments to exceed 10% of the aggregate outstanding principal balances and amounts of all the Permitted Investments;

               (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) which are rated in one of the two highest rating categories by the Rating Agencies;

               (vi) any other demand, money market or time deposit, obligation, security or investment as may be acceptable to each of the Rating Agencies;

               (vii) any money market funds the collateral of which consists of obligations fully guaranteed by the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America (which may include repurchase obligations secured by collateral described in clause (i)) and other securities and which money market funds are rated in one of the two highest rating categories by the Rating Agencies; and

               (viii) GMAC Variable Denomination Adjustable Rate Demand Notes constituting unsecured, senior debt obligations of General Motors Acceptance Corporation as outlined in the prospectus dated June 17, 1998 and rated by Moody's in its highest short-term rating category available and rated at least "D-1" by Fitch;

provided, however, that no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations.

         Permitted Transferee: Any transferee of a Residual Certificate other than a Disqualified Organization, a Non-United States Person or an "electing large partnership" (as defined in Section 775 of the Code).

         Person: Any individual, corporation, partnership, joint venture, association, limited liability company, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         Pool Strip Rate: With respect to any Distribution Date and any Non-Discount Mortgage Loan, the Net Mortgage Rate thereon minus 7.00%, but not less than 0.00%.

         Prepayment Assumption: represents an assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of new mortgage loans. A 100% Prepayment Assumption assumes a constant prepayment rate of 0.2% per annum of the then outstanding principal balance of such mortgage loans in the first month of the life of the mortgage and an additional 0.2% per annum in each month thereafter (for example, 0.4% per annum in the second month) until the thirtieth month. Beginning in the thirtieth month and in each month thereafter during the life of the mortgage loans, a 100% Prepayment Assumption assumes a constant prepayment rate of 6% per annum.

         Prepayment Distribution Percentage: With respect to any Distribution Date and each Class of Class B Certificates, under the applicable circumstances set forth below, the respective percentages set forth below:

               (i) For any Distribution Date on which any Class B Certificates are outstanding:

                           (a) in the case of the Class of Class B Certificates
                  then outstanding with the lowest numerical designation and each other Class of Class B Certificates for which the related Prepayment Distribution Trigger has been satisfied, a fraction, expressed as a percentage, the numerator of which is the Certificate Principal Balance of such Class immediately prior to such date and the denominator of which is the sum of the Certificate Principal Balances immediately prior to such date of (1) the Class of Class B Certificates then outstanding with the lowest numerical designation and
                  (2) all other Classes of Class B Certificates for which the respective Prepayment Distribution Triggers have been satisfied; and

                           (b) in the case of each other Class of Class B
                  Certificates for which the Prepayment Distribution Triggers have not been satisfied, 0%; and

                  (ii) Notwithstanding the foregoing, if the application of the foregoing percentages on any Distribution Date as provided in Section
         4.01 (determined without regard to the proviso to the definition of "Subordinate Principal Distribution Amount") would result in a distribution in respect of principal of any Class or Classes of Class B Certificates in an amount greater than the remaining Certificate Principal Balance thereof (any such class, a "Maturing Class"), then:
         (a) the Prepayment Distribution Percentage of each Maturing Class shall be reduced to a level that, when applied as described above, would exactly reduce the Certificate Principal Balance of such Class to zero; (b) the Prepayment Distribution Percentage of each other Class of Class B Certificates (any such Class, a "Non-Maturing Class") shall be recalculated in accordance with the provisions in paragraph
         (i) above, as if the Certificate Principal Balance of each Maturing Class had been reduced to zero (such percentage as recalculated, the "Recalculated Percentage"); (c) the total amount of the reductions in the Prepayment Distribution Percentages of the Maturing Class or Classes pursuant to clause (a) of this sentence, expressed as an aggregate percentage, shall be allocated among the Non-Maturing Classes in proportion to their respective Recalculated Percentages (the portion of such aggregate reduction so allocated to any Non-Maturing Class, the "Adjustment Percentage"); and (d) for purposes of such Distribution Date, the Prepayment Distribution Percentage of each Non-Maturing Class shall be equal to the sum of (1) the Prepayment Distribution Percentage thereof, calculated in accordance with the provisions in paragraph (i) above as if the Certificate Principal Balance of each Maturing Class had not been reduced to zero, plus (2) the related Adjustment Percentage.

         Prepayment Distribution Trigger: The Class B-2 Prepayment Distribution Trigger, Class B-3 Prepayment Distribution Trigger, Class B-4 Prepayment Distribution Trigger, Class B-5 Prepayment Distribution Trigger or Class B-6 Prepayment Distribution Trigger.

         Prepayment Interest Shortfall: As to any Distribution Date and any Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Full Principal Prepayment during the related Prepayment Period, an amount equal to the excess of one month's interest at the Net Mortgage Rate on the Stated Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the Net Mortgage Rate) actually paid by the Mortgagor in the related Due Period to the date of such Full Principal Prepayment or (b) a Partial Principal Prepayment during the related Prepayment Period, an amount equal to one month's interest at the Net Mortgage Rate on the amount of such Partial Principal Prepayment; provided, however, that notwithstanding any provision above to the contrary, no Prepayment Interest Shortfall shall arise with respect to a Full Principal Prepayment received by the Servicer on or before the 15th day of the month in which such Distribution Date occurs and remitted to the Trustee on the related Remittance Date.

         Prepayment Period: As to any Distribution Date, (i) in the case of a Full Principal Prepayment, the one month period ending on the 15th day of the month in which such Distribution Date occurs and (ii) in the case of a Partial Principal Prepayment, the calendar month preceding the month in which such Distribution Date occurs.

         Primary Insurance Policy: Any primary policy of mortgage guaranty insurance, or any replacement policy therefor providing coverage for certain Mortgage Loans included in the Trust Fund with Loan-to-Value Ratios in excess of 80.00%.

         Principal Only Certificates:  Any one of the Class PO Certificates.

         Principal Prepayment: Any payment of principal made by the Mortgagor on a Mortgage Loan which is received in advance of its scheduled Due Date and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

         Purchase Price: With respect to any Mortgage Loan (or REO Property) required to be purchased pursuant to Section 2.02, 2.04 or 3.11, an amount equal to 100% of the Stated Principal Balance of such Mortgage Loan as of the date of repurchase, plus accrued interest thereon at the related Net Mortgage Rate through and including the end of the month of repurchase, plus any unreimbursed Monthly Advances or Servicing Advances with respect to such Mortgage Loan.

         Qualified Insurer: Any insurance company duly qualified as such under the laws of the state or states in which the related Mortgaged Property or Mortgaged Properties is or are located, duly authorized and licensed in such state or states to transact the type of insurance business in which it is engaged and approved as an insurer by the Servicer, so long as the claims paying ability of which is acceptable to the Rating Agencies for pass-through certificates having the same rating as the Certificates rated by the Rating Agencies as of the Closing Date.

         Qualified Substitute Mortgage Loan: A Mortgage Loan substituted by the Seller for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officer's Certificate delivered to the Trustee, (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be paid to the Servicer for deposit in the Custodial Account in the month of substitution); (ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution; (iii) have a Loan-to-Value Ratio at the time of substitution no higher than that of the Deleted Mortgage Loan at the time of substitution; (iv) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan; (v) comply with each representation and warranty set forth in Section 2.04 hereof; and (vi) have a Pool Strip Rate equal to or greater than that of the Deleted Mortgage Loan. Notwithstanding any other provisions herein, (x) with respect to any Qualified Substitute Mortgage Loan substituted for a Deleted Mortgage Loan which was a Discount Mortgage Loan, such Qualified Substitute Mortgage Loan shall be deemed to be a Discount Mortgage Loan and to have a Discount Fraction equal to the Discount Fraction of the Deleted Mortgage Loan and (y) in the event that the "Pool Strip Rate" of any Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" is greater than the Pool Strip Rate of the related Deleted Mortgage Loan (i) the Pool Strip Rate of such Qualified Substitute Mortgage Loan shall be equal to the Pool Strip Rate of the related Deleted Mortgage Loan for purposes of calculating the Pass-Through Rate for the Interest Only Certificates and (ii) the excess of the Pool Strip Rate on such Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" over the Pool Strip Rate on the related Deleted Mortgage Loan shall be payable to the Class R Certificates pursuant to Section 4.01 hereof.

         Rating Agency: Moody's and Fitch or each of their successors. If such agencies and their successors are no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating agency, or other comparable Person, designated by the Seller, notice of which designation shall be given to the Trustee and Servicer. References herein to the two highest long term debt rating categories of a Rating Agency shall mean "AA" or better in the case of Fitch, and "Aa" or better in the case of Moody's and references herein to the highest short-term debt rating of a Rating Agency shall mean "A-1+" in the case of Moody's, and "F1+" in the case of Fitch, and in the case of any other Rating Agency such references shall mean such rating categories without regard to any plus or minus.

         Realized Loss: With respect to each Mortgage Loan or REO Property as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any) at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced to Certificateholders up to the date of the Cash Liquidation or REO Disposition on the Stated Principal Balance of such Mortgage Loan outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation or REO Disposition occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Servicer with respect to related Monthly Advances and Servicing Advances not previously reimbursed. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation.

         Record Date: The last Business Day of the month immediately preceding the month of the related Distribution Date.

         Regular Certificate: Any of the Certificates other than a Residual Certificate.

         Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

         REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

         REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and proposed, temporary and final regulations and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

         Remittance Date: The 24th day of the related month, or if such day is not a Business Day, the Business Day immediately preceding such 24th day.

         Remittance Report: A report prepared by the Servicer pursuant to
Section 4.03 providing the information set forth in Exhibit D attached hereto.

         REO Acquisition: The acquisition by the Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.12.

         REO Disposition: The receipt by the Servicer of Insurance Proceeds, Liquidation Proceeds and other payments and recoveries (including proceeds of a final sale) which the Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

         REO Imputed Interest: As to any REO Property, for any period, an amount equivalent to interest (at the Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof (as such balance is reduced pursuant to Section 3.12 by any income from the REO Property treated as a recovery of principal).

         REO Proceeds: Proceeds, net of directly related expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property and of any REO Disposition), which proceeds are required to be deposited into the Custodial Account as and when received.

         REO Property: A Mortgaged Property acquired by the Servicer on behalf of the Trust Fund through foreclosure or deed-in-lieu of foreclosure in connection with a Defaulted Mortgage Loan.

         Request for Release: A release signed by a Servicing Officer, in the form of Exhibit E attached hereto.

         Residual Certificate:  The Class R Certificates.

         Responsible Officer: Any officer assigned to the Corporate Trust Division (or any successor thereto), including any Vice President, Assistant Vice President, Trust Officer, any Assistant Secretary, any trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any one of the above designated officers and having direct responsibility for the administration of this Agreement or any other officer of the Trustee to whom matters under this Agreement may be referred.

         Scheduled Monthly Payment: With respect to any Mortgage Loan, the scheduled monthly payment of principal and interest on such Mortgage Loan which is payable by a Mortgagor from time to time under the related Mortgage Note as originally executed (after adjustment, if any, for Principal Prepayments and for Deficient Valuations occurring prior to such Due Date, and after any adjustment by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period).

         Seller: Structured Asset Mortgage Investments Inc., or its successor in interest.

         Senior Accelerated Distribution Percentage: With respect to any Distribution Date, the percentage indicated below:


Senior Accelerated Distribution Date              Distribution Percentage
------------------------------------              -----------------------

December 1999 through November 2004               100%
December 2004 through November 2005               Senior Percentage, plus 70% of the Subordinate Percentage
December 2005 through November 2006               Senior Percentage, plus 60% of the Subordinate Percentage
December 2006 through November 2007               Senior Percentage, plus 40% of the Subordinate Percentage
December 2007 through November 2008               Senior Percentage, plus 20% of the Subordinate Percentage
December 2008 and thereafter                      Senior Percentage,


provided, however, (i) that any scheduled reduction to the Senior Accelerated Distribution Percentage described above shall not occur as of any Distribution Date unless either (a)(1)(x) the outstanding principal balance of Mortgage Loans delinquent 60 days or more (including foreclosure and REO Property) averaged over the last six months as a percentage of the aggregate outstanding Certificate Principal Balance of the Class B Certificates, is less than 50%, or
(y) the outstanding principal balance of Mortgage Loans delinquent 60 days or more (including foreclosure and REO Property) averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 2% and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 30%, 35%, 40%, 45% or 50%, respectively, of the sum of the Initial Certificate Principal Balances of the Class B Certificates or (b) (1) the aggregate outstanding principal balance of the Mortgage Loans delinquent 60 days or more (including foreclosure and REO Property) averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 4% and (2) Realized Losses on the Mortgage Loans on or prior to such Distribution Date, if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date, are less than 10%, 15%, 20%, 25% or 30%, respectively of the sum of the Initial Certificate Principal Balances of the Class B Certificates and (ii) that for any Distribution Date on which the Senior Percentage is greater than the Original Senior Percentage, the Senior Accelerated Distribution Percentage for such Distribution Date shall be 100%. Notwithstanding the foregoing, upon the reduction of the aggregate Certificate Principal Balance of the Senior Certificates other than the Class PO Certificates to zero, the Senior Accelerated Distribution Percentage will equal 0%.

         Senior Certificate: Any of the Class A, Class PO, Class X or Class R Certificates.

         Senior Interest Distribution Amount:  As defined in Section 4.01(b)(i).

         Senior Percentage: As of any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Senior Certificates (other than the Class PO Certificates) immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans or related REO Properties (other than the Discount Fraction of the Discount Mortgage Loans) immediately prior to such Distribution Date.

         Senior Principal Distribution Amount: As to any Distribution Date, the lesser of (a) the balance of the Available Distribution Amount remaining after the distribution of all amounts required to be distributed pursuant to Section 4.01(b)(i) and 4.01(b)(ii)(x) and (b) the sum of the amounts required to be distributed to the Class A Certificates and Class R Certificates on such Distribution Date pursuant to Section 4.01(b)(ii)(y), (xv) and (xvi).

         Servicer: GMAC Mortgage Corporation, or any successor servicer appointed as herein provided.

         Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Section 3.09 and Section 3.10.

         Servicing Fee: As to each Mortgage Loan, an amount, payable out of any payment of interest on the Mortgage Loan, equal to the product of (a) the Servicing Fee Rate and (b) the Stated Principal Balance of such Mortgage Loan for the calendar month preceding the month in which the payment is due (alternatively, in the event such payment of interest accompanies a Full Principal Prepayment made by the Mortgagor, interest at the Servicing Fee Rate for the number of days covered by such payment of interest).

         Servicing Fee Rate:  0.25% per annum.

         Servicing Officer: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans, whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Servicer, as such list may from time to time be amended.

         Special Hazard Amount: As of any Distribution Date, an amount equal to $3,023,263.38 (the initial "Special Hazard Amount") minus the sum of (i) the aggregate amount of Special Hazard Losses allocated solely to one or more Classes of Certificates in accordance with Section 4.04 and (ii) the Adjustment Amount (as defined below) as most recently calculated. For each Anniversary, the Adjustment Amount shall be calculated and shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such Anniversary) exceeds the greater of (A) the greatest of (i) twice the outstanding principal balance of the Mortgage Loan in the Trust Fund which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary, (ii) the product of 1.00% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary and (iii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans in any single five-digit California zip code area with the largest amount of Mortgage Loans by aggregate principal balance as of such Anniversary and (B) the greater of (i) the product of 0.50% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such Anniversary multiplied by a fraction, the numerator of which is equal to the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans secured by Mortgaged Properties located in the State of California divided by the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans, expressed as a percentage, and the denominator of which is equal to 48.12% (which percentage is equal to the percentage of Mortgage Loans initially secured by Mortgaged Properties located in the State of California) and (ii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the largest Mortgage Loan secured by a Mortgaged Property located in the State of California.

         The Special Hazard Amount may be further reduced by the Servicer (including accelerating the manner in which coverage is reduced) provided that prior to any such reduction, the Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

         Special Hazard Loss: Any Realized Loss not in excess of the cost of the lesser of repair or replacement of a Mortgaged Property suffered by such Mortgaged Property on account of direct physical loss as reported by the Servicer or by any other party hereto, exclusive of (i) any loss of a type covered by a Hazard Insurance Policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property pursuant to Section 3.10, except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

         Special Hazard Percentage: As of each Anniversary, the greater of (i) 1.00% and (ii) the largest percentage obtained by dividing the aggregate outstanding principal balance (as of the immediately preceding Distribution
Date) of the Mortgage Loans secured by Mortgaged Properties located in a single, five-digit zip code area in the State of California by the outstanding principal balance of all the Mortgage Loans as of such immediately preceding Distribution Date.

         Startup Day:  The day designated as such pursuant to Article X hereof.

         Stated Principal Balance: With respect to any Mortgage Loan or related REO Property at any given time, (i) the principal balance of the Mortgage Loan outstanding as of the Cut-off Date, after application of principal payments due on or before such date, whether or not received, minus (ii) the sum of (a) the principal portion of the Scheduled Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending prior to the most recent Distribution Date which were received or with respect to which a Monthly Advance was made, and (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and net income from a REO Property to the extent applied by the Servicer as recoveries of principal in accordance with Section 3.12 with respect to such Mortgage Loan or REO Property, which were distributed pursuant to Section 4.01 on any previous Distribution Date, and (c) any Realized Loss with respect thereto allocated pursuant to Section 4.04 for any previous Distribution Date.

         Subordinate Certificate: Any of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 or Class B-6 Certificates.

         Subordinate Percentage: As of any date of determination, a percentage equal to 100% minus Senior Percentage as of such date.

         Subordinate Principal Distribution Amount: With respect to any Distribution Date and each Class of Class B Certificates, the sum of (i) the product of (x) the related Class B Percentage for such Class and (y) the aggregate of the amounts calculated for such Distribution Date under clauses
(1), (2) and (3) of Section 4.01(b)(ii)(Y)(A); (ii) such Class's pro rata share, based on the Certificate Principal Balance of each Class of Class B Certificates then outstanding, of the principal collections described in
Section 4.01(b)(ii)(Y)(B)(b) (without giving effect to the Senior Accelerated Distribution Percentage), to the extent such collections are not otherwise distributed to the Senior Certificates; (iii) the product of (x) the related Prepayment Distribution Percentage and (y) the aggregate of all Full Principal Prepayments and Partial Principal Prepayments received in the related Prepayment Period (other than the related Discount Fraction of such Full Principal Prepayments and Partial Principal Prepayments with respect to a Discount Mortgage Loan) to the extent not payable to the Senior Certificates; and (iv) any amounts described in clauses (i), (ii) and (iii) as determined for any previous Distribution Date, that remain undistributed to the extent that such amounts are not attributable to Realized Losses which have been allocated to a subordinate Class of Class B Certificates; provided, however, that such amount shall in no event exceed the outstanding Certificate Principal Balance of such Class of Certificates immediately prior to such date.

         Super Senior Optimal Percentage: For any Distribution Date on and after the occurrence of the Credit Support Depletion Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Super Senior Certificates immediately prior to such Distribution Date and the denominator of which is the Certificate Principal Balance of each class of Senior Certificates (other than the Class PO Certificates) immediately prior to such Distribution Date.

         Super Senior Optimal Principal Distribution Amount: As of any Distribution Date on and after the occurrence of the Credit Support Depletion Date, an amount equal to the product of (a) the Super Senior Optimal Percentage for such Distribution Date and (b) the sum of the amounts described in Section 4.01(b)(ii)(Y)(A), (B), (C) and (D).

         Targeted Principal Balance: With respect to each Class of Targeted Principal Certificates, the amount set forth for such Class in Schedule L hereto for the respective Distribution Date.

         Tax Returns: The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of any REMIC due to their classification as REMICs under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

         Transfer: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

         Transferor: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

         Trustee: Norwest Bank Minnesota, National Association, or its successor in interest, or any successor trustee appointed as herein provided.

         Trustee Fee: As to each Mortgage Loan, an amount, payable monthly out of any payment of interest on the Mortgage Loan, equal to the product of (a) the Trustee Fee Rate and (b) the Stated Principal Balance of such Mortgage Loan for the calendar month preceding the month in which the payment is due.

         Trustee Fee Rate:  A per annum rate equal to 0.01%.

         Trust Fund: The segregated pool of assets, with respect to which a REMIC election is to be made, consisting of: (i) each Mortgage Loan (exclusive of payments of principal and interest due on or before the Cut-off Date, if any, received by the Servicer which shall not constitute an asset of the Trust
Fund) as from time to time are subject to this Agreement and all payments under and proceeds of such Mortgage Loans (exclusive of any prepayment fees and late payment charges received on the Mortgage Loans), together with all documents included in the related Mortgage File, subject to Section 2.01; (ii) such funds or assets as from time to time are deposited in the Custodial Account or the Certificate Account and belonging to the Trust Fund; (iii) any REO Property;
(iv) the Hazard Insurance Policies, if any, the Primary Insurance Policies, if any, and all other Insurance Policies with respect to the Mortgage Loans; and
(v) the Seller's interest in respect of the representations and warranties made by the Originator in the Mortgage Loan Purchase Agreement as assigned to the Trustee pursuant to Section 2.04 hereof.

         Uninsured Cause: Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the Hazard Insurance Policies or flood insurance policies required to be maintained pursuant to Section 3.10.

         United States Person: A citizen or resident of the United States, a corporation or a partnership (including an entity treated as a corporation or partnership for United States federal income tax purposes) created or organized in, or under the laws of, the United States or any State thereof or the District of Columbia (except, in the case of a partnership, to the extent provided in regulations) or an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more such United States Persons have the authority to control all substantial decisions of the trust. To the extent prescribed in regulations by the Secretary of the Treasury, which have not yet been issued, a trust which was in existence on August 20, 1996 (other than a trust treated as owned by the grantor under subpart E of part I of subchapter J of chapter 1 of the Code), and which was treated as a United States person on August 20, 1996 may elect to continue to be treated as a United States person notwithstanding the previous sentence.

         Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. At all times during the term of this Agreement, 98% of all of the Voting Rights shall be allocated among Holders of the Regular Certificates (other than the Interest Only Certificates) on the basis of the Certificate Principal Balances thereof, 1% of all Voting Rights shall be allocated to the Holders of the Interest Only Certificates, and the Holders of the Residual Certificates shall be entitled to 1% of all of the Voting Rights, allocated among the Certificates of each such Class in accordance with their respective Percentage Interests.

                                  ARTICLE II

        CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES

         Section 2.01.  Conveyance of Mortgage Loans.

         The Seller, as of the Closing Date, and concurrently with the execution and delivery hereof, does hereby assign, transfer, sell, set over and otherwise convey to the Trustee without recourse all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule (exclusive of any prepayment fees and late payment charges received thereon) and all other assets included or to be included in the Trust Fund for the benefit of the Certificateholders. Such assignment includes all principal and interest received by the Seller on or with respect to the Mortgage Loans (other than payment of principal and interest due on or before the Cut-off Date).

         In connection with such transfer and assignment, the Seller has caused the Originator to deliver to, and deposit with the Trustee, as Custodian, the following documents or instruments:

               (i) the original Mortgage Note endorsed without recourse in blank or in the name of Trustee or its designee, and signed by an authorized officer, with all intervening endorsements showing a complete chain of title from the originator to the Person endorsing it to the Trustee. If the Mortgage Loan was acquired by the endorser in a merger, the endorsement must be by "______________, successor by merger to [name of predecessor]". If the Mortgage Loan was acquired or originated by the endorser while doing business under another name, the endorsement must be by "_______________ formerly known as [previous name]".

               (ii) the original of any guarantee executed in connection with the Mortgage Note;

               (iii) the Mortgage with evidence of recording thereon or evidence that the Mortgage has been sent for recording;

               (iv) any rider executed in connection with the related Mortgage Note or Mortgage;

               (v) an original Assignment or Assignments of Mortgage (which may be included in a blanket assignment or assignments) in blank or in the name of Trustee or its designee, and signed by an authorized officer, which assignment shall be in form and substance acceptable for recording. If the Mortgage Loan was acquired by the assignor in a merger, the assignment must be by "____________, successor by merger to [name of predecessor]". If the Mortgage Loan was acquired or originated by the assignor while doing business under another name, the assignment must be by "________________ formerly known as [previous name]";

               (vi) originals of all intervening assignments of mortgage, which together with the Assignment of Mortgage, shows a complete chain of title from the originator to the Person assigning it to the Trustee, with evidence of recording thereon;

               (vii) [Reserved];

               (viii) the original mortgagee policy of title insurance, including riders and endorsements thereto, or if the policy has not yet been issued, (i) a written commitment or interim binder for title issued by the title insurance or escrow company dated as of the date the Mortgage Loan was funded, with a statement by the title insurance company, or closing attorney that the priority of the lien of the related Mortgage during the period between the date of the funding of the related Mortgage Loan and the date of the related title policy (which title policy shall be dated the date of recording of the related Mortgage) is insured or (ii) a preliminary title report issued by a title insurer in anticipation of issuing a title insurance policy which evidences existing liens and gives a preliminary opinion as to the absence of any encumbrance on title to the Mortgaged Property, except liens to be removed on or before purchase by the Mortgagor or which constitute customary exceptions acceptable to lenders generally;

               (ix) [Reserved];

               (x) a certified true copy of any power of attorney, if applicable; and

               (xi) originals of any security agreement, chattel mortgage or equivalent executed in connection with the Mortgage.

         In the event that in connection with any Mortgage Loan the Originator cannot deliver (a) the original recorded Mortgage (or evidence of submission to the recording office), (b) all interim recorded assignments or (c) the original lender's title insurance policy (together with all riders thereto) satisfying the requirements of clause (iii), (vi) or (viii) above, respectively, concurrently with the execution and delivery hereof because such document or documents have not been returned from the applicable public recording office in the case of clause (iii) or (vi) above, or because the title policy has not been delivered to either the Originator or the Seller by the title insurer in the case of clause (viii) above, the Seller shall cause the Originator to use its best efforts to deliver to the Trustee, in the case of clause (iii) or (vi) above, such original Mortgage, such interim assignment, with evidence of recording indicated thereon upon receipt thereof from the public recording office, or a copy thereof, certified, if appropriate, by the relevant recording office, but in no event shall any such delivery of the original Mortgage and each such interim assignment or a copy thereof, certified, if appropriate, by the relevant recording office, or the original lender's title policy be made later than one (1) year following the closing date under the Mortgage Loan Purchase Agreement; provided, however, in the event the Originator is unable to deliver by such dates each Mortgage and each such interim assignment by reason of the fact that any such documents have not been returned by the appropriate recording office, or, in the case of each such interim assignment, because the related Mortgage has not been returned by the appropriate recording office, the Seller shall cause the Originator to deliver such documents to the Trustee as promptly as possible upon receipt thereof and, in any event, within 540 days following the closing date under the Mortgage Loan Purchase Agreement. In lieu of the Mortgage Notes relating to the Mortgage Loans, each as identified in the list delivered by the Seller to the Trustee or Custodian on the Closing Date, the Seller may deliver a Lost Note Affidavit and, if available, a copy of each original Mortgage Note; provided, however, that in the case of Mortgage Loans which have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Seller, in lieu of delivering the above documents, may deliver to the Trustee a certification to such effect and shall deposit all amounts paid in respect of such Mortgage Loan in the Certificate Account on the Closing Date.

         The Seller shall cause the Originator to forward or cause to be forwarded to the Trustee (a) from time to time additional original documents evidencing an assumption or modification of a Mortgage Loan and (b) any other documents required to be delivered by the Seller or the Originator to the Trustee. In the event that the original Mortgage is not delivered and in connection with the payment in full of the related Mortgage Loan and the public recording office requires the presentation of a "lost instruments affidavit and indemnity" or any equivalent document, because only a copy of the Mortgage can be delivered with the instrument of satisfaction or reconveyance, the Servicer shall execute and deliver or cause to be executed and delivered such a document to the public recording office. In the case where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, the Seller shall cause the Originator to deliver to the Trustee a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage.

         As promptly as practicable subsequent to such transfer and assignment, and in any event, within one hundred eighty (180) days thereafter, (i) the Trustee shall affix the Trustee's name to each Assignment, as the assignee thereof, (ii) the Servicer shall cause such Assignment to be in proper form for recording in the appropriate public office for real property records and (iii) the Servicer shall cause to be delivered for recording in the appropriate public office for real property records such Assignments to the Trustee, provided that with respect to any Assignment as to which the Servicer has not received the information required to prepare such Assignment in recordable form, the Servicer's obligation to do so and to deliver the same for such recording shall be as soon as practicable after receipt of such information and in any event within thirty (30) days after receipt thereof and provided, further, that the Servicer need not cause to be recorded any Assignment which relates to a Mortgage Loan in any jurisdiction for which the Trustee has received an Opinion of Counsel satisfactory to the Rating Agencies to the effect that under the laws of such jurisdiction the recordation of such Assignment is not necessary to protect the Trustee's and the Certificateholders' interest in the related Mortgage Loan.

         If any assignment is lost or returned unrecorded to the Trustee or Custodian because of any defect therein, the Originator is required, as described in the Mortgage Loan Purchase Agreement, to prepare a substitute assignment or cure such defect, as the case may be, and the Seller shall instruct the Originator to cause such assignment to be recorded in accordance with this Section.

         All original documents relating to the Mortgage Loans which are not delivered to the Trustee or Custodian are and shall be held by the Servicer in trust for the benefit of the Trustee on behalf of the Certificateholders.

         Except as may otherwise expressly be provided herein, none of the Seller, the Servicer or the Trustee shall assign, sell, dispose of or transfer any interest in the Trust Fund or any portion thereof, or permit the Trust Fund or any portion thereof to be subject to any lien, claim, mortgage, security interest, pledge or other encumbrance of, any other Person.

         It is intended that the conveyance of the Mortgage Loans by the Seller to the Trustee as provided in this Section be, and be construed as, a sale of the Mortgage Loans as provided for in this Section by the Seller to the Trustee for the benefit of the Certificateholders. It is, further, not intended that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Trustee to secure a debt or other obligation of the Seller. However, in the event that the Mortgage Loans are held to be property of the Seller, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that, (i) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (ii) the conveyance provided for in this Section shall be deemed to be (1) a grant by the Seller to the Trustee of a security interest in all of the Seller's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage Loans, including the Mortgage Notes, the Mortgages, any related Insurance Policies and all other documents in the related Mortgage Files, (B) all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof, and (C) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Seller to the Trustee of any security interest in any and all of the Seller's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A) through (C); (iii) the possession by the Trustee or its agent of Mortgage Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction (including, without limitation, Sections 9-115, 9-305, 8-102, 8-301, 8-501 and 8-503
thereof); and (iv) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law. The Seller and, at the Seller's direction, the Trustee shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement.

         Section 2.02.     Acceptance of the Trust Fund by the Trustee.

         The Trustee acknowledges receipt (subject to any exceptions noted in the Initial Certification described below), of the documents referred to in
Section 2.01 and all other assets included in the definition of "Trust Fund" and declares that it holds and will hold such documents and the other documents delivered to it constituting the Mortgage Files, and that it holds or will hold such other assets included in the definition of "Trust Fund" (to the extent delivered or assigned to the Trustee), in trust for the exclusive use and benefit of all present and future Certificateholders.

         The Trustee agrees, for the benefit of the Certificateholders, to review each Mortgage File on or before the Closing Date to verify that such Mortgage File includes a Mortgage Note and to execute and deliver, or cause to be executed and delivered, to the Seller and the Servicer an initial certification substantially in the form annexed hereto as Exhibit M. In conducting such review, the Trustee will ascertain whether all required documents have been executed and received, and whether those documents relate, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Mortgage loans it has received. The Trustee shall not be under any duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded, or they are in recordable form or that they are other than what they purport to be on their face.

         Within 180 days of the Closing Date the Trustee will review, for the benefit of the Certificateholders, the Mortgage Files delivered to it and will execute and deliver to the Seller and the Servicer a final certification substantially in the form annexed hereto as Exhibit N. In conducting such review, the Trustee will ascertain whether an original of each document required to be recorded has been returned from the recording office with evidence of recording thereon or a certified copy has been obtained from the recording office.

         If, in the process of reviewing the Mortgage Files and preparing the certifications referred to above, the Trustee finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, the Trustee shall promptly notify the Originator, the Servicer and the Seller of such defect and request that the Originator cure any such defect within 90 days from the date on which the Originator was notified of such defect, and if the Originator does not cure such defect in all material respects during such period, the Trustee shall request on behalf of the Certificateholders that the Originator either (i) substitute for such Mortgage Loan a Qualified Substitute Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth in Section 2.04, or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price within 90 days after the date on which the Originator was notified of such defect; provided that if such defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure, substitution or repurchase must occur within 90 days from the date such breach was discovered. It is understood and agreed that the obligation of the Originator to cure a material defect in, or substitute for, or purchase any Mortgage Loan as to which a material defect in a constituent document exists shall constitute the sole remedy respecting such defect available to Certificateholders or the Trustee on behalf of Certificateholders. The Purchase Price for the purchased Mortgage Loan shall be deposited or caused to be deposited upon receipt by the Servicer in the Custodial Account and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee shall release or cause to be released to the Originator the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Originator shall require as necessary to vest in the Originator ownership of any Mortgage Loan released pursuant hereto and at such time the Trustee shall have no further responsibility with respect to the related Mortgage File.

         Section 2.03.  Representations, Warranties and Covenants of the
                        Servicer.

         The Servicer hereby represents and warrants to and covenants with the Seller and the Trustee for the benefit of Certificateholders that:

               (i) The Servicer is a validly existing corporation in good standing under the laws of the state of its organization and is qualified to transact business in, is in good standing under the laws of, and possesses all licenses necessary for the conduct of its business in, each state in which any Mortgaged Property is located or is otherwise exempt or not required under applicable law to effect such qualification or license and no demand for such qualification or license has been made upon the Servicer by any such state, and in any event the Servicer is in compliance with the laws of each such State to the extent necessary to ensure the enforceability of each Mortgage Loan and the servicing of the Mortgage Loans in accordance with the terms of this Agreement;

               (ii) The Servicer has full power and authority to execute, deliver and perform, and to enter into and consummate all transactions contemplated by this Agreement and to conduct its business as presently conducted, has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement constitutes a legal, valid and binding obligation of the Servicer, enforceable against it in accordance with its terms subject to bankruptcy laws and other similar laws of general application affecting rights of creditors and subject to the application of the rules of equity, including those respecting the availability of specific performance;

               (iii) None of the execution and delivery of this Agreement, the consummation of the transactions contemplated thereby and hereby, or the fulfillment of or compliance with the terms and conditions of this Agreement will conflict with any of the terms, conditions or provisions of the Servicer's articles of incorporation or by-laws or materially conflict with or result in a material breach of any of the terms, conditions or provisions of any legal restriction or any agreement or instrument to which the Servicer is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the material violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject;

               (iv) There is no litigation pending or threatened with respect to the Servicer which, in the Servicer's reasonable opinion, is reasonably likely to have a material adverse effect on the execution, delivery or enforceability of this Agreement;

               (v) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of or compliance by the Servicer with this Agreement or the consummation of the transactions contemplated by this Agreement except for consents, approvals, authorizations and orders which have been obtained;

               (vi) [Reserved];

               (vii) The collection and servicing practices used by the Servicer, with respect to each Mortgage Note and Mortgage have been in all material respects legal in the mortgage servicing business. With respect to escrow deposits and payments that the Servicer collects, all such payments are in the possession of, or under the control of, the Servicer, and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. No escrow deposits or other charges or payments due under the Mortgage Note have been capitalized under any Mortgage or the related Mortgage Note;

               (viii) The Servicer is an approved seller/servicer of residential mortgage loans for Fannie Mae and Freddie Mac. The Servicer is in good standing to service mortgage loans for Fannie Mae and Freddie Mac and no event has occurred which would make the Servicer unable to comply with eligibility requirements or which would require notification to either Fannie Mae or Freddie Mac;

               (ix) No statement, report or Officer's Certificate furnished in writing by the Servicer pursuant to the Agreement contains any statement that is inaccurate or misleading in any material respect or omits to state a material fact required to be stated therein or necessary to make the information and statements therein not misleading; and;

               (x) No fraud or misrepresentation of a material fact with respect to the servicing of a Mortgage Loan has taken place on the part of the Servicer.

         It is understood and agreed that the representations, warranties and covenants set forth in this Section 2.03 shall survive the execution and delivery of this Agreement, and shall inure to the benefit of the Seller, the Trustee and the Certificateholders. Upon discovery by the Seller, the Trustee or the Servicer of a breach of any of the foregoing representations, warranties and covenants that materially and adversely affects the interests of the Seller, the Trustee or the Certificateholders, the party discovering such breach shall give prompt written notice to the other parties.

         Section 2.04. Representations and Warranties of the Originator and Seller.

         The Seller hereby assigns to the Trustee for the benefit of Certificateholders its interest in respect of the representations and warranties made by the Originator in the Mortgage Loan Purchase Agreement and the exhibits thereto, and the rights of the Seller to any remedies provided thereunder for any breach of such representations and warranties. Insofar as the Mortgage Loan Purchase Agreement and the exhibits thereto relate to such representations and warranties and such remedies, such right, title and interest may be enforced by the Trustee on behalf of the Certificateholders. Upon the discovery by the Originator, the Servicer or the Trustee of a breach of any of the representations and warranties made in the Mortgage Loan Purchase Agreement in respect of any Mortgage Loan which materially and adversely affects the interests of the Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties. The Trustee or the Servicer, as the case may be, shall promptly notify the Originator of such breach and request that the Originator shall, within 60 days from the date that the Originator was notified or otherwise obtained knowledge of such breach, cure such breach in all material respects; if such breach cannot be cured within such 60 day period, the Originator shall, within 90 days from the date the Originator was notified or otherwise obtained knowledge of such breach, purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that if such breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered; and provided further, that in the event that a breach of any of the representations and warranties made with respect to the Mortgage Loans in the Mortgage Loan Purchase Agreement occurs which materially and adversely affects the value of the Mortgage Loans after the date that EMC Mortgage Corporation acquired the Mortgage Loans and on or prior to the date the Mortgage Loans are assigned to the Trustee, the Seller shall cause EMC Mortgage Corporation to cure any such breach, or to repurchase the affected Mortgage Loan at the Purchase Price. However, in the case of a breach under the Mortgage Loan Purchase Agreement, subject to the approval of the Seller, the Originator shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two (2) years following the Closing Date, except that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such substitution must occur within 90 days from the date the breach was discovered if such 90 day period expires before two (2) years following the Closing Date. In the event that the Originator elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this Section, the Originator shall deliver to the Trustee, for the benefit of the parties hereto and the Certificateholders with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment in recordable form, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed as required by
Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Scheduled Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Servicer and remitted by the Servicer to the Originator on the next succeeding Distribution Date. For the month of substitution, distributions to Certificateholders will include the Scheduled Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter the Originator shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Servicer shall amend or cause to be amended the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Servicer shall deliver the amended Mortgage Loan Schedule to the Trustee. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, the Originator shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in each Mortgage Loan Purchase Agreement as of the date of substitution, and the Seller shall be deemed to have made with respect to any Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the representations and warranties set forth in this Section.

         In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Scheduled Monthly Payments due in the month of substitution that are to be distributed to Certificateholders in the month of substitution). The Seller shall cause the Originator to provide the Servicer on the day of substitution for immediate deposit into the Custodial Account the amount of such shortfall, without any reimbursement therefor. The Seller shall cause the Originator to give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officer's Certificate as to the calculation of such shortfall and by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on any REMIC, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or
(b) any portion of any REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding. The costs of any substitution as described above, including any related assignments, opinions or other documentation in connection therewith shall be borne by the Originator.

         Except as expressly set forth herein, the Trustee is under no obligation to discover any breach of the above mentioned representations and warranties. It is understood and agreed that the obligation of the Originator to cure such breach, purchase or to substitute for such Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders or the Trustee on behalf of Certificateholders.

         Section 2.05. Issuance of Certificates Evidencing Interests in the Trust Fund.

         The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to it, subject to any exceptions noted pursuant to Section 2.02, together with the assignment to it of all other assets included in the Trust Fund, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Seller, executed by an officer of the Seller, has executed and caused to be authenticated and delivered to, or upon the order of, the Seller the Certificates in authorized denominations which evidence ownership of the Trust Fund.

                                  ARTICLE III

                 ADMINISTRATION AND SERVICING OF THE TRUST FUND

         Section 3.01.     Servicer to Service Mortgage Loans.

         For and on behalf of the Certificateholders, the Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and shall follow such practices and procedures as it shall deem necessary or advisable and as shall be normal and usual in its general mortgage servicing activities. In connection with such servicing and administration, the Servicer shall have full power and authority, acting alone and/or through subservicers as provided in Section 3.02 hereof, to do or cause to be done any and all things that it may deem necessary or desirable in connection with such servicing and administration, including but not limited to, the power and authority, subject to the terms hereof (i) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages (but only in the manner provided in this Agreement), (iii) to collect any Insurance Proceeds and other Liquidation Proceeds, and (iv) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan; provided that the Servicer shall not take any action that is inconsistent with or prejudices the interests of the Trust Fund or the Certificateholders in any Mortgage Loan or the rights and interests of the Seller, the Trustee and the Certificateholders under this Agreement. The Servicer shall represent and protect the interests of the Trust Fund in the same manner as it protects its own interests in mortgage loans in its own portfolio in any claim, proceeding or litigation regarding a Mortgage Loan, and shall not make or permit any modification, waiver or amendment of any Mortgage Loan which would cause the Trust Fund to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or Section 860G(d) of the Code. Without limiting the generality of the foregoing, the Servicer, in its own name or in the name of the Seller and the Trustee, is hereby authorized and empowered by the Seller and the Trustee, when the Servicer believes it appropriate in its reasonable judgment, to execute and deliver, on behalf of the Trustee, the Seller, the Certificateholders or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans, and with respect to the Mortgaged Properties held for the benefit of the Certificateholders. The Servicer shall prepare and deliver to the Seller and/or the Trustee such documents requiring execution and delivery by either or both of them as are necessary or appropriate to enable the Servicer to service and administer the Mortgage Loans to the extent that the Servicer is not permitted to execute and deliver such documents pursuant to the preceding sentence. Upon receipt of such documents, the Seller and/or the Trustee shall execute such documents and deliver them to the Servicer.

         In accordance with the standards of the preceding paragraph, the Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the related Mortgaged Properties, which advances shall be reimbursable in the first instance from related collections from the related Mortgagors pursuant to
Section 3.09, and further as provided in Section 3.06. The costs incurred by the Servicer, if any, in effecting the timely payments of taxes and assessments on related Mortgaged Properties and related insurance premiums shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the Stated Principal Balances of the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

         Section 3.02. Subservicing; Enforcement of the Obligations of Subservicers.

         (a) The Servicer may arrange for the subservicing of any Mortgage Loan by a subservicer pursuant to a subservicing agreement; provided, however, that such subservicing arrangement and the terms of the related subservicing agreement must provide for the servicing of such Mortgage Loans in a manner consistent with the servicing arrangements contemplated hereunder. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Servicer in servicing the Mortgage Loans include actions taken or to be taken by a subservicer on behalf of the Servicer. Notwithstanding the provisions of any subservicing agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a subservicer or reference to actions taken through a subservicer or otherwise, the Servicer shall remain obligated and liable to the Seller, the Trustee and the Certificateholders for the servicing and administration of the Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such subservicing agreements or arrangements or by virtue of indemnification from the subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loans. All actions of each subservicer performed pursuant to the related subservicing agreement shall be performed as an agent of the Servicer with the same force and effect as if performed directly by the Servicer.

         (b) For purposes of this Agreement, the Servicer shall be deemed to have received any collections, recoveries or payments with respect to the Mortgage Loans that are received by a related subservicer regardless of whether such payments are remitted by the subservicer to the Servicer.

         Section 3.03.     Collection of Certain Mortgage Loan Payments.

         The Servicer shall follow such practices and procedures as it shall deem necessary or advisable and as shall be normal and usual in its general mortgage servicing activities to collect all payments called for under the terms and provisions of the related Mortgage Loans to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Insurance Policy. Consistent with the foregoing, the Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a related Mortgage Loan and (ii) extend the due dates for payments due on a Mortgage Note for a period not greater than 180 days; provided, however, that the Servicer cannot extend the maturity of any such Mortgage Loan past the date on which the final payment is due on the latest maturing Mortgage Loan as of the Cut-off Date. In the event of any such arrangement, the Servicer shall make Monthly Advances on the related Mortgage Loan in accordance with the provisions of
Section 4.03 during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements. The Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law.

         Section 3.04.     Establishment of Custodial Accounts.

         The Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts held in trust, entitled "GMAC Mortgage Corporation Custodial Account in trust for the benefit of the Holders of SAMI 1999-J2." Each Custodial Account shall be an Eligible Account. The Custodial Account shall be maintained as a segregated account, separate and apart from trust funds created for mortgage pass-through certificates of other series, and the other accounts of the Servicer.

         Section 3.05.     Deposits in the Custodial Account.

         Within two Business Days of receipt, except as otherwise specifically provided herein, the Servicer shall deposit or cause to be deposited the following payments and collections remitted by subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest due on such Mortgage Loans on or before the Cut-off Date) and the following amounts required to be deposited hereunder:

               (i) all payments on account of principal on the related Mortgage Loans, including Principal Prepayments;

               (ii) all payments on account of interest on the related Mortgage Loans, net of the related Servicing Fee;

               (iii) all Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds and REO Disposition Proceeds, other than proceeds to be applied to the restoration or repair of the related Mortgaged Property or released to the Mortgagor in accordance with each Servicer's normal servicing procedures;

               (iv) any amount required to be deposited by such Servicer pursuant to Section 3.07 in connection with any losses on Permitted Investments;

               (v) any amounts required to be deposited by such Servicer pursuant to Section 3.10(b), 3.10(d), and in respect of net monthly rental income from REO Property pursuant to Section 3.12 hereof;

               (vi) [Reserved];

               (vii) with respect to each Full Principal Prepayment or Partial Principal Prepayment received after the Cut-off Date, any Prepayment Interest Shortfalls, if applicable (but not in excess of the Servicer's aggregate Servicing Fee received with respect to the related Due Period);

               (viii) all Monthly Advances made by such Servicer pursuant to
         Section 4.03; and

               (ix) any other amounts required to be deposited hereunder.

         In addition, with respect to any Mortgage Loan that is subject to a buydown agreement, on each Due Date for such Mortgage Loan, in addition to the monthly payment remitted by the Mortgagor, the Servicer shall cause funds to be deposited into the Custodial Account in an amount required to cause an amount of interest to be paid with respect to such Mortgage Loan equal to the amount of interest that has accrued on such Mortgage Loan from the preceding Due Date at the Mortgage Rate net of the related Servicing Fee on such date.

         The foregoing requirements for remittance by the Servicer shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of prepayment penalties, late payment charges or assumption fees, if collected, need not be remitted by the Servicer. In the event that the Servicer shall remit any amount not required to be remitted, it may at any time withdraw or direct the institution maintaining the Custodial Account to withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. Such withdrawal or direction may be accomplished by delivering written notice thereof to the Trustee or such other institution maintaining such Custodial Account which describes the amounts deposited in error in such Custodial Account. The Servicer shall maintain adequate records with respect to all deposits made pursuant to this Section. All funds deposited in the Custodial Account shall be held in trust for the Certificateholders until withdrawn in accordance with Section 3.06.

         Section 3.06.     Permitted Withdrawals From the Custodial Account.

         The Servicer may from time to time make withdrawals from the Custodial Account for the following purposes:

               (i) to pay to itself (to the extent not previously retained by it) the servicing compensation to which it is entitled pursuant to
         Section 3.15, and to pay to itself, as additional servicing compensation, (A) earnings on or investment income with respect to funds in or credited to the Custodial Account and (B) any Excess Liquidation Proceeds;

               (ii) to reimburse itself for unreimbursed Monthly Advances made by it, such right of reimbursement pursuant to this subclause (ii) being limited to amounts received on the related Mortgage Loan(s) in respect of which any such Monthly Advance was made;

               (iii) to reimburse itself for any Nonrecoverable Advance previously made by it;

               (iv) to reimburse itself for (a) unreimbursed Servicing Advances, such right to reimbursement pursuant to this clause (a) with respect to any Mortgage Loan being limited to amounts received on such Mortgage Loan(s) which represent late recoveries of the payments for which such advances were made pursuant to Section 3.01 or Section 3.09 and (b) for unpaid Servicing Fees as provided in Section 3.12 hereof;

               (v) to pay to the purchaser, with respect to each related Mortgage Loan or property acquired in respect thereof that has been purchased pursuant to Section 2.02, 2.04 or 3.12, all amounts received thereon after the date of such purchase;

               (vi) to reimburse itself or the Seller for expenses incurred by any of them and reimbursable pursuant to Section 6.03 hereof;

               (vii) to withdraw any amount deposited in such Custodial Account and not required to be deposited therein;

               (viii) on or prior to the Remittance Date, to withdraw an amount equal to the portion of the related Available Distribution Amount on deposit therein and the Trustee Fee with respect to the Mortgage Loans for such Distribution Date and remit such amount to the Trustee for deposit in the Certificate Account; and

               (ix) to clear and terminate such Custodial Account upon termination of this Agreement pursuant to Section 9.01 hereof.

         The Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the related Custodial Account pursuant to such subclauses (i),
(ii), (iv) and (v). Prior to making any withdrawal from a Custodial Account pursuant to subclause (iii), the Servicer shall deliver to the Trustee an Officer's Certificate of a Servicing Officer indicating the amount of any previous Monthly Advance determined by the Servicer to be a Nonrecoverable Advance and identifying the related Mortgage Loans(s), and their respective portions of such Nonrecoverable Advance.

         Section 3.07.   Investment of Funds in the Custodial Account.

         Each institution at which a Custodial Account is maintained shall invest the funds therein as directed in writing by the Servicer in Permitted Investments, which shall mature not later than the second Business Day next preceding the related Remittance Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than the Business Day next preceding such Remittance Date) and shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders. All income and gain net of any losses realized from any such investment of funds on deposit in a Custodial Account shall be for the benefit of the Servicer as servicing compensation and shall be remitted to such entity monthly as provided herein. The amount of any realized losses in a Custodial Account incurred in respect of any such investments shall promptly be deposited by the Servicer in the such Custodial Account. The Trustee in its fiduciary capacity shall not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in a Custodial Account and made in accordance with this section.

         Section 3.08.     Transfer of Accounts.

         The Servicer may transfer the Custodial Account(s) or Escrow Account(s) to a different depository institution from time to time so long as each new account is an Eligible Account. The Servicer shall notify the Trustee of any such transfer within fifteen (15) Business Days of transfer.

         Section 3.09. Collection of Taxes, Assessments and Similar Items; Escrow Accounts.

         (a) To the extent required by the related Mortgage Note and not violative of current law, the Servicer shall establish and maintain one or more accounts held in trust, entitled "GMAC Mortgage Corporation Escrow Account in trust for the benefit of the Holders of SAMI 1999-J2" (each, an "Escrow Account") and deposit and retain therein all collections from the related Mortgagors (or advances by the Servicer) for the payment of taxes, assessments, hazard insurance premiums or comparable items for the account of the related Mortgagors. Each Escrow Account shall be an Eligible Account. The Servicer or applicable subservicer shall be entitled to retain any interest paid on funds in an Escrow Account by the depository institution other than interest on escrowed funds required by law or the terms of the related Mortgage or Mortgage Note to be paid to the Mortgagor. Nothing herein shall require the Servicer to compel a Mortgagor to establish an Escrow Account in violation of applicable law.

         (b) Withdrawals of amounts so collected from the Escrow Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, condominium or PUD association dues, or comparable items, to reimburse the Servicer out of related collections for any payments made pursuant to Sections 3.01 hereof (with respect to taxes and assessments and insurance premiums) and 3.10 hereof (with respect to hazard insurance), to refund to any Mortgagors any sums determined to be overages, to pay interest to the Servicer, or to the Mortgagors to the extent required by law or the terms of the related Mortgage or Mortgage Note, on balances in the Escrow Account or to clear and terminate the Escrow Account(s) at the termination of this Agreement in accordance with Section 9.01 hereof. The Escrow Accounts shall not be a part of the Trust Fund.

         (c) The Servicer shall advance any payments referred to in Section 3.09(a) that are not timely paid by the Mortgagors on the date when the tax, premium or other cost for which such payment is intended is due, but the Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Servicer, will be recoverable by the Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

          Section 3.10. Maintenance of Hazard Insurance; Maintenance of Primary Insurance Policies.

         (a) The Servicer shall cause to be maintained for each Mortgage Loan fire and hazard insurance with extended coverage as is customary in the area where the Mortgaged Property is located in an amount which is equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan or (ii) the greater of (a) the outstanding principal balance of the Mortgage Loan, and (b) the percentage such that the proceeds thereof shall be sufficient to prevent the Mortgagor and/or the Mortgagee from becoming a co-insurer. If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as being a special flood hazard area that has federally-mandated flood insurance requirements, the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (i) the outstanding principal balance of the Mortgage Loan, (ii) the maximum insurable value of the improvements securing such Mortgage Loan or (iii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended. The Servicer shall also maintain on the REO Property, fire and hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in an amount as provided above. Any amounts collected by the Servicer under any such policies other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or REO Property, or released to the Mortgagor in accordance with the Servicer's normal servicing procedures, shall be deposited in the Custodial Account, subject to withdrawal pursuant to
Section 3.05. It is understood and agreed that no other additional insurance need be required by the Servicer or the Mortgagor or maintained on property acquired in respect of the Mortgage Loans, other than pursuant to the Fannie Mae Guide or such applicable state or federal laws and regulations as shall at any time be in force and as shall require such additional insurance. All such policies shall be endorsed with standard mortgagee clauses with loss payable to the Servicer and its successors and/or assigns and shall provide for at least thirty days prior written notice of any cancellation, reduction in the amount or material change in coverage to the Servicer. The Servicer shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent, provided, however, that the Servicer shall not accept any such insurance policies from insurance companies unless such companies currently reflect a General Policy Rating in Best's Key Rating Guide currently acceptable to Fannie Mae and are licensed to do business in the state wherein the property subject to the policy is located.

         (b) In the event that the Servicer shall obtain and maintain a blanket policy insuring against hazard losses on all of the related Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section, it being understood and agreed that such policy may contain a deductible clause on terms substantially equivalent to those commercially available and maintained by comparable servicers. If such policy contains a deductible clause, the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section, and there shall have been a loss that would have been covered by such policy, deposit in the Custodial Account the amount not otherwise payable under the blanket policy because of such deductible clause. In connection with its activities as Servicer of the Mortgage Loans, the Servicer agrees to present, on behalf of itself, the Seller, and the Trustee for the benefit of the Certificateholders, claims under any such blanket policy.

         (c) The Servicer will maintain in full force and effect Primary Insurance Policies issued by a Qualified Insurer with respect to each Mortgage Loan for which such coverage is herein required. Such coverage will be maintained until the ratio of the current outstanding principal balance of the related Mortgage Loan to the appraised value of the related Mortgaged Property, based on the most recent appraisal of the Mortgaged Property performed by a qualified appraiser, such appraisal to be included in the related servicing file, is reduced to 80.00% or less. The Servicer will not cancel or refuse to renew any Primary Insurance Policy that is required to be kept in force under this Agreement unless a replacement Primary Insurance Policy for such canceled or nonrenewed policy is obtained from and maintained with a Qualified Insurer. The Servicer shall not take any action which would result in noncoverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Servicer would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 3.11, the Servicer shall promptly notify the insurer under the related Primary Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under the Primary Insurance Policy. If such Primary Insurance Policy is terminated as a result of such assumption or substitution of liability, the Servicer shall obtain a replacement Primary Insurance Policy as provided above.

         The Servicer agrees to effect the timely payment of the premiums on each Primary Insurance Policy, and such costs not otherwise recoverable shall be recoverable by the Servicer from the related Liquidation Proceeds.

         (d) In connection with its activities as the Servicer of the Mortgage Loans, the Servicer agrees to present on behalf of itself, the Trustee and Certificateholders, claims to the insurer under any Primary Insurance Policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting related defaulted Mortgage Loans. Any amounts collected by the Servicer under any Primary Insurance Policies shall be deposited in the Custodial Account.

         Section 3.11.   Enforcement of Due-on-Sale Clauses; Assumption
                         Agreements.

         (a) Except as otherwise provided in this Section, when any property subject to a Mortgage has been conveyed by the Mortgagor, the Servicer shall to the extent that it has knowledge of such conveyance, enforce any due-on-sale clause contained in the related Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any required Primary Insurance Policy. Notwithstanding the foregoing, the Servicer is not required to exercise such rights with respect to a Mortgage Loan if the Person to whom the related Mortgaged Property has been conveyed or is proposed to be conveyed satisfies the terms and conditions contained in the Mortgage Note and Mortgage related thereto and the consent of the mortgagee under such Mortgage Note or Mortgage is not otherwise so required under such Mortgage Note or Mortgage as a condition to such transfer. In the event that the Servicer is prohibited by law from enforcing any such due-on-sale clause, or if coverage under any required Insurance Policy would be adversely affected, or if nonenforcement is otherwise permitted hereunder, the Servicer is authorized, subject to Section 3.11(b), to take or enter into an assumption and modification agreement from or with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, unless prohibited by applicable state law, the Mortgagor remains liable thereon, provided that the Mortgage Loan shall continue to be covered (if so covered before the Servicer enters such agreement) by the applicable required Insurance Policies. The Servicer, subject to Section 3.11(b), is also authorized with the prior approval of the insurers under any required Insurance Policies to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note. Notwithstanding the foregoing, the Servicer shall not be deemed to be in default under this Section by reason of any transfer or assumption which the Servicer reasonably believes it is restricted by law from preventing, for any reason whatsoever.

         (b) Subject to the Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.11(a) hereof, in any case in which a Mortgaged Property has been conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage Note or Mortgage that requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Servicer shall prepare and deliver or cause to be prepared and delivered to the Trustee for signature and shall direct, in writing, the Trustee to execute the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person. In connection with any such assumption, no material term of the Mortgage Note may be changed. In addition, the substitute Mortgagor and the Mortgaged Property must be acceptable to the Servicer in accordance with its underwriting standards as then in effect. Together with each such substitution, assumption or other agreement or instrument delivered to the Trustee for execution by it, the Servicer shall deliver an Officer's Certificate signed by a Servicing Officer stating that the requirements of this subsection have been met in connection therewith. The Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee the original of such substitution or assumption agreement, which in the case of the original shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by the Servicer for entering into an assumption or substitution of liability agreement will be retained by the Servicer as additional servicing compensation.

         Section 3.12.     Realization Upon Defaulted Mortgage Loans.

         With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificateholders, or its nominee, on behalf of the Certificateholders. The Trustee's name shall be placed on the title to such REO Property solely as the Trustee hereunder and not in its individual capacity. The Servicer shall ensure that the title to such REO Property references this Agreement and the Trustee's capacity thereunder.

         The Servicer shall use reasonable efforts to foreclose upon or otherwise comparably convert the ownership of properties securing such of the related Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with such foreclosure or other conversion, the Servicer shall follow such practices and procedures as it shall deem necessary or advisable and as shall be normal and usual in its general mortgage servicing activities and meet the requirements of the insurer under any required Insurance Policy; provided, however, that the Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan after reimbursement to itself of such expenses and (ii) that such expenses will be recoverable to it through Liquidation Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account). The Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof from the liquidation proceeds with respect to the related Mortgaged Property, as provided in the definition of Liquidation Proceeds. If the Servicer has knowledge that a Mortgaged Property which the Servicer is contemplating acquiring in foreclosure or by deed in lieu of foreclosure is located within a one (1) mile radius of any site listed in the Expenditure Plan for the Hazardous Substance Clean Up Bond Act of 1984 or other site with environmental or hazardous waste risks known to the Servicer, the Servicer will, prior to acquiring the Mortgaged Property, consider such risks and only take action in accordance with its established environmental review procedures.

         The Servicer shall, either itself or through an agent selected by the Servicer, and in accordance with the Fannie Mae guidelines, manage, conserve, protect and operate each REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. Each disposition of REO Property shall be carried out by the Servicer at such price and upon such terms and conditions as the Servicer deems to be in the best interest of the Certificateholders. Each Disposition of REO Property shall be carried out by the Servicer at such price and upon such terms and conditions as the Servicer deems to be in the best interest of the Owner. The proceeds from the sale of the REO Property shall be promptly deposited in the Custodial Account. As soon as practical thereafter, the expenses of such sale shall be paid and the Servicer shall reimburse itself for any related Servicing Advances, or Monthly Advances made pursuant to Section
4.03. The Servicer shall cause each REO Property to be inspected promptly upon the acquisition of title thereto and shall cause each REO Property to be inspected at least monthly thereafter or more frequently as may be required by the circumstances. The Servicer shall make or cause the inspector to make a written report of each such inspection.

         The Servicer shall prepare for and deliver to the Trustee a statement with respect to each related REO Property that has been rented showing the aggregate rental income received and all expenses incurred in connection with the management and maintenance of such REO Property at such times as is necessary to enable the Trustee to comply with the reporting requirements of the REMIC Provisions. The net monthly rental income, if any, from such REO Property shall be deposited in the Custodial Account no later than the close of business on each Determination Date. The Servicer shall perform the tax reporting and withholding required by Sections 1445 and 6050J of the Code with respect to foreclosures and abandonments, the tax reporting required by Section 6050H of the Code with respect to the receipt of mortgage interest from individuals and any tax reporting required by Section 6050P of the Code with respect to the cancellation of indebtedness by certain financial entities, by preparing such tax and information returns as may be required.

         In the event that the Trust Fund acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Servicer shall dispose of such Mortgaged Property prior to the end of the calendar year, three (3) years after its acquisition by the Trust Fund unless the Trustee shall have been supplied with an Opinion of Counsel to the effect that the holding by the Trust Fund of such Mortgaged Property subsequent to such three-year period will not result in the imposition of taxes on "prohibited transactions" of the REMIC hereunder as defined in section 860F of the Code or cause the REMIC hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel). Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of section 860G(a)(8) of the Code or (ii) subject the REMIC hereunder to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under Section 860G(c) of the Code or otherwise, unless the Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

         In the event of default on a Mortgage Loan one or more obligors of which are not United States Persons, as that term is defined in Section 7701(a)(30) of the Code, in connection with any foreclosure or acquisition of a deed in lieu of foreclosure (together, "foreclosure") in respect of such Mortgage Loan, the Servicer will cause compliance with the provisions of Treasury Regulation Section 1.1445-2(d)(3) (or any successor thereto) necessary to assure that no withholding tax obligation arises with respect to the proceeds of such foreclosure except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

         The decision of the Servicer to foreclose on a defaulted Mortgage Loan shall be subject to a determination by the Servicer that the proceeds of such foreclosure would exceed the costs and expenses of bringing such a proceeding. The income earned from the management of any REO Properties, net of reimbursement to the Servicer for expenses incurred (including any property or other taxes) in connection with such management and net of applicable unreimbursed Servicing Fees, Monthly Advances and Servicing Advances, shall be applied to the payment of principal of and interest on the related defaulted Mortgage Loans (with interest accruing as though such Mortgage Loans were still current) and all such income shall be deemed, for all purposes in this Agreement, to be payments on account of principal and interest on the related Mortgage Notes and shall be deposited into the Custodial Account. To the extent the net income received during any calendar month is in excess of the amount attributable to amortizing principal and accrued interest at the related Mortgage Rate on the related Mortgage Loan for such calendar month, such excess shall be considered to be a Partial Principal Prepayment of the related Mortgage Loan.

         The proceeds from any liquidation of a Mortgage Loan, as well as any income from an REO Property, will be applied in the following order of priority: first, to reimburse the Servicer for any related unreimbursed Servicing Advances and Servicing Fees; second, to reimburse the Servicer for any unreimbursed Monthly Advances; third, to reimburse the Custodial Account for any Nonrecoverable Advances (or portions thereof) that were previously withdrawn by the Servicer pursuant to Section 3.06(iii) that related to such Mortgage Loan; fourth, to accrued and unpaid interest (to the extent no Monthly Advance has been made for such amount or any such Monthly Advance has been reimbursed) on the Mortgage Loan or related REO Property, at the Net Mortgage Rate to the Due Date occurring in the month in which such amounts are required to be distributed; and fifth, as a recovery of principal of the Mortgage Loan.

         Section 3.13.     Trustee to Cooperate; Release of Mortgage Files.

         Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full shall be escrowed in a manner customary for such purposes, the Servicer will immediately notify the Trustee by a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section
3.09 have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File by means of two copies of a written request in the form of the Request for Release attached hereto as Exhibit E, which shall be signed by an Authorized Officer, or in a mutually agreeable electronic format which will, in lieu of a signature on its face, originate from an Authorized Officer.

         From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, including, for this purpose, collection under any Insurance Policy relating to the Mortgage Loan, the Trustee shall, upon request of the Servicer and delivery to the Trustee of two copies of a Request for Release in the form attached hereto as Exhibit E, which shall be signed by an Authorized Officer, or in a mutually agreeable electronic format which will, in lieu of a signature on its face, originate from an Authorized Officer, release the related Mortgage File to the Servicer, and the Trustee shall execute such documents as the Servicer shall prepare and request as being necessary to the prosecution of any such proceedings.

         Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer will immediately notify the Trustee by delivering, or causing to be delivered two copies of a "Request for Release" substantially in the form of Exhibit E. Upon receipt of such request, the Trustee shall promptly release the related Mortgage File to the Servicer, and the Trustee shall at the Servicer's direction execute and deliver to the Servicer the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage in each case provided by the Servicer, together with the Mortgage Note with written evidence of cancellation thereon. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the related Mortgagor. From time to time and as shall be appropriate for the servicing or foreclosure of any Mortgage Loan, including for such purpose, collection under any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Mortgage File, the Trustee shall, upon delivery to the Trustee of a Request for Release in the form of Exhibit N signed by a Servicing Officer, release the Mortgage File to the Servicer. Subject to the further limitations set forth below, the Servicer shall cause the Mortgage File or documents so released to be returned to the Trustee when the need therefor by the Servicer no longer exists, unless the Mortgage Loan is liquidated and the proceeds thereof are deposited in the Custodial Account, in which case the Servicer shall deliver to the Trustee a Request for Release in the form of Exhibit N, signed by a Servicing Officer.

         If the Servicer at any time seeks to initiate a foreclosure proceeding in respect of any Mortgaged Property as authorized by this Agreement, the Servicer shall deliver or cause to be delivered to the Trustee, for signature, as appropriate, any court pleadings, requests for trustee's sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity.

         Section 3.14. Documents, Records and Funds in Possession of the Servicer to be Held for the Trustee.

         Notwithstanding any other provisions of this Agreement, the Servicer shall transmit to the Trustee as required by this Agreement all documents and instruments in respect of a Mortgage Loan coming into the possession of the Servicer from time to time and shall account fully to the Trustee for any funds received by the Servicer or which otherwise are collected by the Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any related Mortgage Loan. All Mortgage Files and funds collected or held by, or under the control of, the Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including but not limited to, any funds on deposit in the Custodial Account(s), shall be held by the Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement. The Servicer also agrees that it shall not create, incur or subject any Mortgage File or any funds that are deposited in the Custodial Account, Certificate Account or any related Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Servicer under this Agreement.

         Section 3.15.     Servicing Compensation.

         As compensation for its activities hereunder, the Servicer shall be entitled to retain or withdraw from the Custodial Account an amount equal to the Servicing Fee for each Mortgage Loan, provided that the aggregate Servicing Fee with respect to any Distribution Date shall be reduced by an amount equal to the aggregate of the Prepayment Interest Shortfalls, if any, on the Mortgage Loans with respect to such Distribution Date (but not below an amount equal to the aggregate Servicing Fee for such Distribution Date before reduction thereof in respect of such Prepayment Interest Shortfalls).

         Additional servicing compensation in the form of prepayment penalties, assumption fees, late payment charges, all income and gain net of any losses realized from Permitted Investments on amounts on deposit in the Custodial Account and all excess Liquidation Proceeds shall be retained by the Servicer to the extent not required to be deposited in the Custodial Account pursuant to
Section 3.05 hereof. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including payment of any premiums for hazard insurance and any Primary Insurance Policy and maintenance of the other forms of insurance coverage required by this Agreement) and shall not be entitled to reimbursement therefor except as specifically provided in this Agreement.

         Section 3.16.     Access to Certain Documentation.

         (a) The Servicer shall afford the Seller and the Trustee reasonable access to all records and documentation regarding the Mortgage Loans and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the office designated by the Servicer.

         (b) Upon reasonable advance notice in writing, the Servicer will provide to each Certificateholder which is a savings and loan association, bank or insurance company certain reports and reasonable access to information and documentation regarding the Mortgage Loans sufficient to permit such Certificateholder to comply with applicable regulations of the OTS or other regulatory authorities with respect to investment in the Certificates; provided that the Servicer shall be entitled to be reimbursed by each such Certificateholder for actual expenses incurred by the Servicer in providing such reports and access.

         (c) The Servicer shall provide to the OTS and the FDIC and to comparable regulatory authorities supervising Holders of Subordinate Certificates and the examiners and supervisory agents of the OTS, the FDIC and such other authorities, access to the documentation regarding the related Mortgage Loans required by applicable regulations of the OTS and the FDIC. Such access shall be afforded only upon reasonable and prior written request, during normal business hours at the offices designated by the Servicer, and upon the payment of a mutually agreed upon fee for time and effort. Nothing in this Section shall limit the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the related Mortgagors and the failure of the Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

         Section 3.17.     Annual Statement as to Compliance.

         The Servicer shall deliver to the Seller and the Trustee on or before 90 days after the end of the Servicer's fiscal year, commencing in its 2000 fiscal year, an Officer's Certificate stating, as to the signer thereof, that
(i) a review of the activities of the Servicer during the preceding calendar year and of the performance of the Servicer under this Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof except for such defaults as such officer in his or her good faith judgment believes to be immaterial. The Trustee shall forward a copy of each such statement to each Rating Agency.

         Section 3.18. Annual Independent Public Accountants' Servicing Statement; Financial Statements.

         On or before 90 days after the end of the Servicer's fiscal year, commencing in its 2000 fiscal year, the Servicer at its expense shall cause a firm of independent public accountants (who may also render other services to the Servicer, the Seller or any affiliate thereof) which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Trustee and the Seller to the effect that such firm has examined certain documents and records relating to the Servicer's servicing of mortgage loans of the same type as the Mortgage Loans pursuant to servicing agreements substantially similar to this Agreement, which agreements may include this Agreement, and that, on the basis of such an examination, conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, such firm is of the opinion that the Servicer's servicing has been conducted in compliance with the agreements examined pursuant to this Section, except for (i) such exceptions as such firm shall believe to be immaterial, and (ii) such other exceptions as shall be set forth in such statement. Copies of such statement shall be provided by the Trustee to any Certificateholder upon request at the Servicer's expense, provided such statement is delivered by the Servicer to the Trustee.

         Section 3.19.     Errors and Omissions Insurance; Fidelity Bonds.

         The Servicer shall for so long as it acts as a servicer under this Agreement, obtain and maintain in force (a) a policy or policies of insurance covering errors and omissions in the performance of its obligations as the Servicer hereunder and (b) a fidelity bond in respect of its officers, employees and agents. Each such policy or policies and bond shall, together, comply with the requirements from time to time of Fannie Mae or Freddie Mac for persons performing servicing for mortgage loans purchased by Fannie Mae or Freddie Mac. In the event that any such policy or bond ceases to be in effect, the Servicer shall obtain a comparable replacement policy or bond from an insurer or issuer, meeting the requirements set forth above as of the date of such replacement.

         Section 3.20.     [Reserved].

         Section 3.21.     Additional Obligations of the Seller.

         The Seller agrees that on or prior to the tenth day after the Closing Date, the Seller shall provide the Trustee and the Servicer with a written notification, substantially in the form of Exhibit H attached hereto, relating to each Class of Certificates, setting forth (i) in the case of each Class of such Certificates, (a) if less than 10% of the aggregate Certificate Principal Balance of such Class of Certificates has been sold as of such date, the value calculated pursuant to clause (b)(iii) of Exhibit H hereto, or, (b) if 10% or more of such Class of Certificates has been sold as of such date but no single price is paid for at least 10% of the aggregate Certificate Principal Balance of such Class of Certificates, then the weighted average price at which the Certificates of such Class were sold and the aggregate percentage of Certificates of such Class sold, (c) the first single price at which at least 10% of the aggregate Certificate Principal Balance of such class of Certificates was sold, or (d) if any Certificates of each Class of Certificates are retained by the Seller or an affiliate corporation, or are delivered to the Seller, the fair market value of such Certificates as of the Closing Date, (ii) the Prepayment Assumption used in pricing the Certificates, and (iii) such other information as to matters of fact as the Trustee or the Servicer may reasonably request to enable either of them to comply with its reporting requirements with respect to each Class of such Certificates to the extent such information can in the good faith judgment of the Seller be determined by it.

         Section 3.22. Periodic Filings with the Securities and Exchange Commission; Additional Information.

         The Seller shall prepare or cause to be prepared for filing with the Commission any and all reports, statements and information respecting the Trust Fund and/or the Certificates required to be filed with the Commission pursuant to the Securities Exchange Act of 1934, as amended, and shall solicit any and all proxies of the Certificateholders whenever such proxies are required to be solicited, pursuant to the Securities Exchange Act of 1934, as amended. Fees and expenses incurred by the Seller in connection with this Section shall not be reimbursable from the Trust Fund.

         The Servicer and the Trustee each agree promptly to furnish to the Seller, from time to time upon request, such further information, reports and financial statements within their respective control related to this Agreement, the Certificates and the Mortgage Loans as is reasonable to prepare and file all necessary reports with the Commission.

         Section 3.23. Rights of the Seller and the Trustee in Respect of the Servicer.

         The Seller may, but is not obligated to, enforce the obligations of the Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Servicer hereunder and in connection with any such defaulted obligation to exercise the related rights of the Servicer hereunder; provided that the Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Seller or its designee. Neither the Trustee nor the Seller shall have any responsibility or liability for any action or failure to act by the Servicer nor shall the Trustee or the Seller be obligated to supervise the performance of the Servicer or otherwise.

         Section 3.24.     Trustee to Act as Servicer.

         (a) In the event that the Servicer shall for any reason no longer be a servicer hereunder (including by reason of an Event of Default), the Trustee or its successor shall thereupon assume all of the rights and obligations of the Servicer hereunder arising thereafter (except that the Trustee shall not be (i) liable for losses of the Servicer pursuant to Section 3.10 hereof or any acts or omissions of the Servicer hereunder, (ii) obligated to make Monthly Advances if it is prohibited from doing so by applicable law, (iii) obligated to effectuate repurchases or substitutions of Mortgage Loans hereunder including, but not limited to, repurchases or substitutions of Mortgage Loans pursuant to
Section 2.02 or 2.04 hereof or (iv) deemed to have made any representations and warranties of the Servicer hereunder). Any such assumption shall be subject to
Section 7.02 hereof. If the Servicer shall for any reason no longer be a servicer hereunder (including by reason of any Event of Default), the Trustee or its successor shall succeed to any rights and obligations of the Servicer under any subservicing agreement.

         (b) The Servicer shall, upon request of the Trustee, but at the expense of the Servicer, deliver to the assuming party all documents and records relating to each subservicing agreement or substitute subservicing agreement and the related Mortgage Loans then being serviced thereunder and an accounting of amounts collected or held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the substitute subservicing agreement to the assuming party

         Section 3.25.     Certificate Account.

         The Trustee shall establish and maintain, on behalf of the Certificateholders, the Certificate Account. The Trustee shall, promptly upon receipt, deposit in the Certificate Account and retain therein the following:

               (i) the aggregate amount remitted by the Servicer to the Trustee pursuant to Section 3.06(viii);

               (ii) any amount deposited by the Trustee pursuant to Section
         3.26 in connection with any losses on Permitted Investments; and

               (iii) any other amounts deposited hereunder which are required to be deposited in the Certificate Account.

         In addition, on each Remittance Date, the Servicer shall remit to the Trustee for deposit in the Certificate Account from its own funds and without any right of reimbursement therefor, a total amount equal to the Compensating Interest for the related Distribution Date to the extent not in excess of the Servicing Fee for such Distribution Date.

         In the event that the Servicer shall remit any amount not required to be remitted, it may at any time direct the Trustee to withdraw such amount from the Certificate Account, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering an Officer's Certificate to the Trustee which describes the amounts deposited in error in the Certificate Account. All funds deposited in the Certificate Account shall be held by the Trustee in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with Section 3.08. In no event shall the Trustee incur liability for withdrawals from the Certificate Account at the direction of the Servicer.

         Section 3.26.     Permitted Withdrawals from the Certificate Account.

         The Trustee shall withdraw funds from the Certificate Account for distributions to Certificateholders, in the manner specified in this Agreement (and to withhold from the amounts so withdrawn, the amount of any taxes that it is authorized to withhold pursuant to the last paragraph of Section 10.01(g)). In addition, the Trustee may from time to time make withdrawals from the Certificate Account for the following purposes:

               (i) to pay to itself the Trustee Fee for the related Distribution Date;

               (ii) to pay to itself as additional compensation earnings on or investment income with respect to funds in the Certificate Account;

               (iii) to withdraw and return to the Servicer any amount deposited in the Certificate Account and not required to be deposited therein; and

               (iv) to clear and terminate the Certificate Account upon termination of the Agreement pursuant to Section 9.01 hereof.

         Section 3.27.     Investment of Funds in the Certificate Account.

         Each institution at which the Certificate Account is maintained shall invest the funds therein as directed in writing by the Trustee in Permitted Investments, which shall mature not later than the Business Day next preceding the Distribution Date (except that if such Permitted Investment is an obligation of the institution that maintains such fund or account, then such Permitted Investment shall mature not later than such Distribution Date) and shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders. All income and gain net of any losses realized from any such investment of funds on deposit in the Certificate Account shall be for the benefit of the Trustee as trustee compensation and shall be remitted to such entity monthly as provided herein. The amount of any realized losses in the Certificate Account incurred in respect of any such investments shall promptly be deposited by the Trustee into the Certificate Account.

                                  ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

         Section 4.01.     Certificate Account; Distributions.

         (a) The Servicer shall cause to be deposited on behalf of the Trustee in the Certificate Account on or before 1:00 P.M. New York time on each Remittance Date by wire transfer of immediately available funds an amount, without duplication, equal to the sum of (i) any Monthly Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Certificate Account pursuant to Sections 3.06 or 3.25 and
(iii) all other amounts constituting the Available Distribution Amount for the immediately succeeding Distribution Date.

         With respect to any payment received by the Trustee after the Remittance Date on which such payment was due, the Servicer shall pay to the Trust Fund interest on any such late payment at an annual rate equal to the prime rate, adjusted as of the date of each change, plus two percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Custodial Account by the Servicer on the date such late payment is made and shall cover the period commencing with the day following such Remittance Date and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding related Remittance Date. The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Servicer.

         (b) On each Distribution Date the Trustee shall distribute to each Certificateholder of record as of the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Trustee at least five
(5) Business Days prior to the related Record Date and such Certificateholder is the registered owner of Certificates the aggregate Initial Certificate Principal Balance or Initial Notional Amount of which is not less than $1,000,000, or otherwise by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register, such Certificateholder's share (based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder) of the following amounts, in the following order of priority, in each case to the extent of the remaining Available Distribution Amount and in accordance with the information provided by the Servicer pursuant to Section 4.02:

               (i) to the Senior Certificateholders (other than the Class PO Certificateholders), on a pro rata basis based on Accrued Certificate Interest payable on such Certificates with respect to such Distribution Date, Accrued Certificate Interest on such Classes of Certificates, for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date (the "Senior Interest Distribution Amount");

               (ii) (X) to the Class PO Certificateholders, the Class PO Principal Distribution Amount; and

                    (Y) to the Senior Certificateholders (other than the Class PO Certificateholders), in the priorities and amounts set forth in Section 4.01(c) (other than clause first thereof), Section 4.01(d) and Section 4.01(e), the sum of the following (applied to reduce the Certificate Principal Balances of such Senior Certificates, as applicable):

               (A) the Senior Percentage for such Distribution Date times the sum of the following:

                    (1) the principal portion of each Scheduled Monthly Payment due during the related Due Period on each Outstanding Mortgage Loan (other than the related Discount Fraction of the principal portion of such payment with respect to a Discount Mortgage
              Loan), whether or not received on or prior to the related Determination Date;

                    (2) the Stated Principal Balance of any Mortgage Loan
              repurchased during the related Prepayment Period pursuant to
              Section 2.02, 2.04 or 3.11 and the amount of any shortfall deposited in the Custodial Account in connection with the substitution of a Deleted Mortgage Loan pursuant to Section 2.04 during the related Prepayment Period (other than the related Discount Fraction of such Stated Principal Balance or shortfall with respect to a Discount Mortgage Loan); and

                    (3) the principal portion of all other unscheduled
              collections (other than Full Principal Prepayments and Partial Principal Prepayments and amounts received in connection with a Cash Liquidation or REO Disposition of a Mortgage Loan described in Section 4.01(b)(ii)(Y)(B), including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) received during the related Prepayment Period to the extent applied by the Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.12 (other than the related Discount Fraction of the principal portion of such unscheduled collections with respect to a Discount Mortgage Loan);

               (B) with respect to each Mortgage Loan for which a Cash Liquidation or a REO Disposition occurred during the related Prepayment Period and did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (a) the Senior Percentage for such Distribution Date times the Stated Principal Balance of such Mortgage Loan (other than the related Discount Fraction of such Stated Principal Balance, with respect to a Discount Mortgage Loan) and (b) the Senior Accelerated Distribution Percentage for such Distribution Date times the related unscheduled collections (including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) to the extent applied by the Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.12 (in each case other than the Discount Fraction of such unscheduled collections, with respect to a Discount Mortgage Loan);

               (C) the Senior Accelerated Distribution Percentage for such Distribution Date times the aggregate of all Full Principal Prepayments and Partial Principal Prepayments received in the related Prepayment Period (other than the related Discount Fraction of such Full Principal Prepayments and Partial Principal Prepayments with respect to a Discount Mortgage Loan); and

               (D) any amounts described in subsection (ii)(Y), clauses (A),
         (B) or (C) of this Section 4.01(b), as determined for any previous Distribution Date, which remain unpaid after application of amounts previously distributed pursuant to this clause (D) to the extent that such amounts are not attributable to Realized Losses which have been allocated to the Class B Certificates;

         (iii) to the Holders of the Class B-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

         (iv) to the Holders of the Class B-1 Certificates, an amount equal to
(x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class PO Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.01(b)(vi), (viii), (x), (xii), (xiii) and (xiv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-1 Certificates;

         (v) to the Holders of the Class B-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

         (vi) to the Holders of the Class B-2 Certificates, an amount equal to
(x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class PO Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.01(b)(viii), (x), (xii), (xiii) and (xiv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-2 Certificates;

         (vii) to the Holders of the Class B-3 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

         (viii) to the Holders of the Class B-3 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class PO Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.01(b)(x), (xii), (xiii) and (xiv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-3 Certificates;

         (ix) to the Holders of the Class B-4 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

         (x) to the Holders of the Class B-4 Certificates, an amount equal to
(x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class PO Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.01(b)(xii), (xiii) and (xiv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-4 Certificates;

         (xi) to the Holders of the Class B-5 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

         (xii) to the Holders of the Class B-5 Certificates, an amount equal to
(x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class PO Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.01(b)(xiii) and (xiv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-5 Certificates;

         (xiii) to the Holders of the Class B-6 Certificates, an amount equal to (x) the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

         (xiv) to the Holders of the Class B-6 Certificates, an amount equal to
(x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class PO Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates applied in reduction of the Certificate Principal Balance of the Class B-6 Certificates;

         (xv) to the Senior Certificateholders in the priority set forth in
Section 4.01(c), the portion, if any, of the Available Distribution Amount remaining after the foregoing distributions, applied to reduce the Certificate Principal Balances of such Senior Certificates, but in no event more than the aggregate of the outstanding Certificate Principal Balances of each such Senior Certificates, and thereafter, to each Class of Class B Certificates then outstanding beginning with such Class with the lowest numerical designation, any portion of the Available Distribution Amount remaining after the Senior Certificates have been retired, applied to reduce the Certificate Principal Balance of each such Class of Class B Certificates, but in no event more than the outstanding Certificate Principal Balance of each such Class of Class B Certificates; and

         (xvi) to the Class R Certificateholders, the balance, if any, of the Available Distribution Amount.

         (c) Distributions of principal on the Senior Certificates on each Distribution Date occurring prior to the occurrence of the Credit Support Depletion Date will be made as follows:

                  first, to the Class PO Certificates, until the Certificate Principal Balance thereof is reduced to zero, an amount (the "Class PO Principal Distribution Amount") equal to the aggregate of:

               (A) the related Discount Fraction of the principal portion of each Scheduled Monthly Payment on each Discount Mortgage Loan due during the related Due Period, whether or not received on or prior to the related Determination Date;

               (B) the related Discount Fraction of the principal portion of all unscheduled collections on each Discount Mortgage Loan received during the preceding calendar month (other than amounts received in connection with a Cash Liquidation or REO Disposition of a Discount Mortgage Loan described in clause (C) below), including Full Principal Prepayments, Partial Principal Prepayments and repurchases of Discount Mortgage Loans (or, in the case of a substitution of a Deleted Mortgage Loan, the Discount Fraction of the amount of any shortfall deposited in the Custodial Account in connection with such substitution);

               (C) in connection with the Final Disposition of a Discount Mortgage Loan that did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (1) the applicable Discount Fraction of the Stated Principal Balance of such Discount Mortgage Loan immediately prior to such Distribution Date and (2) the Discount Fraction of the aggregate amount of the collections on such Discount Mortgage Loan to the extent applied as recoveries of principal;

               (D) any amounts allocable to principal for any previous Distribution Date (calculated pursuant to clauses (A) through (C) above) that remain undistributed; and

               (E) the amount of any Class PO Collection Shortfalls for such Distribution Date and the amount of any Class PO Collection Shortfalls remaining unpaid for all previous Distribution Dates, but only to the extent of the Eligible Funds for such Distribution Date;

                  second, the Senior Principal Distribution Amount shall be distributed to the Class R Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                  third, from the balance of the Senior Principal Distribution Amount remaining after the distribution described in clause second above, there shall be distributed, concurrently to the Lockout Certificates, pro rata, the Lockout Distribution Percentage of the Lockout Certificates' pro rata share (based on the Certificate Principal Balance thereof relative to the aggregate Certificate Principal Balance of all of the Certificates (other than the Class PO Certificates)) of the aggregate of the amounts described in Section 4.01(b)(ii)(Y)(A), (B), (C) and (D) without any application of the Senior Percentage or Senior Accelerated Distribution Percentage;

         provided that, if the aggregate of the amounts described in Section 4.01(b)(ii)(Y)(A), (B), (C) and (D) is more than the balance of the Available Distribution Amount remaining after the Senior Interest Distribution Amount and the Class PO Distribution Amount have been distributed, the amount paid to the Lockout Certificates pursuant to this clause third shall be reduced by an amount equal to the Lockout Certificates' pro rata share (based on the Certificate Principal Balance thereof relative to the aggregate Certificate Principal Balance of all classes of Senior Certificates (other than the Class PO Certificates)) of such difference;

                  fourth, the Senior Principal Distribution Amount remaining after the distributions described in clauses second and third above shall be distributed, sequentially, to the Class A-1, Class A-2 and Class A-7 Certificates, in that order, up to their respective Targeted Principal Balances for such Distribution Date;

                  fifth, the Senior Principal Distribution Amount remaining after the distributions described in clauses second through fourth above shall be distributed to the Class A-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                  sixth, the Senior Principal Distribution Amount remaining after the distributions described in clauses second through fifth above shall be distributed, sequentially, to the Class A-1, Class A-2 and Class A-7 Certificates, in that order, without regard to their Targeted Principal Balances, until the Certificate Principal Balances thereof have been reduced to zero;

                  seventh, the Senior Principal Distribution Amount remaining after the distributions described in clauses second through sixth above shall be distributed to the Class A-4 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

                  eighth, the balance of the Senior Principal Distribution Amount remaining after the distributions, if any, described in clauses second through seventh above shall be distributed, concurrently to the Lockout Certificates, pro rata, until the Certificate Principal Balances thereof have been reduced to zero.

         (d) On or after the occurrence of the Credit Support Depletion Date but prior to the reduction of the Certificate Principal Balance of the Senior Support Lockout Certificates to zero, all priorities relating to distributions as described above in respect of principal among the Senior Certificates (other than the Class PO Certificates) shall be disregarded and an amount equal to the Discount Fraction of the principal portion of scheduled or unscheduled payments received or advanced in respect of Discount Mortgage Loans shall be distributed to the Class PO Certificates, and the Senior Principal Distribution Amount shall be distributed to the Senior Certificates (other than the Class PO Certificates) pro rata in accordance with their respective outstanding Certificate Principal Balances and the Senior Interest Distribution Amount shall be distributed as interest pursuant to Section 4.01(b)(i); provided that the aggregate amount distributable to the Super Senior Certificates and Senior Support Lockout Certificates in respect of the aggregate Accrued Certificate Interest thereon and in respect of their aggregate pro rata portion of the Senior Principal Distribution Amount will be distributed among those Certificates in the following priority: first, to the Super Senior Certificates, up to an amount equal to the Accrued Certificate Interest on the Super Senior Certificates; second, to the Super Senior Certificates, up to an amount equal to the Super Senior Optimal Principal Distribution Amount, in reduction of the Certificate Principal Balance thereof; third, to the Senior Support Lockout Certificates, up to an amount equal to the Accrued Certificate Interest thereon; and fourth, to the Senior Support Lockout Certificates, the remainder, until the Certificate Principal Balance thereof has been reduced to zero.

         (e) On or after the occurrence of the Credit Support Depletion Date and upon reduction of the Certificate Principal Balance of the Senior Support Lockout Certificates to zero, all priorities relating to distributions as described above in respect of principal among the Senior Certificates (other than the Class PO Certificates) shall be disregarded and an amount equal to the Discount Fraction of the principal portion of scheduled or unscheduled payments received or advanced in respect of Discount Mortgage Loans shall be distributed to the Class PO Certificates, and the Senior Principal Distribution Amount shall be distributed to the Senior Certificates (other than the Class PO Certificates) pro rata in accordance with their respective outstanding Certificate Principal Balances and the Senior Interest Distribution Amount, shall be distributed as interest pursuant to Section 4.01(b)(i).

         (f) After reduction of the Certificate Principal Balances of the Senior Certificates (other than the Class PO Certificates) to zero but prior to the Credit Support Depletion Date, the Senior Certificates (other than the Class PO Certificates) will be entitled to no further distributions of principal thereon and the Available Distribution Amount will be paid solely to the holders of the Class PO Certificates and the Subordinate Certificates in each case as described herein.

         (g) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Seller or the Servicer shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

         (h) Except as otherwise provided in Section 9.01, if the Servicer anticipates that a final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Servicer shall, no later than the Determination Date in the month of such final distribution, notify the Trustee and the Trustee shall, no later than two (2) Business Days after receipt of such notice, mail on such date to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee or as otherwise specified therein, and (ii) no interest shall accrue on such Certificates from and after the end of the prior calendar month.

         (i) Any funds not distributed to any Holder or Holders of Certificates of such Class on such Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and held in trust and credited to the account of the appropriate non-tendering Holder or Holders. If any Certificates as to which notice has been given pursuant to this Section 4.01(i) shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation in order to receive the final distribution with respect thereto. If within six months after the second notice all such Certificates shall not have been surrendered for cancellation, the Trustee shall take reasonable steps as directed by the Seller, or appoint an agent to take reasonable steps, to contact the remaining non-tendering Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the funds in trust and of contacting such Certificateholders shall be paid out of the assets remaining in the Trust Fund. If within nine months after the second notice any such Certificates shall not have been surrendered for cancellation, the Class R Certificateholders shall be entitled to all unclaimed funds and other assets which remain subject hereto. No interest shall accrue or be payable to any Certificateholder on any amount held in trust as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 4.01(i).

         Section 4.02.     Statements to Certificateholders.

         On each Distribution Date, the Trustee shall forward or cause to be forwarded by mail to each Holder of a Certificate and to the Seller, the Servicer and the Rating Agencies, a statement based on information provided by the Servicer two Business Days prior to such Distribution Date in a mutually agreeable format setting forth:

               (i) (a) the amount of such distribution to the Certificateholders of each Class applied to reduce the Certificate Principal Balance thereof, and (b) the aggregate amount included therein representing Principal Prepayments;

               (ii) the amount of such distribution to Holders of each Class of Certificates allocable to interest;

               (iii) if the distribution to the Holders of any Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

               (iv) the aggregate amount of Monthly Advances included in such distribution as of the close of business on such Distribution Date and outstanding thereafter;

               (v) the number and aggregate Stated Principal Balance of the Mortgage Loans at the close of business on such Distribution Date;

               (vi) the aggregate Certificate Principal Balance of each Class of Certificates, and each of the Senior Percentages and Class B Percentages, after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

               (vii) the related Subordinate Principal Distribution Amount;

               (viii) the number and aggregate Stated Principal Balance of Mortgage Loans (a) delinquent 31 to 60 days, (b) delinquent 61 to 90 days, (c) delinquent 91 days or more;

               (ix) the number, aggregate principal balance and book value of any REO Properties;

               (x) the aggregate Accrued Certificate Interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

               (xi) the Special Hazard Amount, Fraud Loss Amount and Bankruptcy Amount as of the close of business on such Distribution Date and a description of any change in the calculation of such amounts;

               (xii) the weighted average Pool Strip Rate for such Distribution Date and the Pass-Through Rate on the Class X Certificates;

               (xiii) the occurrence of the Credit Support Depletion Date;

               (xiv) the Senior Accelerated Distribution Percentage applicable to such distribution;

               (xv) the Senior Percentage for such Distribution Date; and

               (xvi) the aggregate amount of Realized Losses for such Distribution Date.

         In the case of information furnished pursuant to subclauses (i)-(iii) above, the amounts shall also be expressed as a dollar amount per Certificate of any Class evidencing an Initial Certificate Principal Balance of $1,000.

         The Trustee shall make such statement (and, at its option, any additional files containing the same information in an alternative format) available each month to Certificateholders and other parties hereto via the Trustee's internet website and its fax-on demand service. Parties that are unable to use the above distribution options shall be entitled to have a paper copy mailed to them upon request via first class mail by calling the Trustee's customer service desk. The Trustee shall have the right to change the way Distribution Date statements are distributed in order to make such distribution more convenient and/or more accessible to the above parties, and the Trustee shall provide timely and adequate notification to all above parties regarding any such changes.

         Within a reasonable period of time after the end of each calendar year, the Trustee shall prepare and forward, upon request, to each Person who at any time during the calendar year was a Holder of a Senior or Subordinate Certificate, a statement containing the information set forth in subclauses (i)
- (iii) above, aggregated for such calendar year or applicable portion thereof during which such person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer pursuant to any requirements of the Code and regulations thereunder as from time to time are in force.

         On each Distribution Date the Trustee shall prepare and forward, to each Holder of a Residual Certificate a copy of the reports forwarded to the other Certificateholders on such Distribution Date.

         Within a reasonable period of time after the end of each calendar year, the Trustee shall prepare and forward, upon request, to each Person who at any time during the calendar year was a Holder of a Residual Certificate a statement containing the information provided pursuant to the previous paragraph aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer pursuant to any requirements of the Code as from time to time are in force.

         The Trustee will make the Distribution Date statement (and, at its option, any additional files containing the same information in an alternative format) available each month to Certificateholders and other parties to this Agreement via the Trustee's internet website and its fax-on-demand servicer. The Trustee's fax-on-demand service may be accessed by calling (301) 815-6610. The Trustee's internet website shall initially be located at "www.ctslink.com." Assistance in using the website or the fax-on-demand service can be obtained by calling the Trustee's customer service desk at (301) 815-6600. Parties that are unable to use the above distribution options are entitled to have a paper copy mailed to them via first call mail by calling the customer service desk and indicating such. The Trustee shall have the right to change the way Distribution Date statements are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Trustee shall provide timely and adequate notification to all above parties regarding any such changes.

         Section 4.03. Remittance Reports; Monthly Advances by the Servicer; Liquidation Reports.

         (a) No later than the seventeenth (17th) calendar day of each month, the Servicer shall deliver to the Seller and the Trustee a report (the "Remittance Report"), in a mutually agreed upon form of an electromagnetic tape or disk and hard copy. The Remittance Report and any written information supplemental thereto shall include such information with respect to the Mortgage Loans that is required by the Trustee for purposes of making the calculations and preparing the statement described in Sections 4.01 and 4.02, as set forth in written specifications or guidelines issued by the Seller or the Trustee from time to time.

         (b) Not later than the close of business on the Business Day preceding each Remittance Date, the Servicer shall either (i) deposit in the Custodial Account from its own funds an amount equal to the Monthly Advances to be made by the Servicer in respect of the related Distribution Date, which shall be in an aggregate amount equal to the aggregate amount of Scheduled Monthly Payments (with each interest portion thereof adjusted to the Net Mortgage Rate), less the amount of any related reductions in the amount of interest collectable from the Mortgagor pursuant to the Relief Act or similar legislation or regulations then in effect, on the Outstanding Mortgage Loans as of the related Due Date, which Scheduled Monthly Payments were delinquent as of the close of business as of the related Determination Date; provided that no Monthly Advance shall be made if it would be a Nonrecoverable Advance, (ii) withdraw from amounts on deposit in the Custodial Account all or a portion of the Amount Held for Future Distribution in discharge of any such Monthly Advance, or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Monthly Advance. Any portion of the Amount Held for Future Distribution so used shall be replaced by the Servicer by deposit in the Custodial Account on or before the close of business on the Business Day preceding any future Remittance Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial Account on such date shall be less than payments to Certificateholders required to be made on the following Distribution Date. The determination by the Servicer that it has made a Nonrecoverable Advance or that any proposed Monthly Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by a certificate of a Servicing Officer delivered to the Seller and the Trustee with the Remittance Report.

         (c) In the event that the Servicer fails for any reason to make an Advance required to be made pursuant to Section 4.03(b) on or before the Business Day preceding the Remittance Date, the Trustee shall, on or before the related Distribution Date, deposit into the Certificate Account an amount equal to the excess of (i) Monthly Advances required to be made by the Servicer that would have been deposited in the Certificate Account over (ii) the amount of any Monthly Advance made by the Servicer with respect to such Distribution Date; provided, however, that the Trustee shall be required to make such Advance only if it is not prohibited by law from doing so and the Trustee has determined that such Advance would not be a Nonrecoverable Advance. The Trustee shall be entitled to be reimbursed from the Custodial Account for Advances made by it pursuant to this paragraph as if it were the Servicer hereunder.

         (d) The Servicer's obligation to make such Monthly Advances as to any Mortgage Loan will continue through the final disposition or liquidation of the Mortgaged Property, unless the Servicer deems such advance to be nonrecoverable from Liquidation Proceeds, REO Proceeds or Insurance Proceeds with respect to the applicable Mortgage Loan. In such latter event, the Servicer shall deliver to the Trustee an Officer's Certificate to the effect that an officer of the Servicer has reviewed the servicing file related to such Mortgage Loan and has obtained a recent appraisal and has made the reasonable determination that any additional Monthly Advances are nonrecoverable from Liquidation or Insurance Proceeds with respect to the applicable Mortgage Loan

         (e) Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Trustee pursuant to a deed-in-lieu of foreclosure, the Servicer shall submit to the Trustee a liquidation report with respect to such Mortgaged Property in such form as the Servicer, the Seller and the Trustee shall agree. The Servicer shall also provide reports on the status of REO Property containing such information as the Seller and the Trustee may reasonably require.

         Section 4.04.     Allocation of Realized Losses.

         Prior to each Distribution Date, the Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash Liquidation, Debt Service Reduction, Deficient Valuation or REO Disposition that occurred during the related Prepayment Period. The amount of each Realized Loss shall be evidenced by an Officer's Certificate and shall be based solely upon information provided by the Servicer. All Realized Losses, other than Excess Special Hazard Losses, Extraordinary Losses, Excess Bankruptcy Losses or Excess Fraud Losses, shall be allocated as follows: first, to the Class B-6 Certificates until the Certificate Principal Balance thereof has been reduced to zero; second, to the Class B-5 Certificates until the Certificate Principal Balance thereof has been reduced to zero; third, to the Class B-4 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the Class B-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fifth, to the Class B-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; sixth, to the Class B-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and, thereafter, if such Realized Losses are on a Discount Mortgage Loan, to the Class PO Certificates, in an amount equal to the Discount Fraction of the principal portion thereof, and the remainder of such Realized Losses and the entire amount of such Realized Losses on Non-Discount Mortgage Loans shall be allocated among all the Class A Certificates and Class R Certificates, on a pro rata basis, as described below; provided, however, that Realized Losses otherwise allocable to the Super Senior Certificates will be allocated to the Senior Support Lockout Certificates until the Certificate Principal Balance of the Senior Support Lockout Certificates is reduced to zero. Any Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses on Non-Discount Mortgage Loans will be allocated among the Class A, Class X, Class B and Class R Certificates, on a pro rata basis, as described below. The principal portion of such losses on Discount Mortgage Loans will be allocated to the Class PO Certificates in an amount equal to the related Discount Fraction thereof, and the remainder of such losses on Discount Mortgage Loans will be allocated among the Class A, Class X, Class B and Class R Certificates.

         As used herein, an allocation of a Realized Loss on a "pro rata basis" among two or more specified Classes of Certificates means an allocation on a pro rata basis, among the various Classes so specified, to each such Class of Certificates on the basis of their then outstanding Certificate Principal Balances prior to giving effect to distributions to be made on such Distribution Date in the case of the principal portion of a Realized Loss or among the various Classes so specified based on the Accrued Certificate Interest thereon payable on such Distribution Date (without regard to any Compensating Interest for such Distribution Date) in the case of an interest portion of a Realized Loss. Any allocation of the principal portion of Realized Losses to the Class B Certificates then outstanding with the highest numerical designation shall be made by operation of the definition of "Certificate Principal Balance" and by operation of the provisions of Section 4.01. Allocations of the interest portions of Realized Losses shall be made by operation of the definition of "Accrued Certificate Interest" and by operation of the provisions of Section 4.01. All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

         Section 4.05.     Information Reports to Be Filed by the Servicer.

         The Servicer shall file information reports with respect to the receipt of mortgage interest received in a trade or business, foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P of the Code, respectively. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

         Section 4.06.     Compliance with Withholding Requirements.

         Notwithstanding any other provision of this Agreement, the Trustee shall comply with all federal withholding requirements respecting payments to Certificateholders of interest or original issue discount on the Mortgage Loans, that the Trustee reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee withholds any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee shall, together with its monthly report to such Certificateholders pursuant to Section 4.02 hereof, indicate such amount withheld.

                                   ARTICLE V

                                THE CERTIFICATES

         Section 5.01.   The Certificates.

         The Certificates will be substantially in the respective forms annexed hereto as Exhibits A-1, A-2, A-3 and B. The Certificates will be issuable in registered form only. The Class A, Class PO and Class X Certificates will be issued in minimum denominations of $1,000 and integral multiples of $1 in excess thereof; the Class B-1, Class B-2 and Class B-3 Certificates will be issued in minimum denominations of $25,000 and integral multiples of $1 in excess thereof; and the Class B-4, Class B-5 and Class B-6 will be issued in minimum denominations of $100,000 and integral multiples of $1 in excess thereof. The Residual Certificates will be issued in certificated fully-registered form in a single certificate of $100.

         Upon original issuance, the Certificates shall, upon the written request of the Seller executed by an officer of the Seller, be executed and delivered by the Trustee, authenticated by the Trustee and delivered to or upon the order of the Seller upon receipt by the Trustee of the documents specified in Section 2.01. The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee in its capacity as trustee hereunder by a Responsible Officer. Certificates bearing the manual or facsimile signatures of individuals who were at the time they signed the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates issued on the Closing Date shall be dated the Closing Date and any Certificates delivered thereafter shall be dated the date of their authentication.

         (b) The Book-Entry Certificates shall initially be issued as one or more Certificates registered in the name of the Depository or its nominee and, except as provided below, registration of such Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Certificate Owners shall hold their respective Ownership Interests in and to each of such Book-Entry Certificates through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

         The Trustee, the Servicer and the Seller may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Seller may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

         If (i)(A) the Seller advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Seller is unable to locate a qualified successor or (ii) the Seller at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall, at the expense of the Seller, issue the Definitive Certificates. Neither the Seller, the Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates the Trustee and the Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

         Section 5.02.  Registration of Transfer and Exchange of Certificates.

         (a) The Trustee shall maintain a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided.

         (b) Except as provided in Section 5.02(c), no transfer, sale, pledge or other disposition of a Private Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), and any applicable state securities laws or is made in accordance with said Act and laws. In the event that a transfer of a Private Certificate is to be made under this Section 5.02(b), (i) the Trustee shall require an Opinion of Counsel addressed to the Seller, the Servicer and the Trustee acceptable to and in form and substance satisfactory to the Trustee that such transfer shall be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Seller or the Servicer, provided that such Opinion of Counsel will not be required in connection with the initial transfer of any such Private Certificate by the Seller or any affiliate thereof, to a non-affiliate of the Seller and (ii) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit F-1 hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit F-2 hereto, each acceptable to and in form and substance satisfactory to the Trustee certifying to the Seller and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Seller or the Servicer; provided however that such representation letters will not be required in connection with any transfer of any such Private Certificate by the Seller to an affiliate of the Seller and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee, shall be a written representation) from the Seller of the status of such transferee as an affiliate of the Seller. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such applicable federal and state laws.

         (c) Notwithstanding the requirements of Section 5.02(b), transfers of Private Certificates may be made in accordance with this Section 5.02(c) if the prospective transferee of a Private Certificate provides the Trustee and the Seller with an investment letter substantially in the form of Exhibit F-3 attached hereto, which investment letter shall not be an expense of the Trustee, the Seller or the Servicer, and which investment letter states that, among other things, such transferee is a "qualified institutional buyer" as defined under Rule 144A. Such transfers shall be deemed to have complied with the requirements of Section 5.02(b) hereof; provided, however, that no transfer of any of the Private Certificates may be made pursuant to this Section 5.02(c) by the Seller. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such applicable federal and state laws.

         (d) Subject to the provisions of subsection (ii), no Senior Support Lockout Certificate, Subordinate Certificate or Residual Certificate may be acquired directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement which is subject to Title I of ERISA and/or
Section 4975 of the Code, unless the proposed transferee provides an opinion of counsel to the Trustee (upon which the Trustee is authorized to rely) to the effect that the proposed transfer and/or holding of such Certificate and the servicing, management and operation of the Trust: (A) will not result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code which is not covered under an individual or class prohibited transaction exemption including but not limited to Department of Labor Prohibited Transaction Exemption ("PTE") 84-14 (Class Exemption for Plan Asset Transactions Determined by Independent Qualified Professional Asset Managers); PTE 91-38 (Class Exemption for Certain Transactions Involving Bank Collective Investment Funds); PTE 90-1 (Class Exemption for Certain Transactions Involving Insurance Company Pooled Separate Accounts); PTE 95-60 (Class Exemption for Certain Transactions Involving Insurance Company General Accounts); PTE 96-23 (Class Exemption for Plan Asset Transactions Determined by In-House Asset Managers); and Section 401(c) of ERISA and the regulations to be promulgated thereunder (relating to insurance company general accounts) and (B) will not give rise to any additional fiduciary duties under ERISA on the part of either the Seller, the Servicer or the Trustee.

               (i) In lieu of such opinion of counsel, any Person acquiring an interest in a Senior Support Lockout Certificate or a Subordinate Certificate may represent to the Trustee (or, in the case of a Person acquiring an interest in a Book-Entry Certificate which is a Senior Support Lockout Certificate or a Subordinate Certificate, shall be deemed to have represented to the Trustee) that it is either: (A) not acquiring an interest in such Certificate directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement which is subject to Title I of ERISA and/or Section 4975 of the Code, or (B) providing a representation or certification in the form of Exhibit F-6 attached hereto to the Trustee to the effect that the transfer and/or holding of an interest in such Certificate and the servicing, management and/or operation of the Trust and its assets:
         (I) will not result in any prohibited transaction which is not covered under an individual or class prohibited transaction exemption, including, but not limited to, PTE 84-14, PTE 91-38, PTE 90-1, PTE 95-60, PTE 96-23 or Section 401(c) of ERISA and the regulations to be promulgated thereunder and (II) will not give rise to any additional fiduciary duties on the part of either the Seller, the Servicer or the Trustee.

         (e) (i) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause
(iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

               (A) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

               (B) In connection with any proposed Transfer of any Ownership Interest in a Residual Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Residual Certificate until its receipt of (I) an affidavit and agreement (a "Transfer Affidavit and Agreement" in the form attached hereto as Exhibit F-5) from the proposed Transferee, in form and substance satisfactory to the Trustee representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Residual Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Residual Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02 and agrees to be bound by them, and (II) a certificate, in the form attached hereto as Exhibit F-4, from the Holder wishing to transfer the Residual Certificate, in form and substance satisfactory to the Trustee representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

               (C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee assigned to this transaction has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Residual Certificate to such proposed Transferee shall be effected.

               (D) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Residual Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit F-4.

               (E) Each Person holding or acquiring an Ownership Interest in a Residual Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Residual Certificate, if it is "a pass-through interest holder", or is holding an Ownership Interest in a Residual Certificate on behalf of a "pass-through interest holder."

         (ii) The Trustee will register the Transfer of any Residual Certificate only if it shall have received the Transfer Affidavit and Agreement in the form attached hereto as Exhibit F-5, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit F-4 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Residual Certificates other than to Permitted Transferees are prohibited.

         (iii) (A) If any Person other than a Permitted Transferee shall become a Holder of a Residual Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Residual Certificate. If a transfer of a Residual Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by this Section 5.02 or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

               (B) If any purported Transferee shall become a Holder of a Residual Certificate in violation of the restrictions in this Section
         5.02 and to the extent that the retroactive restoration of the rights of the Holder of such Residual Certificate as described in clause
         (iii)(A) above shall be invalid, illegal or unenforceable, then the Trustee shall have the right, without notice to the holder or any prior holder of such Residual Certificate, to sell such Residual Certificate to a purchaser selected by the Trustee on such terms as the Trustee may choose. Such purported Transferee shall promptly endorse and deliver each Residual Certificate in accordance with the instructions of the Trustee. Such purchaser may be the Trustee itself. The proceeds of such sale, net of the commissions (which may include commissions payable to the Trustee), expenses and taxes due, if any, will be remitted by the Trustee to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Trustee, and the Trustee shall not be liable to any Person having an Ownership Interest in a Residual Certificate as a result of its exercise of such discretion.

               (iv) The Trustee shall make available to the Internal Revenue Service and those Persons specified by the REMIC Provisions, all information necessary to compute any tax imposed (A) as a result of the transfer of an ownership interest in a Residual Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Residual Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Residual Certificate having as among its record holders at any time any Person who is a Disqualified Organization. The Trustee may charge and shall be entitled to reasonable compensation for providing such information as may be required from those Persons which may have had a tax imposed upon them as specified in clauses (A) and (B) of this paragraph for providing such information.

         (f) Subject to the preceding paragraphs, upon surrender for registration of transfer of any Certificate at the office of the Trustee maintained for such purpose, the Trustee shall execute and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class of a like aggregate Percentage Interest. Every Certificate surrendered for transfer shall be accompanied by notification of the account of the designated transferee or transferees for the purpose of receiving distributions pursuant to Section 4.01 by wire transfer, if any such transferee desires and is eligible for distribution by wire transfer.

         (g) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of the same Class of a like aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at the office of the Trustee. Whenever any Certificates are so surrendered for exchange the Trustee shall execute, authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee) be duly endorsed by, or be accompanied by a written instrument of transfer in the form satisfactory to the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing.

         (h) No service charge shall be made to the Certificateholders for any transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         (i) All Certificates surrendered for transfer and exchange shall be cancelled and retained by the Trustee in accordance with the Trustee's standard procedures.

         Section 5.03.     Mutilated, Destroyed, Lost or Stolen Certificates.

         If (i) any mutilated Certificate is surrendered to the Trustee and the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee such security or indemnity as may be required by it to save it harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of the same Class and Percentage Interest. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. Any replacement Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

         Section 5.04.     Persons Deemed Owners.

         The Seller, the Servicer, the Trustee and any agent of any of them may treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section
4.01 and for all other purposes whatsoever, and neither the Seller, the Servicer, the Trustee nor any agent of any of them shall be affected by notice to the contrary.

                                  ARTICLE VI

                                  THE SERVICER

         Section 6.01.     Liability of the Servicer.

         The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Servicer herein.

         Section 6.02.     Merger, Consolidation or Conversion of the Servicer.

         The Servicer will keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation except as permitted herein, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its duties under this Agreement.

         Any Person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer whether or not related to loan servicing, shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person shall be an institution which is a Fannie Mae or Freddie Mac approved seller/servicer in good standing.

         Section 6.03.     Limitation on Liability of the Servicer and Others.

         Neither the Servicer nor any of the officers, employees or agents of the Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment made in good faith; provided, however, that this provision shall not protect the Servicer or any such person against any breach of warranties or representations made herein, or failure to perform in any way its obligations in compliance with any standard of care set forth in this Agreement; or any liability which would otherwise be imposed by reason of negligence or any breach of the terms and conditions of this Agreement. The Servicer and any officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Servicer and any director, or officer, employee or agent of the Servicer shall be indemnified and held harmless by the Trust Fund against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates (including reasonable legal fees and disbursements of counsel), other than (a) any loss, liability or expense related to Servicer's servicing obligations with respect to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement), or (b) any loss, liability or expense incurred by reason of negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expenses or liability; provided, however, that the Servicer may, in its sole discretion, undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the Certificateholders hereunder. In such event, the reasonable legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Servicer shall be entitled to be reimbursed therefor from the Custodial Account as provided in Section 3.06.

         Section 6.04.     Limitation on Resignation of the Servicer.

         The Servicer shall not resign from the obligations and duties hereby imposed on it except upon a determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel (at the expense of the resigning Servicer) to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a successor servicer shall have assumed the Servicer's responsibilities, duties, liabilities and obligations hereunder.

         Section 6.05.     Sale and Assignment of Servicing.

         The Servicer may sell and assign its rights and delegate its duties and obligations in their entirety as Servicer under this Agreement to an affiliate of the Servicer to which all servicing of the Servicer is assigned so long as such affiliate (a) shall be qualified to service mortgage loans for Fannie Mae or Freddie Mac; (b) if it is intended that such affiliate be spun off to the shareholders of the Servicer, shall have a net worth of not less than $10,000,000; (c) shall be reasonably satisfactory to the Trustee (as evidenced in writing signed by the Trustee); and (d) shall execute and deliver to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, which contains an assumption by such affiliate of the due and punctual performance and observance of each covenant and condition to be performed or observed by it as servicer under this Agreement, from and after the effective date of such agreement; (ii) each Rating Agency shall be given prior written notice of the identity of the proposed successor to the Servicer and each Rating Agency's rating of the Certificates in effect immediately prior to such assignment, sale and delegation will not be downgraded or withdrawn as a result of such assignment, sale and delegation, as evidenced by a letter to such effect delivered to the Trustee; and (iii) the Servicer assigning and selling the servicing shall deliver to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent to such action under this Agreement have been completed and such action is permitted by and complies with the terms of this Agreement. No such assignment or delegation shall affect any liability of the Servicer arising prior to the effective date thereof.

                                  ARTICLE VII

                                    DEFAULT

          Section 7.01.     Events of Default.

         "Event of Default", wherever used herein, means any one of the following events:

         (i) any failure by the Servicer to deposit in the Certificate Account or remit to the Trustee any payment (including Monthly Advances) required to be made under the terms of this Agreement, which failure shall continue unremedied for two (2) Business Days after the date upon which written notice of such failure shall have been given to the Servicer by the Trustee or the Seller, or to the Servicer and the Trustee by the Holders of Certificates entitled to at least 25% of the Voting Rights; or

         (ii) any failure on the part of the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer contained in the Certificates or in this Agreement (including any breach of the Servicer's representations and warranties pursuant to Section 2.03 which materially and adversely affects the interests of the Certificateholders) which continues unremedied for a period of 60 days after the date on which written notice of such failure shall have been given to the Servicer by the Trustee or the Seller, or to the Servicer and the Trustee by the Holders of Certificates entitled to at least 25% of the Voting Rights; or

         (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 consecutive days; or

         (iv) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property; or

         (v) the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of or otherwise voluntarily commence a case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

         (vi) the Servicer attempts to assign its right to servicing compensation hereunder or the Servicer attempts, without the consent of the Trustee, to sell or otherwise dispose of all or substantially all of its property or assets or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof except as otherwise permitted herein; or

         (vii) the Servicer ceases to be qualified to transact business in any jurisdiction where it is currently so qualified, but only to the extent such non-qualification materially and adversely affects the Servicer's ability to perform its obligations hereunder;

then, and in each and every such case, so long as an Event of Default shall not have been remedied, the Trustee may or, at the direction of Holders of Certificates evidencing not less than 66 2/3% of the Voting Rights, the Trustee shall by notice in writing to the Servicer (and to the Trustee if given by Holders of Certificates), with a copy to the Rating Agencies, terminate all the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Servicer for the same. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to Section 7.02. Upon written request from the Trustee, the Servicer shall prepare, execute and deliver, any and all documents and other instruments, place in such successor's possession all servicing files related to the Mortgage Loans, and do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise, at the Servicer's sole expense. The Servicer agrees to cooperate with the Trustee and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans or any REO Property. The Trustee shall not be deemed to have breached any obligation hereunder as a result of a failure to make or delay in making any distribution as and when required hereunder caused by the failure of the Servicer to remit any amounts received on it or to deliver any documents held by it with respect to the Mortgage Loans. For purposes of this Section 7.01, the Trustee shall not be deemed to have knowledge of an Event of Default unless a Responsible Officer of the Trustee assigned to and working in the Trustee's corporate trust division has actual knowledge thereof or unless notice of any event which is in fact such an Event of Default is received by the Trustee and such notice references the Certificates, the Trust Fund or this Agreement.

         Section 7.02.     Trustee to Act; Appointment of Successor.

         Within 90 days of the time the Servicer receives a notice of termination, the Trustee or its appointed agent shall be the successor in all respects to the Servicer in its capacity as Servicer under this Agreement and the transactions set forth or provided for herein and shall be subject thereafter to all the responsibilities, duties, liabilities and limitations on liabilities relating thereto placed on the Servicer including the obligation to make Monthly Advances which have been or will be required to be made (except for the responsibilities, duties and liabilities contained in Section 2.03) by the terms and provisions hereof; and provided further, that any failure to perform such duties or responsibilities caused by the Servicer's failure to provide information required by Section 4.02 or 4.03 shall not be considered a default by the Trustee hereunder; and provided further, that the Trustee shall have no obligation whatsoever with respect to any liability (other than advances deemed recoverable and not previously made) incurred by the Servicer at or prior to the time of receipt by the Servicer of the notice or of the Opinion of Counsel referred to in Section 7.01. As compensation therefor, the Trustee shall be entitled to the Servicing Fee and all funds relating to the Mortgage Loans which the Servicer would have been entitled to charge to the Custodial Account and the Certificate Account if the Servicer had continued to act hereunder. If the Trustee has become the successor to the Servicer in accordance with Section 6.04 or this Section 7.02, then notwithstanding the above, if the Trustee shall be unwilling to so act, or shall be unable to so act, the Trustee may appoint, or petition a court of competent jurisdiction or appoint, any established housing and home finance institution, which is also a Fannie Mae- or Freddie Mac-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder. Pending appointment of a successor to the Servicer hereunder, the Trustee shall act in such capacity as herein above provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer hereunder. Each of the Seller, the Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

         The Trustee shall be entitled to be reimbursed by the Servicer for all costs associated with the transfer of servicing, including any costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Trustee to correct any errors or insufficiencies in the servicing data or otherwise to enable the Trustee to service the Mortgage Loans properly and effectively. To the extent that the costs and expenses of the Servicer related to any termination of the Servicer or appointment of a successor Servicer are not fully and timely reimbursed by the Servicer, or the terminated Servicer, the Trustee shall be entitled to reimbursement of such costs and expenses from the Certificate Account.

         Any successor, including the Trustee, to the Servicer shall maintain in force during its term as servicer hereunder policies and fidelity bonds to the same extent as the Servicer is so required pursuant to Section 3.19.

         If the Trustee shall succeed to any duties of the Servicer with respect to the Mortgage Loans as provided herein, it shall do so in a separate capacity and not in its capacity as Trustee and, accordingly, the provisions of
Article X shall be inapplicable to the Trustee in its duties as successor Servicer in the servicing of the Mortgage Loans (although such provisions shall continue to apply to the Trustee in its capacity as Trustee), the provisions of
Article VI, however, shall apply to the Trustee in its capacity as successor Servicer.

         Section 7.03.     Notification to Certificateholders.

         (a) Upon any such termination or appointment of a successor to the Servicer, the Trustee shall give prompt notice thereof to Certificateholders, the Seller and to the Rating Agencies.

         (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

         Section 7.04.     List of Certificateholders.

         Upon written request of three (3) or more Certificateholders of record, for purposes of communicating with other Certificateholders with respect to their rights under this Agreement, the Trustee will afford such Certificateholders access during business hours to the most recent list of Certificateholders held by the Trustee.

                                 ARTICLE VIII

                             CONCERNING THE TRUSTEE

         Section 8.01.     Duties of Trustee

         (a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement as duties of the Trustee. If an Event of Default has occurred and has not been cured or waived, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and subject to Section 8.02(b) use the same degree of care and skill in their exercise, as a prudent person would exercise under the circumstances in the conduct of his own affairs, but only with respect to the defaulting Servicer.

         (b) Upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments which are specifically required to be furnished to the Trustee pursuant to any provision of this Agreement, the Trustee shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Servicer hereunder.

         (c) The Trustee shall make monthly distributions and the final distribution to the Certificateholders as provided in Sections 4.01 and 9.01 herein.

         (d) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

               (i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

               (ii) The Trustee shall not be liable in its individual capacity for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

               (iii) The Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the directions of the Holders of Certificates evidencing Voting Interests aggregating not less than 25% of the Trust Fund, if such action or non-action relates to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or other power conferred upon the Trustee, under this Agreement; and

               (iv) The Trustee shall not be required to take notice or be deemed to have notice or knowledge of any default or Event of Default unless a Responsible Officer of the Trustee's Corporate Trust Office shall have actual knowledge thereof. In the absence of such notice, the Trustee may conclusively assume there is no such default or Event of Default.

         The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under this Agreement, except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of this Agreement.

         (e) All funds received by the Trustee and required to be deposited in the Certificate Account pursuant to this Agreement will be promptly so deposited by the Trustee. The Trustee shall not be liable for interest or other compensation on uninvested funds held under this Agreement.

         (f) Except for those actions that the Trustee is required to take hereunder, the Trustee shall have no obligation or liability to take any action or to refrain from taking any action hereunder in the absence of written direction as provided hereunder.

         Section 8.02.     Certain Matters Affecting The Trustee.

         Except as otherwise provided in Section 8.01:

               (i) The Trustee may rely and shall be protected in acting or refraining from acting in reliance on any resolution, Officer's Certificate, certificate of a Servicing Officer, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

               (ii) The Trustee may consult with counsel and any advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection with respect to any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

               (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement, other than its obligation to give notices pursuant to this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby. Nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default of which a Responsible Officer of the Trustee's Corporate Trust Office has actual knowledge (which has not been cured or waived), subject to Section 7.02(c), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise, as a prudent person would exercise under the circumstances in the conduct of his own affairs;

               (iv) The Trustee shall not be liable in its individual capacity for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

               (v) Prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Certificates evidencing Voting Interests aggregating not less than 25% of the Trust Fund and provided that the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement. The Trustee may require reasonable indemnity against such expense or liability as a condition to taking any such action. The reasonable expense of every such examination shall be paid by the Certificateholders requesting the investigation;

               (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or through Affiliates, agents or attorneys; provided, however, that the Trustee may not appoint any agent to perform its custodial functions with respect to the Mortgage Files or paying agent functions under this Agreement without the express written consent of the Servicer, which consent will not be unreasonably withheld. The Trustee shall not be liable or responsible for the misconduct or negligence of the Trustee's agents and attorneys or a custodian or paying agent appointed hereunder by the Trustee with due care and, when required, wit the consent of the Servicer;

               (vii) Should the Trustee deem the nature of any action required on its part (other than a payment or transfer pursuant to Section 3.25) to be unclear, the Trustee may require prior to such action that it be provided by the Servicer with reasonable further instructions;

               (viii) The right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be accountable for other than its negligence or willful misconduct in the performance of any such act;

               (ix) The Trustee shall not be required to give any bond or surety with respect to the execution of the trust created hereby or the powers granted hereunder; and

               (x) The Trustee shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the repurchase of any Mortgage Loan by EMC Mortgage Corporation pursuant to this Agreement and/or the Mortgage Loan Purchase Agreement or the eligibility of any Mortgage Loan for purposes of this Agreement.

         Section 8.03.   Trustee Not Liable for Certificates Or Mortgage Loans.

         The recitals contained herein and in the Certificates (other than the signature and countersignature of the Trustee on the Certificates) shall be taken as the statements of the Seller, and the Trustee shall have no responsibility for their correctness. The Trustee makes no representation as to the validity or sufficiency of the Certificates (other than the signature and countersignature of the Trustee on the Certificates) or of any Mortgage Loan except as expressly provided in Section 2.02. The Trustee's signature and countersignature (or countersignature of its agent) on the Certificates shall be solely in its capacity as Trustee and shall not constitute the Certificates an obligation of the Trustee in any other capacity. The Trustee shall not be accountable for the use or application by the Seller of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Seller with respect to the Mortgage Loans. The Trustee shall not be responsible for the legality or validity of this Agreement or any document or instrument relating to this Agreement, the validity of the execution of this Agreement or of any supplement hereto or instrument of further assurance, or the validity, priority, perfection or sufficiency of the security for the Certificates issued hereunder or intended to be issued hereunder. The Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust Fund or its ability to generate the payments to be distributed to Certificateholders, under this Agreement. The Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to record this Agreement.

         Section 8.04.     Trustee May Own Certificates.

         The Trustee in its individual capacity or in any capacity other than as Trustee hereunder may become the owner or pledgee of any Certificates with the same rights it would have if it were not Trustee, and may otherwise deal with the parties hereto.

         Section 8.05.     Fees And Expenses.

         (a) The Trustee will be paid the Trustee's Fees each calendar month from the Certificate Account, pursuant to Section 3.26. The Trust Fund will be liable for the Trustee's expenses, including all reasonable out-of-pocket expenses, disbursements and advances incurred or made by the Trustee in the administration of the trusts hereunder as set forth in a fee letter sent by the Trustee to the Seller (including the reasonable compensation, expenses and disbursements of its counsel) except any such expense, disbursement or advance as may arise from its negligence or willful misconduct or which is the responsibility of the Certificateholders or the Servicer, and to the extent that the funds in the Certificate Account are not sufficient to pay the Trustee's Fees. Such compensation and reimbursement obligation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust.

         (b) To the extent not otherwise indemnified against by the Servicer hereunder, the Trust shall indemnify the Indemnified Persons for, and will hold them harmless against, any loss, liability or expense incurred on their part, arising out of, or in connection with, this Agreement and the Certificates, including the costs and expenses (including reasonable legal fees and expenses) of defending themselves against any such claim other than (i) any loss, liability or expense related to such Indemnified Person's failure to perform such Indemnified Person's duties in compliance with this Agreement (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and (ii) any loss, liability or expense incurred by reason of such Indemnified Person's willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. This indemnity shall survive the resignation or removal of the Trustee and the termination of this Agreement.

         Section 8.06.     Eligibility Requirements For Trustee.

         The Trustee and any successor Trustee shall during the entire duration of this Agreement be a state bank or trust company or a national banking association organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus and undivided profits of at least $40,000,000 or, in the case of a successor Trustee, $50,000,000, subject to supervision or examination by federal or state authority and, in the case of a successor Trustee other than pursuant to Section 8.10, rated in one of the two highest long-term debt categories of, or otherwise acceptable to, each of the Rating Agencies. The Trustee shall not be an Affiliate of the Servicer, unless the Trustee acts as successor Servicer hereunder. If the Trustee publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 8.06 the combined capital and surplus of such corporation shall be deemed to be its total equity capital (combined capital and surplus) as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 8.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.08.

         Section 8.07.     Insurance.

         The Trustee, at its own expense, shall at all times maintain and keep in full force and effect: (i) fidelity insurance, (ii) theft of documents insurance and (iii) forgery insurance (which may be collectively satisfied by a "Financial Institution Bond" and/or a "Bankers' Blanket Bond"). All such insurance shall be in amounts, with standard coverage and subject to deductibles, as are customary for insurance typically maintained by banks which act as custodians for investor-owned mortgage pools. A certificate of an officer of the Trustee as to the Trustee's compliance with this Section 8.07 shall be furnished to the Servicer or any Certificateholder upon reasonable written request.

         Section 8.08.     Resignation And Removal Of The Trustee.

         (a) The Trustee may at any time resign and be discharged from the Trust hereby created by giving written notice thereof to the Servicer, with a copy to the Rating Agencies. Upon receiving such notice of resignation, the Servicer shall promptly appoint a successor Trustee by written instrument, in triplicate, one copy of which instrument shall be delivered to each of the resigning Trustee and the successor Trustee. If no successor Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 9.06 and shall fail to resign after written request therefor by the Servicer or if at any time the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Servicer shall be entitled to remove the Trustee and appoint a successor Trustee by written instrument, in triplicate, one copy of which instrument shall be delivered to each of the Trustee so removed and the successor Trustee.

         (c) The Holders of Certificates evidencing Voting Interests aggregating not less than 51% of the Trust Fund may at any time remove the Trustee and appoint a successor Trustee by written instrument or instruments signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Servicer, the Trustee so removed and the successor so appointed.

         (d) No resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 9.08 shall become effective except upon appointment of and acceptance of such appointment by the successor Trustee as provided in Section 8.09.

         Section 8.09.     Successor Trustee.

         (a) Any successor Trustee appointed as provided in Section 8.08 shall execute, acknowledge and deliver to the Servicer and to its predecessor Trustee an instrument accepting such appointment hereunder. The resignation or removal of the predecessor Trustee shall then become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein. The predecessor Trustee shall after payment of its outstanding fees and expenses promptly deliver to the successor Trustee all assets and records of the Trust held by it hereunder, and the Servicer and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations.

         (b) No successor Trustee shall accept appointment as provided in this
Section 8.09 unless at the time of such acceptance such successor Trustee shall be eligible under the provisions of Section 8.06.

         (c) Upon acceptance of appointment by a successor Trustee as provided in this Section 8.09, the successor Trustee shall mail notice of the succession of such Trustee hereunder to all Certificateholders at their addresses as shown in the Certificate Register and to the Rating Agencies. The Servicer shall pay its Applicable Percentage of the cost of any mailing by the successor Trustee.

         Section 8.10.     Merger Or Consolidation Of Trustee.

         Any state bank or trust company or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any state bank or trust company or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any state bank or trust company or national banking association succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such state bank or trust company or national banking association shall be eligible under the provisions of Section 8.06. Such succession shall be valid without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         Section 8.11.     Appointment Of Co-Trustee Or Separate Trustee.

         (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust or property constituting the same may at the time be located, the Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee and the Servicer to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity, such title to the Trust, or any part thereof, and, subject to the other provisions of this
Section 8.11, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable.

         (b) If the Servicer shall not have joined in such appointment within 15 days after the receipt by it of a written request so to do, or in case an Event of Default with respect to the Servicer shall have occurred and be continuing, the Trustee shall have the power to make such appointment without the Servicer.

         (c) No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under Section 8.06 hereunder and no notice to Certificateholders of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

         (d) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.11, all rights, powers, duties and obligations conferred or imposed upon the Trustee and required to be conferred on such co-trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

         (e) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

         (f) To the extent not prohibited by law, any separate trustee or co-trustee may, at any time, request the Trustee, its agent or attorney-in-fact, with full power and authority, to do any lawful act under or with respect to this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor Trustee.

         (g) No trustee under this Agreement shall be personally liable by reason of any act or omission of another trustee under this Agreement. The Servicer and the Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee, except that following the occurrence of any Event of Default which has not been cured, the Trustee acting alone may accept the resignation of or remove any separate trustee or co-trustee.

         Section 8.12.   Servicer Shall Provide Information As Reasonably
                         Required.

         The Servicer shall furnish to the Trustee, during the term of this Agreement, such periodic, special, or other reports or information (and in such electronic format or other means acceptable to the Trustee) as may reasonably be requested by the Trustee in order to fulfill its duties and obligations under this Agreement.

         Section 8.13. Federal Information Returns and Reports to Certificateholders.

         (a) For Federal income tax purposes, the taxable year of the REMIC shall be a calendar year and the Trustee shall maintain or cause the maintenance of the books of each REMIC on the accrual method of accounting.

         (b) The Trustee shall prepare and file or cause to be filed with the Internal Revenue Service Federal tax information returns or elections required to be made by the Trustee hereunder with respect to any REMIC and the Certificates containing such information and at the times and in the manner as may be required by the Code or applicable Treasury regulations, and shall furnish to each Holder of Certificates at any time during the calendar year for which such returns or reports are made such statements or information at the times and in the manner as may be required thereby. In connection with the foregoing, the Trustee shall provide the name and address of the person who can be contacted to obtain information required to be reported to the holders of regular interests in the REMIC (the "REMIC Reporting Agent") as required by IRS Form 8811. The Trustee shall make the elections to treat the Trust Fund as a REMIC (which election shall apply to the taxable period ending December 31, 1999 and each calendar year thereafter) in such manner as the Code or applicable Treasury regulations may prescribe. The Trustee shall sign all tax information returns filed pursuant to this Section and any other returns as may be required by the Code, and in doing so shall rely entirely upon, and shall have no liability for information provided by, or calculations provided by, the Seller or the Servicer. The Holder of the Residual Certificate is hereby designated as the "Tax Matters Person" (within the meaning of Treas. Reg. ss.ss.. 1.860F-4(d)) for the REMIC. The Trustee is hereby designated and appointed as the agent of each such Tax Matters Person. Any Holder of a Residual Certificate will by acceptance thereof appoint the Trustee as agent and attorney-in-fact for the purpose of acting as Tax Matters Person for the REMIC during such time as the Trustee does not own any such Residual Certificate. In the event that the Code or applicable Treasury regulations prohibit the Trustee from signing tax or information returns or other statements, or the Trustee from acting as Tax Matters Person (as an agent or otherwise), the Trustee shall take whatever action that in its sole good faith judgment is necessary for the proper filing of such information returns or for the provision of a tax matters person, including designation of the Holder of a Residual Certificate to sign such returns or act as tax matters person. Each Holder of a Residual Certificate shall be bound by this Section.

         (c) The Trustee shall provide upon request such information (which shall be provided upon reasonable compensation to the Trustee) as required in
Section 860D(a)(6)(B) of the Code to the Internal Revenue Service, to any Person purporting to transfer a Residual Certificate to a Person other than a transferee permitted by Section 5.05(b), and to any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate, organization described in Section 1381 of the Code, or nominee holding an interest in a pass-through entity described in Section 860E(e)(6) of the Code, any record holder of which is not a transferee permitted by Section 5.02(e) (or which is deemed by statute to be an entity with a disqualified member).

         (d) The Trustee shall prepare and file or cause to be filed any state income tax returns required under Applicable State Law with respect to the REMIC or the Trust Fund.

                                  ARTICLE IX

                                  TERMINATION

         Section 9.01. Termination Upon Repurchase or Liquidation of All Mortgage Loans or upon Purchase of Certificates.

         (a) Subject to Section 9.02, the respective obligations and responsibilities of the Seller, the Servicer and the Trustee created hereby (other than the obligations of the Servicer to provide for and the Trustee to make payments to Certificateholders as hereafter set forth) shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them hereunder following the earlier to occur of (i) the repurchase by the Seller or its designee (or if the Seller or its designee does not exercise such option, the Servicer or its designee) of all Mortgage Loans and each REO Property in respect thereof remaining in the Trust Fund at a price equal to the greater of (a) 100% of the unpaid principal balance of each Mortgage Loan (other than one as to which a REO Property was acquired) on the day of repurchase together with accrued interest on such unpaid principal balance at the Net Mortgage Rate to the first day of the month in which the proceeds of such repurchase are to be distributed, plus the appraised value of any REO Property (but not more than the unpaid principal balance of the related Mortgage Loan, together with accrued interest on that balance at the Net Mortgage Rate to the first day of the month such repurchase price is distributed), less the good faith estimate of the Servicer of liquidation expenses to be incurred in connection with its disposal thereof, such appraisal to be conducted by an appraiser mutually agreed upon by the Servicer and the Trustee at the expense of the entity terminating the Trust Fund, and (b) the aggregate fair market value of all of the assets of the Trust Fund (as determined by the Servicer and the Trustee, as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to Section 9.01(b)), and (ii) the final payment or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund (or the disposition of all REO Property in respect thereof); provided, however, that clauses (i) and (ii) of this paragraph will be paid only to the extent that there is enough cash to make such payments; provided, further, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof. In the case of any repurchase by the Servicer pursuant to clause (i), the Servicer shall include in such repurchase price the amount of any Monthly Advances that will be reimbursed to the Servicer pursuant to Section 3.06(ii) and the Servicer shall exercise reasonable efforts to cooperate fully with the Trustee in effecting such repurchase and the transfer of the Mortgage Loans and related Mortgage Files and related records to the Servicer.

         The right of the Seller or its designee or the Servicer or its designee to repurchase all Mortgage Loans pursuant to (i) above shall be conditioned upon the aggregate Stated Principal Balance of such Mortgage Loans at the time of any such repurchase aggregating an amount equal to or less than 10% in the case of the Seller or its designee, or 5%, in the case of the Servicer or its designee, of the aggregate Stated Principal Balance of the Mortgage Loans at the Cut-off Date. The right of the Servicer or its designee to repurchase all Mortgage Loans is subject to the Servicer or its designee receiving the consent of the Seller. If such right is exercised, the Seller or the Servicer or their respective designee upon such repurchase shall provide to the Trustee, notice of such exercise prior to the Determination Date in the month preceding the month of purchase and the certification required by Section 3.13.

         (b) Notice of any termination, specifying the Distribution Date upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Trustee by letter to the Certificateholders mailed (a) in the event such notice is given in connection with the Seller or Servicer's election to repurchase, not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution or (b) otherwise during the month of such final distribution on or before the Determination Date in such month, in each case specifying (i) the Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office of the Trustee therein designated, (ii) the amount of any such final payment, (iii) that no interest shall accrue in respect of the Certificates from and after the Interest Accrual Period relating to the final Distribution Date therefor and (iv) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Trustee therein specified. In the event such notice is given in connection with the Seller, Servicer or their respective designee's election to repurchase, the Seller, Servicer or their respective designee shall deliver to the Trustee for deposit in the Certificate Account on the Business Day immediately preceding the Distribution Date specified in such notice an amount equal to the above-described repurchase price payable out of its own funds. Upon certification to the Trustee by a Servicing Officer, following such final deposit, the Trustee shall promptly release the Mortgage Files as directed by the Seller or Servicer for the remaining Mortgage Loans, and the Trustee shall execute all assignments, endorsements and other instruments required by the Seller or Servicer as being necessary to effectuate such transfer. Immediately following the deposit of funds in trust hereunder in respect of the Certificates, the Trust Fund shall terminate.

         Upon presentation and surrender of the Certificates by the Certificateholders, the Trustee shall distribute to the Certificateholders to each Certificateholder so presenting and surrendering its Certificates the amount otherwise distributable on such Distribution Date in accordance with
Section 4.01 in respect of the Certificates so presented and surrendered.. Any funds not distributed to any Holder or Holders of Certificates being retired on such Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and held in trust and credited to the account of the appropriate non-tendering Holder or Holders.

         In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the time specified in the above-mentioned notice, the Trustee shall give a second notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice all of the Certificates shall not have been surrendered for cancellation, the Trustee shall take reasonable steps as directed by the Seller, or appoint an agent to take reasonable steps, to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the funds in trust and of contacting such Certificateholders shall be paid out of the assets remaining in trust for such Certificateholders. If within nine months after the second notice all the Certificates shall not have been surrendered for cancellation, the Residual Certificateholders shall be entitled to all unclaimed funds and other assets which remain subject hereto.

         Section 9.02.     Additional Termination Requirements.

         (a) In the event the Seller or the Servicer repurchases all the Mortgage Loans and each REO Property as provided in Section 9.01, the Trust Fund shall be terminated in accordance with the following additional requirements:

               (i) The Seller or the Servicer shall specify the first day in the 90-day liquidation period in a statement attached to the final Tax Return of the REMIC created hereunder pursuant to Treasury regulation
         Section 1.860F-1 and shall satisfy all requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder, as evidenced by an Opinion of Counsel obtained at the expense of the Seller or the Servicer;

               (ii) During such 90-day liquidation period, and at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell all of the assets of the Trust Fund to the Seller or the Servicer for cash; and

               (iii) At the time of the making of the final payment on the Certificates, the Trustee shall distribute or credit, or cause to be distributed or credited, to the Holders of the Residual Certificates all cash on hand in the Trust Fund (other than cash retained to meet claims), and the Trust Fund shall terminate at that time.

         (b) Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Servicer as its attorney-in-fact to adopt a plan of complete liquidation for the Trust Fund at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.

                                   ARTICLE X

                                REMIC PROVISIONS

         Section 10.01.    REMIC Administration.

         (a) The Trustee shall make REMIC elections as set forth in the Preliminary Statement under the Code and, if necessary, under applicable state law. Such elections will be made on Form 1066 or other appropriate federal tax or information return or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. The regular interests and the residual interest in each REMIC shall be as designated in the Preliminary Statement. The Trustee shall not permit the creation of any "interests" in the Trust Fund (within the meaning of Section 860G of the Code) other than the interests designated in the Preliminary Statement. The Trustee will apply for an Employee Identification Number from the Internal Revenue Service via Form SS-4 or any other method for all tax entities.

         (b) The Closing Date is hereby designated as the "Startup Day" of the Trust Fund within the meaning of Section 860G(a)(9) of the Code.

         (c) The Trustee shall be reimbursed for any and all expenses relating to any tax audit of any REMIC created hereunder (including, but not limited to, any professional fees or any administrative or judicial proceedings with respect to any REMIC created hereunder that involve the Internal Revenue Service or state tax authorities) including the expense of obtaining any tax-related Opinion of Counsel, except as specified herein. The Trustee's right of reimbursement shall not apply to expenses incurred as a result of the Trustee's gross negligence in performing its duties pursuant to this Article X. The Trustee, as agent for the tax matters person of each REMIC created hereunder, shall (i) act on behalf of each REMIC created hereunder in relation to any tax matter or controversy involving each REMIC created hereunder and
(ii) represent each REMIC in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The holder of the largest Percentage Interest of the Residual Certificate shall be designated, in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations section 301.6231(a)(7)-I, as the tax matters person of each REMIC created hereunder. By their acceptance thereof, the holder of the largest Percentage Interest of the Residual Certificate hereby agrees to irrevocably appoint the Trustee or an affiliate as its agent to perform all of the duties of the tax matters person for each REMIC created hereunder.

         (d) The Trustee shall prepare, sign and file all of the Tax Returns in respect of each REMIC created hereunder. The expenses of preparing and filing such returns shall be borne by the Trustee without any right of reimbursement therefor.

         (e) The Trustee shall perform on behalf of each REMIC created hereunder all reporting and other tax compliance duties that are the responsibility of each REMIC under the Code, the REMIC Provisions or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority. Among its other duties, as required by the Code, the REMIC Provisions or other such compliance guidance, the Trustee shall provide
(i) to any Transferor of a Residual Certificate such information as is necessary for the application of any tax relating to the transfer of a Residual Certificate to any Person who is not a Permitted Transferee, (ii) to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption as required) and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each REMIC created hereunder. The Servicer shall provide on a timely basis to the Trustee such information with respect to the assets of each REMIC created hereunder, including, without limitation, the Mortgage Loans, as is in its possession and reasonably required by the Trustee to enable it to perform its obligations under this subsection. In addition, the Seller shall provide or cause to be provided to the Trustee, within ten (10) days after the Closing Date, all information or data that the Trustee reasonably determines to be relevant for tax purposes as to the valuations and issue prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flow of the Certificates.

         (f) The Trustee shall take such action and shall cause each REMIC created hereunder to take such action as shall be necessary to create or maintain the status thereof as a REMIC under the REMIC Provisions (and the Servicer shall assist it, to the extent reasonably requested by it). The Trustee shall not take any action, cause any REMIC created hereunder to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could
(i) endanger the status of the Trust Fund as a REMIC or (ii) result in the imposition of a tax upon any REMIC created hereunder (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event") unless the Trustee has received an Opinion of Counsel, addressed to the Trustee (at the expense of the party seeking to take such action but in no event at the expense of the Trustee) to the effect that the contemplated action will not, with respect to each REMIC created hereunder, endanger such status or result in the imposition of such a tax, nor shall the Servicer take or fail to take any action (whether or not authorized hereunder) as to which the Trustee has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to any REMIC or the assets of any REMIC, or causing any REMIC to take any action, which is not expressly permitted under the terms of this Agreement, the Servicer will consult with the Trustee or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any REMIC created hereunder, and the Servicer shall not take any such action or cause any REMIC to take any such action as to which the Trustee has advised it in writing that an Adverse REMIC Event could occur. The Trustee may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not permitted by this Agreement, but in no event shall such cost be an expense of the Trustee. At all times as may be required by the Code, the Trustee will ensure that substantially all of the assets of each REMIC created hereunder will consist of "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

         (g) In the event that any tax is imposed on "prohibited transactions" of any REMIC created hereunder created hereunder as defined in Section 860F(a)(2) of the Code, on the "net income from foreclosure property" of any REMIC created hereunder as defined in Section 860G(c) of the Code, on any contributions to any REMIC created hereunder after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Trustee pursuant to Tax Indemnification provisions hereof, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article, (ii) to the Servicer pursuant to Section Tax Indemnification Provisions hereof, if such tax arises out of or results from a breach by the Servicer of any of its obligations under Article III or this
Article X, or otherwise, and (iii) if clauses (i) and (ii) do not apply, against amounts on deposit in the Distribution Account and shall be paid by withdrawal therefrom.

         (h) The Trustee and the Servicer shall, for federal income tax purposes, maintain books and records with respect to each REMIC created hereunder on a calendar year and on an accrual basis.

         (i) Following the Startup Day, the Trustee shall not accept any contributions of assets to any REMIC created hereunder other than in connection with any Qualified Substitute Mortgage Loan delivered in accordance with
Section 2.02 unless it shall have received an Opinion of Counsel to the effect that the inclusion of such assets in any such REMIC will not cause any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject any REMIC created hereunder to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

         (j) Neither the Trustee nor the Servicer shall enter into any arrangement by which any REMIC created hereunder will receive a fee or other compensation for services nor permit any REMIC created hereunder to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

         Section 10.02.    Prohibited Transactions and Activities.

         None of the Seller, the Servicer or the Trustee shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of the Trust Fund (iii) the termination of the Trust Fund pursuant to Article IX of this Agreement, (iv) a substitution pursuant to
Article II of this Agreement or (v) a purchase of Mortgage Loans pursuant to
Article II or III of this Agreement), nor acquire any assets for the Trust Fund (other than a REO Property acquired in respect of a defaulted Mortgage Loan), nor sell or dispose of any investments in the Custodial Account for gain, nor accept any contributions to the Trust Fund after the Closing Date (other than a Qualified Substitute Mortgage Loan delivered in accordance with Section 2.02 or 2.04), unless it has received an Opinion of Counsel, addressed to the Trustee (at the expense of the party seeking to cause such sale, disposition, substitution, acquisition or contribution but in no event at the expense of the Trustee) that such sale, disposition, substitution, acquisition or contribution will not (a) affect adversely the status of any REMIC created hereunder as a REMIC or (b) cause any REMIC created hereunder to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

         Section 10.03.    Tax Indemnification.

         (a) The Trustee agrees to indemnify the Trust Fund, the Seller and the Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Seller or the Servicer, as a result of a breach of the Trustee's covenants set forth in this
Article X.

         (b) The Servicer agrees to indemnify the Trust Fund, the Seller and the Trustee for any taxes and costs, including without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Seller or the Trustee, as a result of the breach of the Servicer's covenants set forth in Article III or this Article X.

                                  ARTICLE XI

                            MISCELLANEOUS PROVISIONS

         Section 11.01.    Amendment.

         This Agreement may be amended from time to time by the Seller, the Servicer and the Trustee, without the consent of any of the Certificateholders,
(i) to cure any ambiguity, (ii) to correct or supplement any provisions herein which may be defective or inconsistent with any other provisions herein or to correct any error, (iii) to amend this Agreement in any respect subject to the provisions in clauses (A) and (B) below, or (iv) if such amendment, as evidenced by an Opinion of Counsel (provided by the Person requesting such amendment) delivered to the Trustee, is reasonably necessary to comply with any requirements imposed by the Code or any successor or amendatory statute or any temporary or final regulation, revenue ruling, revenue procedure or other written official announcement or interpretation relating to federal income tax laws or any proposed such action which, if made effective, would apply retroactively to the Trust Fund at least from the effective date of such amendment; provided that such action (except any amendment described in (iv) above) shall not adversely affect in any material respect the interests of any Certificateholder (other than Certificateholders who shall consent to such amendment), as evidenced by (A) an Opinion of Counsel (provided by the Person requesting such amendment) delivered to the Trustee, and (B) a letter from each Rating Agency, confirming that such amendment shall not cause it to lower its rating on any of the Certificates.

         This Agreement may also be amended from time to time by the Seller, the Servicer and the Trustee and Holders of Certificates entitled to at least 66-2/3% of the Voting Rights for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in (i), without the consent of the Holders of Certificates of such Class evidencing at least 66-2/3% of the Voting Rights of such Class, or (iii) reduce the aforesaid percentage of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates then outstanding. Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to this Section 11.01, Certificates registered in the name of the Seller or the Servicer or any affiliate thereof shall be entitled to Voting Rights with respect to matters described in (i), (ii) and (iii) of this paragraph.

         Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (provided by the Person requesting such amendment) to the effect that such amendment will not result in the imposition of any tax on the Trust Fund pursuant to the REMIC Provisions or cause any REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding.

         Promptly after the execution of any such amendment the Trustee shall furnish a copy of such amendment or a written statement describing the amendment to each Certificateholder, with a copy to the Rating Agencies.

         It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

         Prior to executing any amendment pursuant to this Section, the Trustee shall be entitled to receive an Opinion of Counsel (provided by the Person requesting such amendment) to the effect that such amendment is authorized or permitted by this Agreement. The cost of an Opinion of Counsel delivered pursuant to this Section 11.01 shall be an expense of the party requesting such amendment, but in any case shall not be an expense of the Trustee.

         The Trustee may, but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities under this Agreement or otherwise.

         Section 11.02.    Recordation of Agreement; Counterparts.

         To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the expense of the Certificateholders, but only upon direction of the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

         For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

         Section 11.03.    Limitation on Rights of Certificateholders.

         The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

         No Certificateholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

         No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a notice of an Event of Default, or of a default by the Seller or the Trustee in the performance of any obligation hereunder, and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates entitled to at least 51% of the Voting Rights shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         Section 11.04.    Governing Law.

         This Agreement and the Certificates shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

         Section 11.05.    Notices.

         All demands, notices and direction hereunder shall be in writing and shall be deemed effective upon receipt when delivered to (a) in the case of the Seller, 245 Park Avenue, New York, New York, 10167, Attention: Vice President-Servicing with a copy to Joseph T. Jurkowski, Esq. at the same address, or such other address as may hereafter be furnished to the other parties hereto in writing; (b) in the case of the Servicer, GMAC Mortgage Corporation, 100 Witmer Road, Horshaw, Pennsylvania 19044, Attention:
President, or such other address as may hereafter be furnished to other parties in writing); (c) in the case of the Trustee, 11000 Broken Land Parkway, Columbia Maryland, 21044 with a copy to at its Corporate Trust Office, or such other address as may hereafter be furnished to the other parties hereto in writing; or (d) in the case of the Rating Agencies, Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, Attention: Residential Pass-Through Monitoring, or such other address as may hereafter be furnished to the other parties hereto; and Fitch IBCA, Inc., One State Street Plaza, New York, New York 10004, Attention: Residential Mortgage Department, or such other address as may hereafter be furnished to the other parties hereto;. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

         Section 11.06.    Severability of Provisions.

         If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement, of the Certificates.

         Section 11.07.    Successors and Assigns; Third Party Beneficiary.

         The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Trustee and the Certificateholders.

         Section 11.08.    Article and Section Headings.

         The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

         Section 11.09.    Notice to Rating Agencies.

         The Trustee shall use its best efforts to promptly provide notice to each Rating Agency referred to below with respect to each of the following of which it has actual knowledge:

                  1. Any material change or amendment to this Agreement;
                  2. The occurrence of any Event of Default that has not
                     been cured;
                  3. The resignation or termination of the Servicer or the
                     Trustee;
                  4. The repurchase or substitution of Mortgage Loans
                     pursuant to Sections 2.02 or 2.04; 5. The final payment to Certificateholders; and 6. Any change in the location of theccc Custodial Account or the Certificate Account.

         In addition, the Trustee and the Servicer shall promptly furnish to the Rating Agency copies of the following:

                  1. Each report to Certificateholders described in Section 4.02; and
                  2. Each annual independent public accountants' servicing report received as described in Section 3.18.

         Any such notice pursuant to this Section 11.09 shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by first class mail, postage prepaid, or by express delivery service to (i) in the case of Moody's, Attention of Asset Backed Surveillance Department, (ii) in the case of Fitch, Attention of Jamie Moy or, in each case, such other address as either such Rating Agency may designate in writing to the parties thereto.

         IN WITNESS WHEREOF, the Seller, the Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized all as of the day and year first above written.

                                 STRUCTURED ASSET MORTGAGE
                                 INVESTMENTS INC.,
                                    as Seller



                                 By: /s/Joseph T. Jurkowski
                                    ------------------------------------

                                 GMAC MORTGAGE CORPORATION,
                                      as Servicer



                                 By: /s/Patricia C. Taylor
                                    ------------------------------------


                                 NORWEST BANK MINNESOTA, NATIONAL
                                      ASSOCIATION,
                                      as Trustee



                                 By: /s/Randy S. Reider
                                    ------------------------------------

STATE OF NEW YORK          )
                           )  ss.:
COUNTY OF NEW YORK         )

         On the 30th day of November, 1999 before me, a notary public in and for said State, personally appeared Joseph T. Jurkowski, known to me to be the Vice President of STRUCTURED ASSET MORTGAGE INVESTMENTS INC., the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                       /s/ Lindsay Ritter
                                       _____________________________
                                             Notary Public

[Notarial Seal]

STATE OF                   )
                           )  ss.:
COUNTY OF                  )

         On the 30th day of November, 1999 before me, a notary public in and for said State, personally appeared Patricia C. Taylor, known to me to be the Vice President of GMAC MORTGAGE CORPORATION, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                    _______________________________
                                           Notary Public

[Notarial Seal]

STATE OF NEW YORK          )
                           )  ss.:
COUNTY OF NEW YORK         )

On the 30th day of November, 1999 before me, a notary public in and for said State, personally appeared Randy S. Reider, known to me to be the Assistant Vice President of NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, and also known to me to be the person who executed the within instrument as a duly authorized officer of said corporation on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                        /s/ Lindsay Ritter
                                        ------------------------
                                          Notary Public

[Notarial Seal]







                                  EXHIBIT A-1

                          FORM OF CLASS A CERTIFICATE



                  SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

                  THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON AND REALIZED LOSSES ALLOCABLE HERETO. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

                  [THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, AND/OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, UNLESS THE PROPOSED TRANSFER AND/OR HOLDING OF A CERTIFICATE AND THE SERVICING, MANAGEMENT AND/OR OPERATION OF THE TRUST AND ITS ASSETS: (I) WILL NOT RESULT IN ANY PROHIBITED TRANSACTION WHICH IS NOT COVERED UNDER AN INDIVIDUAL OR CLASS PROHIBITED TRANSACTION EXEMPTION, INCLUDING, BUT NOT LIMITED TO, PROHIBITED TRANSACTION EXEMPTION ("PTE") 84-14, PTE 91-38, PTE 90-1, PTE 95-60, PTE 96-23 OR SECTION 401(C) OF ERISA AND THE REGULATIONS TO BE PROMULGATED THEREUNDER AND (II) WILL NOT GIVE RISE TO ANY ADDITIONAL FIDUCIARY DUTIES ON THE PART OF THE DEPOSITOR, THE SERVICER OR THE TRUSTEE, WHICH WILL BE DEEMED REPRESENTED BY AN OWNER OF A BOOK-ENTRY CERTIFICATE AND WILL BE EVIDENCED BY A REPRESENTATION OR AN OPINION OF COUNSEL TO SUCH EFFECT BY OR ON BEHALF OF A HOLDER OF A DEFINITIVE CERTIFICATE.]

                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  [THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS NOVEMBER ___, 1999. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT [175]% OF THE PREPAYMENT ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), [AND ASSUMING A CONSTANT PASS-THROUGH RATE EQUAL TO THE INITIAL PASS-THROUGH RATE,] THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $_____ OF OID PER [$1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS ___% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $_______ PER [$1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED USING THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE STANDARD PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE OR AS TO THE CONSTANCY OF THE PASS-THROUGH RATE.]



                                                   Certificate No. 1                                    ___% Pass-Through Rate

Class A-__ Senior

Date of Pooling and Servicing
Agreement and Cut-off Date:
November 1, 1999

First Distribution Date:                           Aggregate Initial Certificate Principal Balance
__________________                                 of this Certificate as of the Cut-off Date: $_____________

Servicer:                                          Initial Certificate Principal Balance of this Certificate
GMAC Mortgage Corporation                          as of the Cut-off Date:  $_________________


                                                   CUSIP _____

Assumed Final
Distribution Date:
---------------


                       MORTGAGE PASS-THROUGH CERTIFICATE
                                 SERIES 1999-J2

         evidencing a percentage interest in the distributions allocable to the Class A-__ Certificates with respect to a Trust Fund consisting primarily of a pool of [conventional one- to four-family fixed interest rate] mortgage loans sold by STRUCTURED ASSET MORTGAGE INVESTMENTS INC.

                  This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage Investments Inc., the Servicer or the Trustee referred to below or any of their affiliates or any other person. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental entity or by Structured Asset Mortgage Investments Inc., the Servicer or the Trustee or any of their affiliates or any other person. None of Structured Asset Mortgage Investments Inc., the Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

                  This certifies that _______________ is the registered owner of the Percentage Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust Fund") generally consisting of [thirty year, first lien, fixed rate] mortgages secured by [one- to four- family residences and individual condominium units] (collectively, the "Mortgage Loans") sold by Structured Asset Mortgage Investments Inc. ("SAMI"). The Mortgage Loans were sold by EMC Mortgage Corporation ("EMC") to SAMI. GMAC Mortgage Corporation ("GMACM") will act as servicer of the Mortgage Loans (the "Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), between SAMI, as depositor (the "Depositor"), GMACM, as servicer, and Norwest Bank Minnesota, National Association as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

                  [Interest on this Certificate will accrue during the month prior to the month in which a Distribution Date (as hereinafter defined) occurs on the Certificate Principal Balance hereof at a per annum rate equal to the Pass-Through Rate set forth above.] The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the calendar month preceding the month of such Distribution Date, an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of [interest and] [principal], if any) required to be distributed to the Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the first anniversary of the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan and is not likely to be the date on which the Certificate Principal Balance of this Class of Certificates will be reduced to zero.

                  Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal hereon and any Realized Losses allocable hereto.

                  [This Certificate may not be acquired directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement which is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, and/or section 4975 of the Internal Revenue Code of 1986, as amended, unless the proposed transfer and/or holding of a Certificate and the servicing, management and/or operation of the trust and its assets: (i) will not result in any prohibited transaction which is not covered under an individual or class prohibited transaction exemption, including, but not limited to, Prohibited Transaction Exemption ("PTE") 84-14, PTE 91-38, PTE 90-1, PTE 95-60, PTE 96-23 or Section 401(c) of ERISA and the regulations promulgated thereunder and (ii) will not give rise to any additional fiduciary duties on the part of the Depositor, the Servicer or the Trustee, which will be deemed represented by an owner of a Book-Entry Certificate and will be evidenced by a representation or an Opinion of Counsel to such effect by or on behalf of a Holder of a Definitive Certificate.]

                  This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the "Certificates"), issued in _______________ Classes. The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

                  The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

                  This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Certificateholders under the Agreement from time to time by the Depositor and the Trustee with the consent of the Holders of Certificates evidencing Percentage Interests aggregating not less than ______% (or in certain cases, Holders of Certificates of affected Classes evidencing such percentage of the Percentage Interests thereof). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Trustee upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like aggregate Percentage Interest will be issued to the designated transferee.

                  The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made to the Certificateholders for any such registration of transfer, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Depositor, the Servicer, the Trustee and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of Depositor, the Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) shall terminate upon the earlier of (i) the later of the (A) final payment or other liquidation (or Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and (B) disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and the remittance of all funds due under the Agreement, or (ii) the optional repurchase by the party named in the Agreement of all the Mortgage Loans and other assets of the Trust Fund in accordance with the terms of the Agreement. Such optional repurchase may be made only on or after the Distribution Date on which the aggregate unpaid principal balance of the Mortgage Loans is less than the percentage of the aggregate Stated Principal Balance specified in the Agreement of the Mortgage Loans at the Cut-off Date. The exercise of such right will effect the early retirement of the Certificates. In no event, however, will the Trust Fund created by the Agreement continue beyond the expiration of ___ years after the death of certain persons identified in the Agreement.

                  Unless this Certificate has been countersigned by an authorized signatory of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated:  November ___, 1999             NORWEST BANK MINNESOTA,
                                       NATIONAL ASSOCIATION
                                              Not in its individual
                                              capacity but solely as Trustee


                                       By:____________________________________
                                                     Authorized Signatory



                         CERTIFICATE OF AUTHENTICATION

                  This is one of the Class A-__ Certificates referred to in the within-mentioned Agreement.

                                       NORWEST BANK MINNESOTA,
                                       NATIONAL ASSOCIATION
                                             Authorized   signatory of Norwest
                                             Bank Minnesota, National
                                             Association, not in its individual
                                             capacity but solely as Trustee



                                       By:____________________________________
                                                    Authorized Signatory

                                   ASSIGNMENT


         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________(Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address: _____________________

------------------------------------------------------------------------------

------------------------------------------------------------------------------




Dated:   ____________________________________________________________



                                       Signature by or on behalf of assignor



                                       ------------------------------------
                                                   Signature Guaranteed



                           DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to____________________________________________
__________________________________ for the account of________________________
_______________________________ account number __________, or, if mailed by check, to _________________________________________. Applicable statements should be mailed to________________________________________________________.

                  This information is provided by ______________________, the assignee named above, or ____________________________, as its agent.

                                  EXHIBIT A-2

                    FORM OF CLASS X AND CLASS PO CERTIFICATE



                  SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

                  THE [CERTIFICATE PRINCIPAL BALANCE] [NOTIONAL AMOUNT] OF THIS CERTIFICATE WILL BE DECREASED BY [THE PRINCIPAL PAYMENTS HEREON] [TO THE EXTENT OF PRINCIPAL DISTRIBUTIONS ON THE PREMIUM MORTGAGE LOANS] AND REALIZED LOSSES ALLOCATED HERETO. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE [CERTIFICATE PRINCIPAL BALANCE] [NOTIONAL AMOUNT] OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS [CERTIFICATE PRINCIPAL BALANCE] [NOTIONAL AMOUNT] BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

                  [THIS CERTIFICATE HAS NO PRINCIPAL BALANCE AND IS NOT ENTITLED TO ANY DISTRIBUTIONS IN RESPECT OF PRINCIPAL.]

                  THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, AND/OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, UNLESS THE PROPOSED TRANSFER AND/OR HOLDING OF A CERTIFICATE AND THE SERVICING, MANAGEMENT AND/OR OPERATION OF THE TRUST AND ITS ASSETS: (I) WILL NOT RESULT IN ANY PROHIBITED TRANSACTION WHICH IS NOT COVERED UNDER AN INDIVIDUAL OR CLASS PROHIBITED TRANSACTION EXEMPTION, INCLUDING, BUT NOT LIMITED TO, PROHIBITED TRANSACTION EXEMPTION ("PTE") 84-14, PTE 91-38, PTE 90-1, PTE 95-60, PTE 96-23 OR SECTION 401(C) OF ERISA AND THE REGULATIONS TO BE PROMULGATED THEREUNDER AND (II) WILL NOT GIVE RISE TO ANY ADDITIONAL FIDUCIARY DUTIES ON THE PART OF THE DEPOSITOR, THE SERVICER OR THE TRUSTEE, WHICH WILL BE DEEMED REPRESENTED BY AN OWNER OF A BOOK-ENTRY CERTIFICATE AND WILL BE EVIDENCED BY A REPRESENTATION OR AN OPINION OF COUNSEL TO SUCH EFFECT BY OR ON BEHALF OF A HOLDER OF A DEFINITIVE CERTIFICATE.

                  THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS NOVEMBER ___, 1999. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT [175]% OF THE PREPAYMENT ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), [AND ASSUMING A CONSTANT PASS-THROUGH RATE EQUAL TO THE INITIAL PASS-THROUGH RATE,] THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $_____ OF OID PER [$1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS ___% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $_______ PER [$1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED USING THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE STANDARD PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE OR AS TO THE CONSTANCY OF THE PASS-THROUGH RATE.

                               Certificate No. 1
                                 [0.00%][Variable] Pass-Through Rate

Class [X][PO] Senior

Date of Pooling and Servicing
Agreement and Cut-off Date:
November 1, 1999

First Distribution Date:      Aggregate Initial [Certificate Principal Balance]
___________________           [Notional Amount] of this Certificate as of the
                              Cut-off Date:  $_________________

                              Initial [Certificate Principal Balance]
                              [Notional Amount] of this Certificate as of the Cut-off Date: $_____________

Servicer:
GMAC Mortgage Corporation

                              CUSIP _____

Assumed Final
Distribution Date:
---------------


                       MORTGAGE PASS-THROUGH CERTIFICATE
                                 SERIES 1999-J2

         evidencing a percentage interest in the distributions allocable to the Class [X][PO] Certificates with respect to a Trust Fund consisting primarily of a pool of [conventional one- to four-family fixed interest rate] mortgage loans sold by STRUCTURED ASSET MORTGAGE INVESTMENTS INC.

                  This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage Investments Inc., the Servicer or the Trustee referred to below or any of their affiliates or any other person. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental entity or by Structured Asset Mortgage Investments Inc., the Servicer or the Trustee or any of their affiliates or any other person. None of Structured Asset Mortgage Investments Inc., the Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

                  This certifies that ____________________ is the registered owner of the Percentage Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust Fund") generally consisting of [thirty year, first lien, fixed rate] mortgages secured by [one- to four- family residences and individual condominium units] (collectively, the "Mortgage Loans") sold by Structured Asset Mortgage Investments Inc. ("SAMI"). The Mortgage Loans were sold by EMC Mortgage Corporation ("EMC") to SAMI. GMAC Mortgage Corporation ("GMACM") will act as servicer of the Mortgage Loans (the "Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), between SAMI, as depositor (the "Depositor"), GMACM, as servicer, and Norwest Bank Minnesota, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

                  [Interest on this Certificate will accrue during the month prior to the month in which a Distribution Date (as hereinafter defined) occurs on the Notional Amount (equal to the aggregate Stated Principal Balance of the Premium Mortgage Loans) at a variable Pass-Through Rate equal to the Pool Strip Rates of the Premium Mortgage Loans. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the calendar month preceding the month of such Distribution Date, an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of [interest and] [principal], if any) required to be distributed to the Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the first anniversary of the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan and is not likely to be the date on which the [Certificate Principal Balance][Notional Amount] of this Class of Certificates will be reduced to zero. The Initial [Certificate Principal Balance] [Notional Amount] of this Certificate is set forth above. The [Certificate Principal Balance] [Notional Amount] hereof will be reduced to the extent of distributions allocable to principal hereon [on the Premium Mortgage Loans] and any Realized Losses allocable hereto.

                  Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.

                  This Certificate may not be acquired directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement which is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, and/or section 4975 of the Internal Revenue Code of 1986, as amended, unless the proposed transfer and/or holding of a Certificate and the servicing, management and/or operation of the trust and its assets: (i) will not result in any prohibited transaction which is not covered under an individual or class prohibited transaction exemption, including, but not limited to, Prohibited Transaction Exemption ("PTE") 84-14, PTE 91-38, PTE 90-1, PTE 95-60, PTE 96-23 or Section 401(c) of ERISA and the regulations promulgated thereunder and (ii) will not give rise to any additional fiduciary duties on the part of the Depositor, the Servicer or the Trustee, which will be deemed represented by an owner of a Book-Entry Certificate and will be evidenced by a representation or an Opinion of Counsel to such effect by or on behalf of a Holder of a Definitive Certificate.

                  This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the "Certificates"), issued in _____________ Classes. The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

                  The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

                  This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Certificateholders under the Agreement from time to time by the Depositor and the Trustee with the consent of the Holders of Certificates evidencing Percentage Interests aggregating not less than ______% (or in certain cases, Holders of Certificates of affected Classes evidencing such percentage of the Percentage Interests thereof). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Trustee upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like aggregate Percentage Interest will be issued to the designated transferee.

                  The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made to the Certificateholders for any such registration of transfer, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Depositor, the Servicer, the Trustee and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of Depositor, the Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) shall terminate upon the earlier of (i) the later of the (A) final payment or other liquidation (or Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and (B) disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and the remittance of all funds due under the Agreement, or (ii) the optional repurchase by the party named in the Agreement of all the Mortgage Loans and other assets of the Trust Fund in accordance with the terms of the Agreement. Such optional repurchase may be made only on or after the Distribution Date on which the aggregate unpaid principal balance of the Mortgage Loans is less than the percentage of the aggregate Stated Principal Balance specified in the Agreement of the Mortgage Loans at the Cut-off Date. The exercise of such right will effect the early retirement of the Certificates. In no event, however, will the Trust Fund created by the Agreement continue beyond the expiration of __ years after the death of certain persons identified in the Agreement.

                  Unless this Certificate has been countersigned by an authorized signatory of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated:  November __, 1999              NORWEST BANK MINNESOTA,
                                  NATIONAL ASSOCIATION
                                       Not in its individual capacity
                                       but solely as Trustee



                                  By:_______________________________________
                                            Authorized Signatory



                         CERTIFICATE OF AUTHENTICATION

                  This is one of the Class [X][PO] Certificates referred to in the within-mentioned Agreement.

                                       NORWEST BANK MINNESOTA,
                                       NATIONAL ASSOCIATION
                                         Authorized signatory of Norwest
                                         Bank Minnesota, National Association,
                                         not in its individual capacity but
                                         solely as Trustee


                                       By:___________________________________
                                                 Authorized Signatory

                                   ASSIGNMENT


         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________________(Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:_______________________________________________________________________

__________________________________________________________________________



Dated:   ____________________________________________________________


                            Signature by or on behalf of assignor



                            ------------------------------------------
                                        Signature Guaranteed



                           DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to____________________________________________
_________________________________________________ for the account of
_______________________________ account number __________, or, if mailed by check, to _________________________________________. Applicable statements should be mailed to_________________________________________________________.

                  This information is provided by ______________________, the assignee named above, or ____________________________, as its agent.

                                  EXHIBIT A-3

                          FORM OF CLASS R CERTIFICATE



                  THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON, A PUBLICLY TRADED PARTNERSHIP OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

                  SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

                  THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, AND/OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, UNLESS THE PROPOSED TRANSFER AND/OR HOLDING OF A CERTIFICATE AND THE SERVICING, MANAGEMENT AND/OR OPERATION OF THE TRUST AND ITS ASSETS: (I) WILL NOT RESULT IN ANY PROHIBITED TRANSACTION WHICH IS NOT COVERED UNDER AN INDIVIDUAL OR CLASS PROHIBITED TRANSACTION EXEMPTION, INCLUDING, BUT NOT LIMITED TO, PROHIBITED TRANSACTION EXEMPTION ("PTE") 84-14, PTE 91-38, PTE 90-1, PTE 95-60, PTE 96-23 OR SECTION 401(C) OF ERISA AND THE REGULATIONS TO BE PROMULGATED THEREUNDER AND (II) WILL NOT GIVE RISE TO ANY ADDITIONAL FIDUCIARY DUTIES ON THE PART OF THE DEPOSITOR, THE SERVICER OR THE TRUSTEE, WHICH WILL BE DEEMED REPRESENTED BY AN OWNER OF A BOOK-ENTRY CERTIFICATE AND WILL BE EVIDENCED BY A REPRESENTATION OR AN OPINION OF COUNSEL TO SUCH EFFECT BY OR ON BEHALF OF A HOLDER OF A DEFINITIVE CERTIFICATE.

         ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREIN REFERRED TO AS A "DISQUALIFIED ORGANIZATION") OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

                                 Certificate No. 1     ___% Pass-Through Rate

Class R Senior

Date of Pooling and Servicing
Agreement and Cut-off Date:
November 1, 1999

First Distribution Date:
___________________                  Aggregate  Initial  Certificate  Principal
                                     Balance of this Certificate as of the
                                     Cut-off Date:  $_________________

Servicer:                            Initial Certificate Principal Balance
GMAC Mortgage Corporation            of this Certificate as of the
                                     Cut-off Date: $_______

                                     CUSIP _____

Assumed Final Distribution Date:
---------------------------


                       MORTGAGE PASS-THROUGH CERTIFICATE
                                 SERIES 1999-J2

         evidencing a percentage interest in the distributions allocable to the Class R-__ Certificates with respect to a Trust Fund consisting primarily of a pool of [conventional one- to four-family fixed interest rate] mortgage loans sold by STRUCTURED ASSET MORTGAGE INVESTMENTS INC.

                  This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage Investments Inc., the Servicer, or the Trustee referred to below or any of their affiliates or any other person. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental entity or by Structured Asset Mortgage Investments Inc., the Servicer or the Trustee or any of their affiliates or any other person. None of Structured Asset Mortgage Investments Inc., the Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

                  This certifies that _________________ is the registered owner of the Percentage Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust Fund") generally consisting of [thirty year, first lien, fixed rate] mortgages secured by [one- to four- family residences and individual condominium units] (collectively, the "Mortgage Loans") sold by Structured Asset Mortgage Investments Inc. ("SAMI"). The Mortgage Loans were sold by EMC Mortgage Corporation ("EMC") to SAMI. GMAC Mortgage Corporation ("GMACM") will act as servicer of the Mortgage Loans (the "Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), between SAMI, as depositor (the "Depositor"), GMACM, as servicer and Norwest Bank Minnesota, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

                  Interest on this Certificate will accrue during the month prior to the month in which a Distribution Date (as hereinafter defined) occurs on the Certificate Principal Balance hereof at a per annum rate equal to the Pass-Through Rate set forth above. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the calendar month preceding the month of such Distribution Date, an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (interest and principal, if any) required to be distributed to the Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the first anniversary of the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan and is not likely to be the date on which the Certificate Principal Balance of this Class of Certificates will be reduced to zero.

                  Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal hereon and any Realized Losses allocable hereto.

                  Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that
(i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Depositor will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Company, which purchaser may be the Depositor, or any affiliate of the Depositor, on such terms and conditions as the Depositor may choose.

                  This Certificate may not be acquired directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement which is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, and/or section 4975 of the Internal Revenue Code of 1986, as amended, unless the proposed transfer and/or holding of a Certificate and the servicing, management and/or operation of the trust and its assets: (i) will not result in any prohibited transaction which is not covered under an individual or class prohibited transaction exemption, including, but not limited to, Prohibited Transaction Exemption ("PTE") 84-14, PTE 91-38, PTE 90-1, PTE 95-60, PTE 96-23 or Section 401(c) of ERISA and the regulations promulgated thereunder and (ii) will not give rise to any additional fiduciary duties on the part of the Depositor, the Servicer or the Trustee, which will be deemed represented by an owner of a Book-Entry Certificate and will be evidenced by a representation or an Opinion of Counsel to such effect by or on behalf of a Holder of a Definitive Certificate.

                  This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the "Certificates"), issued in ___________ Classes. The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

                  The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

                  This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Certificateholders under the Agreement from time to time by the Depositor and the Trustee with the consent of the Holders of Certificates evidencing Percentage Interests aggregating not less than _____% (or in certain cases, Holders of Certificates of affected Classes evidencing such percentage of the Percentage Interests thereof). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Trustee upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like aggregate Percentage Interest will be issued to the designated transferee.

                  The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made to the Certificateholders for any such registration of transfer, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Depositor, the Servicer, the Trustee and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) shall terminate upon the earlier of (i) the later of the (A) final payment or other liquidation (or Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and (B) disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and the remittance of all funds due under the Agreement, or (ii) the optional repurchase by the party named in the Agreement of all the Mortgage Loans and other assets of the Trust Fund in accordance with the terms of the Agreement. Such optional repurchase may be made only on or after the Distribution Date on which the aggregate unpaid principal balance of the Mortgage Loans is less than the percentage of the aggregate Stated Principal Balance specified in the Agreement of the Mortgage Loans at the Cut-off Date. The exercise of such right will effect the early retirement of the Certificates. In no event, however, will the Trust Fund created by the Agreement continue beyond the expiration of __ years after the death of certain persons identified in the Agreement.

                  Unless this Certificate has been countersigned by an authorized signatory of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated: November __, 1999               NORWEST BANK MINNESOTA,
                                    NATIONAL ASSOCIATION
                                       Not in its individual capacity but
                                       solely as Trustee


                                   By:_________________________________
                                              Authorized Signatory



                         CERTIFICATE OF AUTHENTICATION

                  This is one of the Class R Certificates referred to in the within-mentioned Agreement.

                                        NORWEST BANK MINNESOTA,
                                        NATIONAL ASSOCIATION
                                          Authorized signatory of Norwest Bank
                                          Minnesota, National Association not
                                          in its  individual capacity but
                                          solely as Trustee

                                        By:_________________________________
                                           Authorized Signatory

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ________________________________(Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------



Dated:   ____________________________________________________________



                                     Signature by or on behalf of assignor



                                    ------------------------------------------
                                                   Signature Guaranteed



                           DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to____________________________________________
_________________________________________________ for the account of
_______________________________ account number __________, or, if mailed by check, to _________________________________________. Applicable statements should be mailed to
___________________________________________________________.

                  This information is provided by ______________________, the assignee named above, or ____________________________, as its agent.

                                   EXHIBIT B

                          FORM OF CLASS B CERTIFICATE



                  SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

                  THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON AND ANY REALIZED LOSSES ALLOCABLE HERETO. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

                  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                  [THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.]

                  THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, AND/OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, UNLESS THE PROPOSED TRANSFER AND/OR HOLDING OF A CERTIFICATE AND THE SERVICING, MANAGEMENT AND/OR OPERATION OF THE TRUST AND ITS ASSETS: (I) WILL NOT RESULT IN ANY PROHIBITED TRANSACTION WHICH IS NOT COVERED UNDER AN INDIVIDUAL OR CLASS PROHIBITED TRANSACTION EXEMPTION, INCLUDING, BUT NOT LIMITED TO, PROHIBITED TRANSACTION EXEMPTION ("PTE") 84-14, PTE 91-38, PTE 90-1, PTE 95-60, PTE 96-23 OR SECTION 401(C) OF ERISA AND THE REGULATIONS TO BE PROMULGATED THEREUNDER AND (II) WILL NOT GIVE RISE TO ANY ADDITIONAL FIDUCIARY DUTIES ON THE PART OF THE DEPOSITOR, THE SERVICER OR THE TRUSTEE, WHICH WILL BE DEEMED REPRESENTED BY AN OWNER OF A BOOK-ENTRY CERTIFICATE AND WILL BE EVIDENCED BY A REPRESENTATION OR AN OPINION OF COUNSEL TO SUCH EFFECT BY OR ON BEHALF OF A HOLDER OF A DEFINITIVE CERTIFICATE.

                  [THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS NOVEMBER __, 1999. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT [175]% OF THE PREPAYMENT ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), [AND ASSUMING A CONSTANT PASS-THROUGH RATE EQUAL TO THE INITIAL PASS-THROUGH RATE,] THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $_____ OF OID PER [$1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS ___% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $_______ PER [$1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED USING THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE STANDARD PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE OR AS TO THE CONSTANCY OF THE PASS-THROUGH RATE.]

                       Certificate No. 1              ___% Pass-Through Rate

Class B-__

Date of Pooling and Servicing
Agreement and Cut-off Date:
November 1, 1999

First Distribution Date:        Aggregate Initial Certificate Principal Balance
__________________              of this Certificate as of the
                                Cut-off Date: $_________

Servicer:                       Initial Certificate Principal Balance of this
GMAC Mortgage Corporation       Certificate as of the Cut-off Date: $__________


                                CUSIP _____

Assumed Final
Distribution Date:
---------------


                       MORTGAGE PASS-THROUGH CERTIFICATE
                                 SERIES 1999-J2

         evidencing a percentage interest in the distributions allocable to the Class B-__ Certificates with respect to a Trust Fund consisting primarily of a pool of [conventional one- to four-family fixed interest rate] mortgage loans sold by STRUCTURED ASSET MORTGAGE INVESTMENTS INC.

                  This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage Investments Inc., the Servicer or the Trustee referred to below or any of their affiliates or any other person. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental entity or by Structured Asset Mortgage Investments Inc., the Servicer or the Trustee or any of their affiliates or any other person. None of Structured Asset Mortgage Investments Inc., the Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

                  This certifies that _________________ is the registered owner of the Percentage Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust Fund") generally consisting of [thirty year, first lien, fixed rate] mortgages secured by [one- to four- family residences and individual condominium units] (collectively, the "Mortgage Loans") sold by Structured Asset Mortgage Investments Inc. ("SAMI"). The Mortgage Loans were sold by EMC Mortgage Corporation ("EMC") to SAMI. GMAC Mortgage Corporation ("GMACM") will act as servicer of the Mortgage Loans (the "Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), between SAMI, as depositor (the "Depositor"), GMACM, as servicer, and Norwest Bank Minnesota, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

                  Interest on this Certificate will accrue during the month prior to the month in which a Distribution Date (as hereinafter defined) occurs on the Certificate Principal Balance hereof at a per annum rate equal to the Pass-Through Rate set forth above. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the calendar month preceding the month of such Distribution Date, an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to the Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the first anniversary of the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan and is not likely to be the date on which the Certificate Principal Balance of this Class of Certificates will be reduced to zero.

                  Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal hereon and any Realized Losses allocable hereto.

                  [No transfer of this Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Depositor may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Depositor that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws.]

                  This Certificate may not be acquired directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement which is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, and/or section 4975 of the Internal Revenue Code of 1986, as amended, unless the proposed transfer and/or holding of a Certificate and the servicing, management and/or operation of the trust and its assets: (i) will not result in any prohibited transaction which is not covered under an individual or class prohibited transaction exemption, including, but not limited to, Prohibited Transaction Exemption ("PTE") 84-14, PTE 91-38, PTE 90-1, PTE 95-60, PTE 96-23 or Section 401(c) of ERISA and the regulations promulgated thereunder and (ii) will not give rise to any additional fiduciary duties on the part of the Depositor, the Servicer or the Trustee, which will be deemed represented by an owner of a Book-Entry Certificate and will be evidenced by a representation or an Opinion of Counsel to such effect by or on behalf of a Holder of a Definitive Certificate.

                  This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the "Certificates"), issued in __________ Classes. The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

                  The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

                  This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Certificateholders under the Agreement from time to time by the Depositor and the Trustee with the consent of the Holders of Certificates evidencing Percentage Interests aggregating not less than ____% (or in certain cases, Holders of Certificates of affected Classes evidencing such percentage of the Percentage Interests thereof). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Trustee upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like aggregate Percentage Interest will be issued to the designated transferee.

                  The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made to the Certificateholders for any such registration of transfer, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Depositor, the Servicer, the Trustee and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) shall terminate upon the earlier of (i) the later of the (A) final payment or other liquidation (or Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and (B) disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and the remittance of all funds due under the Agreement, or (ii) the optional repurchase by the party named in the Agreement of all the Mortgage Loans and other assets of the Trust Fund in accordance with the terms of the Agreement. Such optional repurchase may be made only on or after the Distribution Date on which the aggregate unpaid principal balance of the Mortgage Loans is less than the percentage of the aggregate Stated Principal Balance specified in the Agreement of the Mortgage Loans at the Cut-off Date. The exercise of such right will effect the early retirement of the Certificates. In no event, however, will the Trust Fund created by the Agreement continue beyond the expiration of ___ years after the death of certain persons identified in the Agreement.

                  Unless this Certificate has been countersigned by an authorized signatory of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated: November ___, 1999                NORWEST BANK MINNESOTA,
                                     NATIONAL ASSOCIATION
                                         Not in its individual capacity but
                                         solely as Trustee


                                     By:______________________________________
                                                  Authorized Signatory



                         CERTIFICATE OF AUTHENTICATION

                  This is one of the Class B-__ Certificates referred to in the within-mentioned Agreement.

                                      NORWEST BANK MINNESOTA,
                                      NATIONAL ASSOCIATION
                                          Authorized signatory of Norwest Bank
                                          Minnesota, National Association, not
                                          in its  individual capacity
                                          but solely as Trustee


                                       By:______________________________________
                                                  Authorized Signatory

                                   ASSIGNMENT


         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________(Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------



Dated:   ____________________________________________________________



                                  Signature by or on behalf of assignor



                                  ------------------------------------------
                                                Signature Guaranteed



                           DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to____________________________________________
_________________________________________________ for the account of
_______________________________ account number __________, or, if mailed by check, to _________________________________________. Applicable statements should be mailed to___________________________________________________________.

                  This information is provided by ______________________, the assignee named above, or ____________________________, as its agent.

                                   EXHIBIT C

                                   [RESERVED]

                                   EXHIBIT D

                               Remittance Report

                                   EXHIBIT E

                        REQUEST FOR RELEASE OF DOCUMENTS

To:      Norwest Bank Minnesota, National Association
         1015 10th Avenue S.E.
         Mpls., MN 55414-0031
         Attn:  Inventory Central

         Re: Pooling and Servicing Agreement dated as of November 1, 1999 among Structured Asset Mortgage Investments Inc., as Seller, GMAC Mortgage Corporation, as Servicer and Norwest Bank Minnesota, National Association, as Trustee

                  In connection with the administration of the Mortgage Loans held by you, as Custodian, pursuant to the above-captioned Pooling and Servicing Agreement, we request the release, and hereby acknowledge receipt, of the Custodian's Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:

Mortgagor Name, Address & Zip Code:

Reasons for Requesting Documents (check one):

_____________ 1.    Mortgage Paid in Full

------------- 2.    Foreclosure

------------- 3.    Substitution

------------- 4.    Other Liquidtion

------------- 5.    Non-liquidation
                                        Reason: ________________________

                                        By: _____________________________
                                                    (authorized signer)

                                        Issuer: __________________________

                                        Address: ____________________________

                                                 ----------------------------

                                        Date: _______________________________

Custodian
Norwest Bank Minnesota, National Association
Please acknowledge the execution of the above request by your signature and date below:


---------------------------------------                      -----------------
Signature                                                       Date
Documents returned to Custodian:

---------------------------------------                      -----------------
Custodian                                                       Date

                                  EXHIBIT F-1
                     FORM OF INVESTOR REPRESENTATION LETTER

                                 ______________, 19__

Structured Asset Mortgage Investments Inc.
245 Park Avenue
New York, New York 10167

Norwest Bank Minnesota, National Association
11000 Broken Land Parkway
Columbia, Maryland 21044

GMAC Mortgage Corporation
100 Wittner Road
Horsham, Pennsylvania 19044

Attention: Structured Asset Mortgage Investments Inc. Series 1999-J2

                  Re:      Mortgage Pass-Through Certificates,
                           Series 1999-J2, Class B-__

Ladies and Gentlemen:

                  _________________________ (the "Purchaser") intends to
purchase from ___________________________ (the "Seller") $_____________ Initial
Certificate Principal Balance of Mortgage Pass-Through Certificates, Series 1999-J2, Class B-__ (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of November 1, 1999 among Structured Asset Mortgage Investments Inc., as depositor (the "Depositor"), GMAC Mortgage Corporation, as servicer (the "Servicer"), and Norwest Bank Minnesota, National Association, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Depositor, the Trustee and the Servicer that:

                           1. The Purchaser understands that (a) the
                  Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Depositor is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

                           2. The Purchaser is acquiring the Certificates for
                  its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

                           3. The Purchaser is (a) a substantial, sophisticated
                  institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

                           4. The Purchaser has been furnished with, and has
                  had an opportunity to review (a) [a copy of the Private Placement Memorandum, dated ___________________, 19__, relating to the Certificates (b)] a copy of the Pooling and Servicing Agreement and [b] [c] such other information concerning the Certificates, the Mortgage Loans and the Depositor as has been requested by the Purchaser from the Depositor or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Depositor or the Seller to the satisfaction of the Purchaser. [If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the Certificates by the Depositor, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Depositor solely for use in connection with the Original Sale and the Depositor did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Depositor with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

                           5. The Purchaser has not and will not nor has it
                  authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner,
                  (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                           6. The Purchaser hereby certifies, represents and
                  warrants to, and covenants with the Depositor, the Trustee and the Servicer that the following statements in (a), (b) or
                  (c) are correct:

                                    (a) it is not acquiring the Certificates
                           directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement which is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, and/or section 4975 of the Internal Revenue Code of 1986, as amended,

                                    (b) it is an insurance company and (x) such
                           purchase and holding are permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or
                           Section 4975 of the Code, will not subject the Depositor, the Trustee or the Servicer to any obligation in addition to those undertaken in the Pooling and Servicing Agreement and (y) the purchaser is an insurance company which is purchasing such Certificate with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of the Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")), the purchase and holding of such Certificate are covered under Sections I and III of PTCE 95-60; and there is no Plan with respect to which the amount of such general account's reserves and liabilities for contracts held by or on behalf of such Plan and all other Plans maintained by the same employer (or any "affiliate" thereof, as defined in PTCE 95-60) or by the same employee organization, exceeds 10% of the total of all reserves and liabilities of such general account (as determined under PTCE 95-60) as of the date of the acquisition of such Certificate, or

                                    (c) it is providing an opinion of counsel
                           satisfactory to the Depositor, the Trustee and the Servicer that the purchase and holding of such Certificate by a Plan or a person acting on behalf of a Plan or using a Plan's assets are permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code, will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction requirements of ERISA and the Code, and will not subject the Depositor, the Trustee or the Servicer to any obligation in addition to those undertaken in the Pooling and Servicing Agreement.

                  In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Depositor, the Trustee and the Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless either such Plan or person meets the requirements set forth in either
(a) or (b) above.

                                               Very truly yours,


                                               ------------------------------
                                                     (Purchaser)

                                               By:___________________________
                                               Name: ________________________
                                               Title: _______________________

                                  EXHIBIT F-2

                    FORM OF TRANSFEROR REPRESENTATION LETTER



                                  _____, 19__


Structured Asset Mortgage Investments Inc.
245 Park Avenue
New York, New York 10167

Norwest Bank Minnesota, National Association
11000 Broken Land Parkway
Columbia, Maryland 21044

Attention: Structured Asset Mortgage Investments Inc. 1999-J2

                  Re:      Mortgage Pass-Through Certificates,
                           Series 1999-J2, Class B-__

Ladies and Gentlemen:

                  In connection with the sale by (the "Seller") to (the "Purchaser") of $ Initial Certificate Principal Balance of Mortgage Pass-Through Certificates, Series 1999-J2, Class B-__ (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of November 1, 1999 among Structured Asset Mortgage Investments Inc., as depositor (the "Depositor"), GMAC Mortgage Corporation, as servicer, and Norwest Bank Minnesota, National Association, as trustee (the "Trustee"). The Seller hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

                  Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto.

The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                                            Very truly yours,


                                            ------------------------
                                            (Seller)




                                            By:__________________________
                                            Name:_________________________
                                            Title:________________________

                                  EXHIBIT F-3

                 [FORM OF RULE 144A INVESTMENT REPRESENTATION]


            Description of Rule 144A Securities, including numbers:
          --------------------------------------------------------------
          --------------------------------------------------------------
          --------------------------------------------------------------
          --------------------------------------------------------------


                  The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

                  1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

                  2. The Buyer warrants and represents to, and covenants with, the Seller, the Depositor, the Trustee and the Servicer (as defined in the Pooling and Servicing Agreement (the "Agreement"), dated as of November 1, 1999 among GMAC Mortgage Corporation as Servicer, Structured Asset Mortgage Investments Inc. as Depositor, and Norwest Bank Minnesota, National Association as trustee, pursuant to Section 5.02 of the Agreement as follows:

                           a. The Buyer understands that the Rule 144A
         Securities have not been registered under the 1933 Act or the securities laws of any state.

                           b. The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

                           c. The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Servicer.

                           d. Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

                           e. The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

                  3.       The Buyer

                           a. is not acquiring the Certificates directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement which is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, and/or section 4975 of the Internal Revenue Code of 1986, as amended, or

                           b. is providing a representation or an opinion of counsel to the effect that the proposed transfer and/or holding of the Certificates and the servicing, management and/or operation of the Trust and its assets: (I) will not result in any prohibited transaction which is not covered under an individual or class prohibited transaction exemption, including, but not limited to, Prohibited Transaction Exemption ("PTE") 84-14, PTE 91-38, PTE 90-1, PTE 95-60, PTE 96-23 or Section 401(c) of ERISA and the regulations promulgated thereunder and (II) will not give rise to any additional fiduciary duties on the part of the Seller, the Depositor, the Servicer or the Trustee.

                  4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

                  IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.

---------------------------------            -------------------------------
Print Name of Seller                         Print Name of Buyer

By:______________________________            By:____________________________
   Name:                                        Name:
   Title:                                       Title:


Taxpayer Identification:                     Taxpayer Identification:

No.______________________________            No. _____________________________

Date:____________________________            Date: ___________________________

ANNEX 1 TO EXHIBIT F-3


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

            [For Buyers Other Than Registered Investment Companies]

         The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

                  1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

                  2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $______________________ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule
144A) and (ii) the Buyer satisfies the criteria in the category marked below.

         ___ Corporation, etc. The Buyer is a [Massachusetts] corporation (other than a bank, savings and loan association or similar institution) or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

         ___ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and
         (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

         ___ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and
         (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

         ___      Broker-Dealer.  The  Buyer  is a dealer  registered  pursuant to  Section  15 of the  Securities Exchange Act of 1934.

         ___ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

         ___      State or Local Plan. The Buyer is a plan  established  and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

         ___ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

         ___      Investment  Adviser.  The  Buyer  is  an  investment  adviser registered  under  the  Investment Advisers Act of 1940.

         ___      SBIC.  The Buyer is a Small  Business  Investment  Company
         licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

         ___      Business  Development  Company.  The  Buyer is a  business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

         ___ Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

                  3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

                  4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

                  5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

___      ___               Will the Buyer be purchasing the Rule 144A
Yes      No                Securities only for the Buyer's own account?

                  6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

                  7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.


                                           ---------------------------------
                                           Print Name of Buyer

                                           By:     _________________________
                                                   Name:
                                                   Title:

                                                   Date:____________________

         ANNEX 2 TO EXHIBIT F-3


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

             [For Buyers That Are Registered Investment Companies]


                  The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

                  1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

                  2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

____ The Buyer owned $___________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

                  3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

                  4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements,
(v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

                  5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

                  6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                                             -----------------------------
                                             Print Name of Buyer

                                             By:_____________________________
                                                Name: _______________________
                                                Title:_______________________

                                             IF AN ADVISER:


                                             ----------------------------------
                                                Print Name of Buyer


                                             Date:_____________________________

                                  EXHIBIT F-4

                         FORM OF TRANSFEROR CERTIFICATE


                                                    __________________, 19__


Structured Asset Mortgage Investments Inc.
245 Park Avenue
New York, New York 10167

Norwest Bank Minnesota, National Association
11000 Broken Land Parkway
Columbia, Maryland 21044

Attention: Structured Asset Mortgage Investments Inc. Series 1999-J2

                  Re:      Mortgage Pass-Through Certificates,
                           Series 1999-J2, Class R

Ladies and Gentlemen:

                  This letter is delivered to you in connection with the transfer by _______________________________ (the "Seller") to
_______________________________ (the "Purchaser") of $_____________ Initial
Certificate Principal Balance of Mortgage Pass-Through Certificates, Series 1999-J2, Class R (the "Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of November 1, 1999 among Structured Asset Mortgage Investments Inc., as depositor (the "Depositor"), GMAC Mortgage Corporation, as servicer and Norwest Bank Minnesota, National Association, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

                  1. No purpose of the Seller relating to the transfer of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

                  2. The Seller understands that the Purchaser has delivered to the Trustee and the Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit F-5. The Seller does not know or believe that any representation contained therein is false.

                  3. The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of a Class R Certificate may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

                  4. The Seller has no actual knowledge that the proposed Transferee is not both a United States Person and a Permitted Transferee.

                                                Very truly yours,


                                                __________________________
                                                (Seller)


                                                By:_______________________
                                                   Name:___________________
                                                   Title:__________________

                                  EXHIBIT F-5

                    FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF          )
                  : ss.:
COUNTY OF         )

                  [NAME OF OFFICER], being first duly sworn, deposes and says:

                  1. That he/she is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Mortgage Pass-Through Certificates, Series 1999-J2, Class R (the "Class R Certificates") (the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of __________________] [the United States], on behalf of which he/she makes this affidavit and agreement.

                  2. That the Owner (i) is not and will not be as of [date of transfer] a "disqualified organization" within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code") or an "electing large partnership' within the meaning of Section 775 of the Code,
(ii) will endeavor to remain other than a disqualified organization and an electing large partnership for so long as it retains its ownership interest in the Class R Certificates, and (iii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

                  3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations under the Code, that applies to all transfers of Class R Certificates after ________, _____; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

                  4. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R Certificates if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

                  5. That the Owner is aware that the Trustee will not register the transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

                  6. That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 5.02(e) of the Pooling and Servicing Agreement under which the Class R Certificates were issued (in particular, clause (iii)(A) and (iii)(B) of Section 5.02(e) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.02(e)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

                  7. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

                  8. The Owner's Taxpayer Identification Number is
______________.

                  9. This affidavit and agreement relates only to the Class R Certificates held by the Owner and not to any other holder of the Class R Certificates. The Owner understands that the liabilities described herein relate only to the Class R Certificates.

                  10. That no purpose of the Owner relating to the transfer of any of the Class R Certificates by the Owner is or will be to impede the assessment or collection of any tax.

                  11. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R Certificate that the Owner intends to pay taxes associated with holding such Class R Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificate.

                  12. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R Certificates remain outstanding.

                  13. The Owner is a citizen or resident of the United States, a corporation, partnership (including an entity treated as a corporation or partnership for federal income tax purposes) other entity created or organized in, or under the laws of, the United States, any state thereof or the District of Columbia (except, in the case of a partnership, to the extent provided in regulations), an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust other than a "foreign trust" as defined in Section 7701(a)(31) of the Code.

                  14. The Owner hereby certifies, represents and warrants to, and covenants with the Depositor, the Trustee and the Servicer that the following statements in (a) or (b) are accurate: the Owner (a) is not acquiring the Certificates directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement which is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, and/or section 4975 of the Internal Revenue Code of 1986, as amended, or

         (a) is providing a representation or an opinion of counsel to the effect that the proposed transfer and/or holding of the Certificates and the servicing, management and/or operation of the Trust and its assets: (I) will not result in any prohibited transaction which is not covered under an individual or class prohibited transaction exemption, including, but not limited to, Prohibited Transaction Exemption ("PTE") 84-14, PTE 91-38, PTE 90-1, PTE 95-60, PTE 96-23 or Section 401(c) of ERISA and the regulations promulgated thereunder and (II) will not give rise to any additional fiduciary duties on the part of the Depositor, the Servicer or the Trustee.

                  In addition, the Owner hereby certifies, represents and warrants to, and covenants with, the Depositor, the Trustee and the Servicer that the Owner will not transfer such Certificates to any Plan or person unless either such Plan or person meets the requirements set forth in either (a) or
(b) above.

                  Capitalized terms used but not defined herein shall have the meanings assigned in the Pooling and Servicing Agreement.

                  IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ____ day of _______________, 199__.

                                [NAME OF OWNER]


                                By:____________________________________
                                [Name of Officer]
                                [Title of Officer]

[Corporate Seal]

ATTEST:


--------------------------
[Assistant] Secretary



                  Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he/she executed the same as his/her free act and deed and the free act and deed of the Owner.

                  Subscribed and sworn before me this ____ day of ________________, 199__.



                              ----------------------------------
                                         NOTARY PUBLIC

COUNTY OF __________________
STATE OF  _________________________


My Commission expires the ____ day of _______________, 19__.

                                  EXHIBIT F-6

                      FORM OF ERISA REPRESENTATION LETTER

                                              ______________, 19__


Structured Asset Mortgage Investments Inc.
245 Park Avenue
New York, New York 10167

Norwest Bank Minnesota, National Association
11000 Broken Land Parkway
Columbia, Maryland 21044

GMAC Mortgage Corporation
100 Witmer Road
Horsham, Pennsylvania  19044

Attention: Structured Asset Mortgage Investments Inc. Series 1999-J2

                  Re:      Mortgage Pass-Through Certificates,
                           Series 1999-J2, Class [A-6][X][PO][B-__]

Ladies and Gentlemen:

                  _________________________ (the "Purchaser") intends to
purchase from ___________________________ (the "Seller") $_____________ Initial
Certificate Principal Balance of Mortgage Pass-Through Certificates, Series 1999-J2, Class [A-6][X][PO][B-__] (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of November 1, 1999 among Structured Asset Mortgage Investments Inc., as depositor (the "Depositor"), GMAC Mortgage Corporation, as servicer (the "Servicer") and Norwest Bank Minnesota, National Association, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Depositor, the Trustee and the Servicer that:

                  (a) it is not acquiring the Certificates directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement which is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, and/or section 4975 of the Internal Revenue Code of 1986, as amended,

                  (b) it is an insurance company and (x) such purchase and holding are permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code, will not subject the Depositor, the Trustee or the Servicer to any obligation in addition to those undertaken in the Pooling and Servicing Agreement and (y) the purchaser is an insurance company which is purchasing such Certificate with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of the Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")), the purchase and holding of such Certificate are covered under Sections I and III of PTCE 95-60; and there is no Plan with respect to which the amount of such general account's reserves and liabilities for contracts held by or on behalf of such Plan and all other Plans maintained by the same employer (or any "affiliate" thereof, as defined in PTCE 95-60) or by the same employee organization, exceeds 10% of the total of all reserves and liabilities of such general account (as determined under PTCE 95-60) as of the date of the acquisition of such Certificate, or

                  (c) it is providing an opinion of counsel satisfactory to the Depositor, the Trustee and the Servicer that the purchase and holding of such Certificate by a Plan or a person acting on behalf of a Plan or using a Plan's assets are permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code, will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction requirements of ERISA and the Code, and will not subject the Depositor, the Trustee or the Servicer to any obligation in addition to those undertaken in the Pooling and Servicing Agreement.

         In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Depositor, the Trustee and the Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless such Plan or person meets the requirements set forth in either (a), (b) or (c) above.

                                           Very truly yours,


                                           --------------------------
                                           (Purchaser)


                                           By:_______________________________
                                              Name: _________________________
                                              Title:__________________________

                                   EXHIBIT G

                             MORTGAGE LOAN SCHEDULE


                        [On file with Brown & Wood LLP]

                                   EXHIBIT H


                      Pricing and Prepayment Certificates



                                                       November 30, 1999




Norwest Bank Minnesota, National Association
11000 Broken Land Parkway
Columbia, Maryland  21044

                Re: Structured Asset Mortgage Investments Inc. Mortgage Pass-Through Certificates, Series 1999-J2

                  Pursuant to Section 3.23 of the Pooling and Servicing Agreement dated November 1, 1999 among Structured Asset Mortgage Investments Inc. (the "Depositor"), GMAC Mortgage Corporation (the "Servicer") and Norwest Bank Minnesota, National Association (the "Trustee") relating to the issuance of Structured Asset Mortgage Investments Inc. Mortgage Pass-Through Certificates (the "Pooling and Servicing Agreement"), the undersigned does hereby certify that:

         (a) The prepayment assumption used in pricing the Certificates was 175% PSA.

         (b) Set forth below is (i), the first price, as a percentage of the principal balance of each class of Certificates, at which 10% of the aggregate principal balance of each such class of Certificates was sold to the public at single price, if applicable, or (ii) if more than 10% of a class of Certificates have been sold to the public but no single price is paid for at least 10% of the aggregate principal balance of such class of Certificates, then the weighted average price at which the Certificates of such class were sold expressed as a percentage of the principal balance of such class of Certificates, or (iii) if less than 10% of the aggregate principal balance of a class of Certificates has been sold to the public, the purchase price for each such class of Certificates paid expressed as a percentage of the principal balance of such class of Certificates calculated by: (1) estimating the fair market value of each such class of Certificates as of November 30, 1999; (2) adding such estimated fair market value to the aggregate purchase price of each class of Certificates described in clause (i) or (ii) above; (3) dividing each of the fair market values determined in clause (1) by the sum obtained in clause (2); (4) multiplying the quotient obtained for each class of Certificates in clause (3) by the purchase price paid for all the Certificates; and (5) for each class of Certificates, dividing the product obtained from such class of Certificates in clause (4) by the original principal balance of such class of Certificates.

        Class A-1:
        Class A-2:
        Class A-3:
        Class A-4:
        Class A-5:
        Class A-6:
        Class X:
        Class PO:
        Class R:
        Class B-1:
        Class B-2:
        Class B-3:
        Class B-4:
        Class B-5:
        Class B-6:






The prices set forth above do not include accrued interest with respect to periods before closing.

                                       STRUCTURED ASSET MORTGAGE
                                        INVESTMENTS INC.


                                       By:____________________________________
                                       Name:_________________________________
                                      Title:__________________________________

                                   EXHIBIT I



                         Schedule of Discount Fractions


                         [On file with the Underwriter]

                                   EXHIBIT J

                       Custodial Account Letter Agreement

                                   EXHIBIT K

                        Escrow Account Letter Agreement

                                   EXHIBIT L

                           Targeted Balance Schedules
                                   [On file]

                                   EXHIBIT M

                                FORM OF TRUSTEE
                             INITIAL CERTIFICATION


                                                              November __, 1999


Norwest Bank Minnesota, National Association
11000 Broken Land Parkway
Columbia, Maryland  21044


              Attention:  Structured Asset Mortgage Investments Inc.,
                          Series 1999-J2

                  Re: Pooling and Servicing Agreement, dated as of November 1, 1999, by and among Norwest Bank Minnesota, National Association, Structured Asset
                        Mortgage Investments Inc. and GMAC Mortgage Corporation Mortgage Pass-Through Certificates, Series 1999-J2

Ladies and Gentlemen:

                  In accordance with Section 2.02 of the above-captioned Pooling Agreement, the undersigned, as Trustee, hereby certifies that it has received a Mortgage File (which contains an original Mortgage Note) to the extent required in Section 2.01 of the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule.

                  Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                   NORWEST BANK MINNESOTA,
                                   NATIONAL ASSOCIATION



                                   By:________________________________
                                   Name:______________________________
                                  Title:______________________________

                                   EXHIBIT N

                      FORM OF TRUSTEE FINAL CERTIFICATION



                                                        November __, 1999



Norwest Bank Minnesota, National Association
11000 Broken Land Parkway
Columbia, Maryland  21044

              Attention:  Structured Asset Mortgage Investments Inc.,
                          Series 1999-J2

              Re: Pooling and Servicing Agreement, dated as of November 1, 1999, by and among Norwest Bank Minnesota, National Association, Structured Asset Mortgage Investments Inc. and GMAC Mortgage Corporation Mortgage Pass-Through Certificates, Series 1999-J2

Ladies and Gentlemen:

                  In accordance with the above-captioned Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that it has received a Mortgage File with respect to each Mortgage Loan listed in the Mortgage Loan Schedule containing with respect to each such Mortgage Loan:

(i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee or an original lost note affidavit from the related Seller stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

(ii) The original Mortgage with evidence of recording indicated thereon or a copy of the Mortgage certified by the public recording office in which such mortgage has been recorded;

(iii) An original Assignment of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment certified by the public recording office in which such assignment has been recorded;

(iv) With respect to each Mortgage Loan, the original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee or a copy of such assignment or assignments of the Mortgage certified by the public recording office in which such assignment or assignments have been recorded; and

(v) The original of each modification, assumption, extension or guaranty agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption, extension or guaranty agreement certified by the public recording office in which such document has been recorded.

                  Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                        NORWEST BANK MINNESOTA, NATIONAL
                        ASSOCIATION


                        By:________________________________________
                        Name:______________________________________
                        Title:_____________________________________